                        1933 Act Registration No.  2-11387

   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 31, 1998

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                        SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549

                                    FORM N-1A
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                       Pre-Effective Amendment No.
                                                   --------
                       Post-Effective Amendment No.   81
                                                   --------
                                      AND/OR

                         REGISTRATION STATEMENT UNDER THE
                          INVESTMENT COMPANY ACT OF 1940
                              Amendment No.
                                           ---------
                         (Check appropriate box or boxes)

                          FORTIS EQUITY PORTFOLIOS, INC.
                (Exact Name of Registrant as Specified in Charter)

                               500 Bielenberg Drive
                            Woodbury, Minnesota  55125
                (Address of Principal Executive Offices, Zip Code)

                                  (651) 738-4000
               (Registrant's Telephone Number, including Area Code)

                              Scott R. Plummer, Esq.
                               500 Bielenberg Drive
                            Woodbury, Minnesota  55125
                     (Name and Address of Agent for Service)

                                     COPY TO:
                           Kathleen L. Prudhomme, Esq.
                               Dorsey & Whitney LLP
                              220 South Sixth Street
                        Minneapolis, Minnesota  55402-1498


It is proposed that this filing will become effective (check appropriate box):
             immediately upon filing pursuant to paragraph (b) of Rule 485
     -----
       X     on January 1, 1999 pursuant to paragraph (b) of Rule 485
     -----
             75 days after filing pursuant to paragraph (a) of Rule 485
     -----
             on (specify date) pursuant to paragraph (a) of Rule 485
     -----
             60 days after filing pursuant to paragraph (a) of Rule 485
     -----
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                          [LOGO]

Fortis Stock Funds Prospectus

                                                Dated January 1, 1999

                                                - Asset Allocation Portfolio
                                                - Value Fund
                                                - Growth & Income Fund
                                                - Capital Fund
                                                - Growth Fund
                                                - Capital Appreciation Portfolio


AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY STATEMENT TO THE CONTRARY IS A CRIMINAL OFFENSE.

MAILING ADDRESS:
P.O. Box 64284
St. Paul, Minnesota 55164-0284

STREET ADDRESS:
500 Bielenberg Drive
Woodbury, Minnesota 55125-1400

TELEPHONE: (651) 738-4000
TOLL FREE: (800) 800-2000, extension 3012

TABLE OF CONTENTS
-------------------------------------------------------------------

                                                                                                              PAGE
The Funds
  Asset Allocation Portfolio.............................................................................           1
  Value Fund.............................................................................................           5
  Growth & Income Fund...................................................................................           7
  Capital Fund...........................................................................................           9
  Growth Fund............................................................................................          11
  Capital Appreciation Portfolio.........................................................................          13

Shareholder Information
  Choosing a Share Class.................................................................................          16
  Determining Your Purchase Price........................................................................          17
  How to Buy Shares......................................................................................          20
  How to Sell Shares.....................................................................................          21
  Dividend and Capital Gains Distributions...............................................................          23
  Tax Considerations.....................................................................................          24
  Shareholder Inquiries..................................................................................          24

Fund Management
  Investment Adviser.....................................................................................          25
  Portfolio Managers.....................................................................................          25

More Information on Fund Objectives, Investment Strategies and Risks
  Fund Objectives........................................................................................          27
  Investment Strategies..................................................................................          27
  Principal Risks........................................................................................          28

Financial Highlights
  Asset Allocation Portfolio.............................................................................          30
  Value Fund.............................................................................................          31
  Growth & Income Fund...................................................................................          31
  Capital Fund...........................................................................................          32
  Growth Fund............................................................................................          33
  Capital Appreciation Portfolio.........................................................................          34

THE FUNDS
-------------------------------------------------------------------

This section describes the objectives, principal investment strategies and principal risks of Asset Allocation Portfolio, Value Fund, Growth & Income Fund, Capital Fund, Growth Fund and Capital Appreciation Portfolio (the "Funds"). It also provides you with information on how the Funds have performed and on Fund expenses. For more information, please read the section entitled "More Information on Fund Objectives, Investment Strategies and Risks."

AN INVESTMENT IN ANY OF THE FUNDS IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

ASSET ALLOCATION PORTFOLIO

OBJECTIVE

Asset Allocation Portfolio ("Asset Allocation Fund") has an objective of maximizing total return on invested capital, mainly from capital appreciation, dividends and interest.

PRINCIPAL INVESTMENT STRATEGIES

Asset Allocation Fund pursues its objective by following a flexible asset allocation strategy that contemplates shifts among a wide range of investments and markets. The Fund invests in equity and debt securities of domestic and foreign issuers and in money market instruments. Depending on prevailing economic and market conditions, the Fund may at any given time be primarily comprised of equity securities, debt securities, short-term money market securities or any combination of these securities. In managing the equity portion of the Fund's portfolio, the adviser uses a "bottom up" investment style in which stock selection is driven primarily by the merits of the company itself. The Fund will attempt to maintain an average effective duration of three to seven years for the debt securities portion of its portfolio. The Fund may invest up to 20% of its net assets in securities of foreign governments and companies. The Fund's investments may include the following:

    - EQUITY SECURITIES. The Fund's equity security investments may include common stocks, preferred stocks and securities convertible into common stocks. The Fund generally invests in equity securities which, in the judgment of the Fund's adviser, have above average growth potential.

    - U.S. GOVERNMENT SECURITIES. The Fund may invest in securities issued or guaranteed by the United States Government, its agencies or instrumentalities.

    - MORTGAGE-BACKED SECURITIES. The Fund may invest in mortgage-backed securities, including pass-through certificates issued by the Government National Mortgage Association ("GNMA") and the Federal National Mortgage Association ("FNMA") and collateralized mortgage obligations ("CMOs"). CMOs are debt instruments issued by special purpose entities which are secured by pools of mortgage loans or other mortgage-backed securities.

    - ZERO COUPON OBLIGATIONS. The Fund may invest in zero coupon obligations issued by the U.S. Government and its agencies and by corporate issuers. Because these obligations do not pay interest currently, their prices can be highly volatile as interest rates rise and fall.

    - MUNICIPAL OBLIGATIONS. The Fund may invest up to 20% of its total assets in municipal securities during periods when these securities appear to offer more attractive returns than taxable securities.

    - CORPORATE BONDS. The Fund may invest without limitation in corporate bonds rated within the four highest grades at the time of purchase by Moody's Investors Service, Inc. or Standard & Poor's Corporation, or comparably rated by another nationally recognized rating organization. These are commonly referred to as "investment grade" securities. In addition, the Fund may invest up to 30% of its total assets in securities rated lower than investment grade, commonly known as "junk bonds." The Fund will not invest in bonds rated below Caa by Moody's or CCC by Standard & Poor's, or comparably rated by another nationally recognized rating organization.

    - BANK OBLIGATIONS. The Fund may invest in obligations of United States banks, and in U.S. dollar denominated obligations of Canadian chartered banks and United States branches or agencies of foreign banks.

    - COMMERCIAL PAPER. The Fund may invest in commercial paper rated at the time of purchase Prime-2 or higher by Moody's, A-2 or higher by Standard & Poor's, comparably rated by another nationally recognized rating organization, or unrated and issued by a corporation with an outstanding debt issue rated A or better by Moody's or Standard & Poor's or comparably rated by another nationally recognized rating organization.

PRINCIPAL RISKS

As with any non-money market mutual fund, Asset Allocation Fund's share price and yield will change daily because of changes in stock prices, interest rates and other factors. You may lose money if you invest in the Fund. The principal risks of investing in Asset Allocation Fund include:

    - RISKS OF COMMON STOCKS. Prices of stocks in the Fund's portfolio may decline over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry or sector of the market. As you consider an investment in the Fund, you should take into account your personal tolerance for daily fluctuations of the stock market.

    - INTEREST RATE RISK. Debt securities in the Fund will fluctuate in value with changes in interest rates. In general, debt securities will increase in value when interest rates fall and decrease in value when interest rates rise.

    - CREDIT OR DEFAULT RISK. If a bond issuer's credit quality declines or its agency ratings are downgraded, there may be a resulting decline in the bond's price. If credit quality deteriorates to the point of possible or actual default (inability to pay interest or repay principal on a timely basis), the bond's market value could decline precipitously.

    - RISKS OF HIGH YIELD/HIGH RISK SECURITIES. A significant portion of the Fund's portfolio may consist of non-investment grade debt securities, commonly referred to as "high yield" securities or "junk bonds." These securities generally have more volatile prices and carry more risk to principal than investment grade securities.

    - CALL RISK. The Fund is subject to the possibility that, under certain conditions, especially during periods of falling interest rates, a bond issuer will "call"--or repay--its bonds before their maturity date. The Fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income.

    - RISKS OF MORTGAGE-RELATED SECURITIES. The Fund's investments in debt securities include mortgage-related securities, which are subject to prepayment and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of mortgages underlying the Fund's mortgage-related securities. These prepayments are passed through to the Fund, which must reinvest them at a time when interest rates on new mortgage investments are falling, reducing the Fund's income. Extension risk is the risk that rising interest rates could cause mortgage prepayments to slow, which would lengthen the duration of the Fund's mortgage-related securities and cause their prices to decline. (Duration is a commonly used measure of the potential volatility of a debt security. See "More Information on Fund Objectives, Investment Strategies and Risks.")

    - RISKS OF FOREIGN INVESTMENT. Investing in foreign securities involves risks not typically associated with U.S. investing. These investments may involve increased political and economic risk. In addition, the Fund may experience a decline in net asset value resulting from changes in exchange rates between the United States dollar and foreign currencies.

    - RISKS OF ACTIVE MANAGEMENT. Because the Fund may invest in a wide range of investments and markets, the Fund's investment adviser has substantially more investment discretion than the advisers of most mutual funds. The performance of the Fund will reflect in part the adviser's ability to effectively allocate the Fund's assets among these investments and markets.

FUND PERFORMANCE

The bar chart and table below provide you with information on Asset Allocation Fund's volatility and performance. The bar charts show you how performance of the Fund's Class A shares has varied from year to year. The performance of other classes of shares will differ due to differences in expenses. Sales loads are not reflected in the bar chart; if they had been, returns would be lower. The table, which does reflect sales loads, compares the Fund's performance over different time periods to that of a broad measure of market performance. Remember, how the Fund has performed in the past is not necessarily an indication of how it will perform in the future.

                  ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1988           3.21%
1989          22.67%
1990          -1.05%
1991          29.34%
1992           6.29%
1993          11.27%
1994          -0.82%
1995          22.01%
1996          12.03%
1997          19.17%

      * The Fund's total return for the period from January 1, 1998 through September 30, 1998 was 3.77%.

                          (Quarter ending June 30,
BEST QUARTER:     12.55%    1997)
WORST                     (Quarter ending September 30,
 QUARTER:         -8.95%    1990)

                  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/97

                                                                                                               TEN YEARS
                                                                                                               OR SINCE
                                                                                     ONE YEAR    FIVE YEARS   INCEPTION*
                                                                                    -----------  -----------  -----------
Class A Shares....................................................................       13.51%       11.35%       11.43%
Class B Shares**..................................................................       14.95%         N/A        15.53%
Class H Shares**..................................................................       14.95%         N/A        15.51%
Class C Shares**..................................................................       17.54%         N/A        16.06%
S&P 500 Index***..................................................................       33.26%       20.14%       18.00%
Lehman Brothers Aggregate Bond Index****..........................................        9.68%        7.38%        9.12%

------------------------

   * Ten years for Class A shares; since inception on November 14, 1994 for Class B, Class H and Class C shares.

  ** With CDSC. Assumes redemption on December 31, 1997.

 *** An unmanaged index of 500 common stocks.

**** An unmanaged index of government, corporate and mortgage-backed securities with an average maturity of approximately nine years.

FEES AND EXPENSES

As an investor, you pay certain fees and expenses if you buy and hold shares of Asset Allocation Fund. Shareholder fees are fees paid directly from your investment. Annual fund operating expenses are deducted from Fund assets. The figures below are based on expenses during the fiscal year ended August 31, 1998.

                                       CLASS A    CLASS B AND    CLASS C
                                       SHARES      H SHARES      SHARES
                                     -----------  -----------  -----------
SHAREHOLDER FEES
  Maximum Sales Charge (Load)
   Imposed on Purchases (as a
   percentage of offering price)...        4.75%        None         None
  Maximum Deferred Sales Charge
   (Load) (as a percentage of
   original purchase price or
   redemption proceeds, whichever
   is less)........................         --*         4.00%        1.00%

ANNUAL FUND OPERATING EXPENSES
  (as a % of average net assets)
  Management Fees..................        0.90%        0.90%        0.90%
  Distribution and/or Service
   (12b-1) Fees....................        0.45%        1.00%        1.00%
  Other Expenses...................        0.09%        0.09%        0.09%
  Total Annual Fund Operating
   Expenses........................        1.44%        1.99%        1.99%

------------------------

* A contingent deferred sales charge of 1.00% is imposed on certain redemptions of Class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. See "Shareholder Information."

EXAMPLE This example is intended to help you compare the cost of investing in the different share classes of Asset Allocation Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                   CLASS B/H                  CLASS C
                                                    SHARES                    SHARES
                                                   ASSUMING     CLASS B/H    ASSUMING      CLASS C
                                                  REDEMPTION     SHARES     REDEMPTION     SHARES
                                       CLASS A     AT END OF   ASSUMING NO   AT END OF   ASSUMING NO
                                       SHARES     EACH PERIOD  REDEMPTION   EACH PERIOD  REDEMPTION
                                     -----------  -----------  -----------  -----------  -----------
1 year.............................   $     615    $     562    $     202    $     302    $     202
3 years............................         909          894          624          624          624
5 years............................       1,225        1,253        1,073        1,073        1,073
10 years...........................       2,117        2,175        2,175        2,317        2,317

VALUE FUND

OBJECTIVE

Value Fund's objective is short and long term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Value Fund invests primarily in common stocks and securities convertible into common stocks. The Fund selects stocks based on a concept of fundamental value, where stocks appear inexpensive relative to anticipated profit and revenue growth. The Fund's adviser uses a "bottom up" investment style in which stock selection is driven primarily by the merits of the company itself. Under normal market conditions, it is the Fund's intention to maintain a median market capitalization for its portfolio of over $1 billion--making the Fund a "mid to large cap value fund." The Fund's median market capitalization was $15.8 billion as of November 30, 1998.

PRINCIPAL RISKS

As with any non-money market mutual fund, Value Fund's share price will change daily because of changes in stock prices and other factors. You may lose money if you invest in the Fund. The principal risks of investing in Value Fund include:

    - RISKS OF COMMON STOCKS. Prices of stocks in the Fund's portfolio may decline over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry or sector of the market. In addition, value stocks and/or stocks of mid and large capitalization companies may underperform the market as a whole. As you consider an investment in the Fund, you should take into account your personal tolerance for daily fluctuations of the stock market.

    - RISKS OF MID CAP COMPANIES. Mid-sized companies may have somewhat limited product lines, markets and financial resources and may depend upon a relatively small management group. Stocks of these companies may therefore be more vulnerable to adverse developments than those of larger companies.

FUND PERFORMANCE

The bar chart and table below provide you with information on Value Fund's volatility and performance. The bar charts show you how performance of the Fund's Class A shares has varied from year to year. The performance of other classes of shares will differ due to differences in expenses. Sales loads are not reflected in the bar chart; if they had been, returns would be lower. The table, which does reflect sales loads, compares the Fund's performance over different time periods to that of a broad measure of market performance. Remember, how the Fund has performed in the past is not necessarily an indication of how it will perform in the future.

                   ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1996          19.88%
1997          24.81%

      * The Fund's total return for the period from January 1, 1998 through September 30, 1998 was -6.39%.

                          (Quarter ending June 30,
BEST QUARTER:     12.36%    1997)
WORST                     (Quarter ending March 31,
 QUARTER:          0.85%    1997)

                  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/97

                                                                                                               SINCE
                                                                                                ONE YEAR    INCEPTION*
                                                                                               -----------  -----------
Class A Shares...............................................................................       18.88%       19.38%
Class B Shares**.............................................................................       20.22%       20.31%
Class H Shares**.............................................................................       20.20%       20.35%
Class C Shares**.............................................................................       22.91%       21.45%
S&P 500 Index***.............................................................................       33.26%       27.85%

------------------------

  * Inception date was January 2, 1996 for all classes of shares.

 ** With CDSC. Assumes redemption on December 31, 1997.

*** An unmanaged index of 500 common stocks.

FEES AND EXPENSES

As an investor, you pay certain fees and expenses if you buy and hold shares of Value Fund. Shareholder fees are fees paid directly from your investment. Annual fund operating expenses are deducted from Fund assets. The figures below are based on expenses during the fiscal year ended August 31, 1998.

                                       CLASS A    CLASS B AND    CLASS C
                                       SHARES      H SHARES      SHARES
                                     -----------  -----------  -----------
SHAREHOLDER FEES
  Maximum Sales Charge (Load)
   Imposed on Purchases (as a
   percentage of offering price)...        4.75%        None         None
  Maximum Deferred Sales Charge
   (Load) (as a percentage of
   original purchase price or
   redemption proceeds, whichever
   is less)........................         --*         4.00%        1.00%

ANNUAL FUND OPERATING EXPENSES
  (as a % of average net assets)
  Management Fees..................        1.00%        1.00%        1.00%
  Distribution and/or Service
   (12b-1) Fees....................        0.25%        1.00%        1.00%
  Other Expenses...................        0.27%        0.27%        0.27%
  Total Annual Fund Operating
   Expenses........................        1.52%        2.27%        2.27%

------------------------

* A contingent deferred sales charge of 1.00% is imposed on certain redemptions of Class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. See "Shareholder Information."

EXAMPLE This example is intended to help you compare the cost of investing in the different share classes of Value Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                   CLASS B/H                  CLASS C
                                                    SHARES                    SHARES
                                                   ASSUMING     CLASS B/H    ASSUMING      CLASS C
                                                  REDEMPTION     SHARES     REDEMPTION     SHARES
                                       CLASS A     AT END OF   ASSUMING NO   AT END OF   ASSUMING NO
                                       SHARES     EACH PERIOD  REDEMPTION   EACH PERIOD  REDEMPTION
                                     -----------  -----------  -----------  -----------  -----------
1 year.............................   $     622    $     590    $     230    $     330    $     230
3 years............................         932          979          709          709          709
5 years............................       1,265        1,395        1,215        1,215        1,215
10 years...........................       2,201        2,417        2,417        2,605        2,605

GROWTH & INCOME FUND

OBJECTIVE

Growth & Income Fund's objectives are capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGIES

Growth & Income Fund invests primarily in common stocks and securities convertible into common stocks with an emphasis on stocks of companies that have a history of dividend payments. The Fund's adviser uses a "bottom up" investment style in which stock selection is driven primarily by the merits of the company itself. Under normal market conditions, the Fund intends to maintain a median market capitalization for its portfolio of greater than $5 billion--making it a "large cap fund." The Fund's median market capitalization was $13.7 billion as of November 30, 1998.

PRINCIPAL RISKS

As with any non-money market mutual fund, Growth & Income Fund's share price and yield will change daily because of changes in stock prices and other factors. You may lose money if you invest in the Fund.

The principal risk of investing in Growth & Income Fund is the risk that prices of stocks in the Fund's portfolio will decline over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry or sector of the market. In addition, stocks of large capitalization companies may underperform the market as a whole. As you consider an investment in the Fund, you should take into account your personal tolerance for daily fluctuations of the stock market.

FUND PERFORMANCE

The bar chart and table below provide you with information on Growth & Income Fund's volatility and performance. The bar charts show you how performance of the Fund's Class A shares has varied from year to year. The performance of other classes of shares will differ due to differences in expenses. Sales loads are not reflected in the bar chart; if they had been, returns would be lower. The table, which does reflect sales loads, compares the Fund's performance over different time periods to that of a broad measure of market performance. Remember, how the Fund has performed in the past is not necessarily an indication of how it will perform in the future.

                  ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1996          18.00%
1997          22.90%

      * The Fund's total return for the period from January 1, 1998 through September 30, 1998 was 0.06%.

                          (Quarter ending June 30,
BEST QUARTER:     10.20%    1997)
WORST                     (Quarter ending September 30,
 QUARTER:          1.81%    1996)

                  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/97

                                                                                                               SINCE
                                                                                                ONE YEAR    INCEPTION*
                                                                                               -----------  -----------
Class A Shares...............................................................................       17.06%       17.53%
Class B Shares**.............................................................................       18.49%       18.06%
Class H Shares**.............................................................................       18.49%       18.06%
Class C Shares**.............................................................................       21.09%       19.55%
S&P 500 Index*...............................................................................       33.26%       27.85%

------------------------

  * Inception date was January 2, 1996 for all classes of shares.

 ** With CDSC. Assumes redemption on December 31, 1997.

*** An unmanaged index of 500 common stocks.

FEES AND EXPENSES

As an investor, you pay certain fees and expenses if you buy and hold shares of Growth & Income Fund. Shareholder fees are fees paid directly from your investment. Annual fund operating expenses are deducted from Fund assets. The figures below are based on expenses during the fiscal year ended August 31, 1998.

                                       CLASS A    CLASS B AND    CLASS C
                                       SHARES      H SHARES      SHARES
                                     -----------  -----------  -----------
SHAREHOLDER FEES
  Maximum Sales Charge (Load)
   Imposed on Purchases (as a
   percentage of offering price)...        4.75%        None         None
  Maximum Deferred Sales Charge
   (Load) (as a percentage of
   original purchase price or
   redemption proceeds, whichever
   is less)........................         --*         4.00%        1.00%

ANNUAL FUND OPERATING EXPENSES
  (as a % of average net assets)
  Management Fees..................        1.00%        1.00%        1.00%
  Distribution and/or Service
   (12b-1) Fees....................        0.25%        1.00%        1.00%
  Other Expenses...................        0.30%        0.30%        0.30%
  Total Annual Fund Operating
   Expenses........................        1.55%        2.30%        2.30%

------------------------

* A contingent deferred sales charge of 1.00% is imposed on certain redemptions of Class A shares that were purchased without an initial sales charge as part of an invesment of $1 million or more. See "Shareholder Information."

EXAMPLE This example is intended to help you compare the cost of investing in the different share classes of Growth & Income Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                   CLASS B/H                  CLASS C
                                                    SHARES                    SHARES
                                                   ASSUMING     CLASS B/H    ASSUMING      CLASS C
                                                  REDEMPTION     SHARES     REDEMPTION     SHARES
                                       CLASS A     AT END OF   ASSUMING NO   AT END OF   ASSUMING NO
                                       SHARES     EACH PERIOD  REDEMPTION   EACH PERIOD  REDEMPTION
                                     -----------  -----------  -----------  -----------  -----------
1 year.............................   $     625    $     593    $     233    $     333    $     233
3 years............................         941          988          718          718          718
5 years............................       1,280        1,410        1,230        1,230        1,230
10 years...........................       2,233        2,448        2,448        2,636        2,636

CAPITAL FUND

OBJECTIVE

Capital Fund's objective is short and long term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Capital Fund invests primarily in common stocks and securities convertible into common stocks. The Fund selects stocks based upon their growth potential. The Fund's adviser uses a "bottom up" investment style in which stock selection is driven primarily by the merits of the company itself. Under normal market conditions, the Fund intends to maintain a median market capitalization for its portfolio of greater than $5 billion--making it a "large cap growth fund." The Fund's median market capitalization was $14.5 billion as of November 30, 1998.

PRINCIPAL RISKS

As with any non-money market mutual fund, Capital Fund's share price will change daily because of changes in stock prices and other factors. You may lose money if you invest in the Fund.

The principal risk of investing in Capital Fund is the risk that prices of stocks in the Fund's portfolio will decline over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry or sector of the market. In addition, growth stocks and/or stocks of large capitalization companies may underperform the market as a whole. As you consider an investment in the Fund, you should take into account your personal tolerance for daily fluctuations of the stock market.

FUND PERFORMANCE

The bar chart and table below provide you with information on Capital Fund's volatility and performance. The bar charts show you how performance of the Fund's Class A shares has varied from year to year. The performance of other classes of shares will differ due to differences in expenses. Sales loads are not reflected in the bar chart; if they had been, returns would be lower. The table, which does reflect sales loads, compares the Fund's performance over different time periods to that of a broad measure of market performance. Remember, how the Fund has performed in the past is not necessarily an indication of how it will perform in the future.

                  ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1988           5.19%
1989          38.22%
1990          -9.46%
1991          49.38%
1992           6.62%
1993           2.79%
1994           2.53%
1995          21.57%
1996          18.56%
1997          23.80%

      * The Fund's total return for the period from January 1, 1998 through September 30, 1998 was 6.26%.

                          (Quarter ending March 31,
BEST QUARTER:     18.97%  1991)
WORST                     (Quarter ending September 30,
 QUARTER:        -15.96%  1990)

                  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/97

                                                                                                               TEN YEARS
                                                                                                               OR SINCE
                                                                                     ONE YEAR    FIVE YEARS   INCEPTION*
                                                                                    -----------  -----------  -----------
Class A Shares....................................................................       17.92%       12.36%       14.15%
Class B Shares**..................................................................       19.28%         N/A        17.58%
Class H Shares**..................................................................       19.33%         N/A        17.60%
Class C Shares**..................................................................       21.94%         N/A        18.19%
S&P 500 Index***..................................................................       33.26%       20.14%       18.00%

------------------------

  * Ten years for Class A shares; since inception on November 14, 1994 for Class B, Class H and Class C shares.

 ** With CDSC. Assumes redemption on December 31, 1997. Inception date was
    November 14, 1994.

*** An unmanaged index of 500 common stocks.

FEES AND EXPENSES

As an investor, you pay certain fees and expenses if you buy and hold shares of Capital Fund. Shareholder fees are fees paid directly from your investment. Annual fund operating expenses are deducted from Fund assets. The figures below are based on expenses during the fiscal year ended August 31, 1998.

                                       CLASS A    CLASS B AND    CLASS C
                                       SHARES      H SHARES      SHARES
                                     -----------  -----------  -----------
SHAREHOLDER FEES
  Maximum Sales Charge (Load)
   Imposed on Purchases (as a
   percentage of offering price)...        4.75%        None         None
  Maximum Deferred Sales Charge
   (Load) (as a percentage of
   original purchase price or
   redemption proceeds, whichever
   is less)........................         --*         4.00%        1.00%

ANNUAL FUND OPERATING EXPENSES
  (as a % of average net assets)
  Management Fees..................        0.82%        0.82%        0.82%
  Distribution and/or Service
   (12b-1) Fees....................        0.25%        1.00%        1.00%
  Other Expenses...................        0.06%        0.06%        0.06%
  Total Annual Fund Operating
   Expenses........................        1.13%        1.88%        1.88%

------------------------

* A contingent deferred sales charge of 1.00% is imposed on certain redemptions of Class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. See "Shareholder Information."

EXAMPLE This example is intended to help you compare the cost of investing in the different share classes of Capital Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                   CLASS B/H                  CLASS C
                                                    SHARES                    SHARES
                                                   ASSUMING     CLASS B/H    ASSUMING      CLASS C
                                                  REDEMPTION     SHARES     REDEMPTION     SHARES
                                       CLASS A     AT END OF   ASSUMING NO   AT END OF   ASSUMING NO
                                       SHARES     EACH PERIOD  REDEMPTION   EACH PERIOD  REDEMPTION
                                     -----------  -----------  -----------  -----------  -----------
1 year.............................   $     585    $     551    $     191    $     291    $     191
3 years............................         817          861          591          591          591
5 years............................       1,068        1,196        1,016        1,016        1,016
10 years...........................       1,784        2,005        2,005        2,201        2,201

GROWTH FUND

OBJECTIVE

Growth Fund's objective is short and long term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Growth Fund invests primarily in common stocks and securities convertible into common stocks. The Fund selects stocks based upon their growth potential. The Fund's adviser uses a "bottom up" investment style in which stock selection is driven primarily by the merits of the company itself. Under normal market conditions, the Fund intends to maintain a median market capitalization for its portfolio of $1 billion to $5 billion--making it a "mid cap growth fund." The Fund's median market capitalization was $2.7 billion as of November 30, 1998.

PRINCIPAL RISKS

As with any non-money market mutual fund, Growth Fund's share price will change daily because of changes in stock prices and other factors. You may lose money if you invest in the Fund. The principal risks of investing in Growth Fund include:

    - RISKS OF COMMON STOCKS. Prices of stocks in the Fund's portfolio may decline over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry or sector of the market. In addition, growth stocks and/or stocks of mid capitalization companies may underperform the market as a whole. As you consider an investment in the Fund, you should take into account your personal tolerance for daily fluctuations of the stock market.

    - RISKS OF MID CAP COMPANIES. Mid-sized companies may have somewhat limited product lines, markets and financial resources and may depend upon a relatively small management group. Stocks of these companies may therefore be more vulnerable to adverse developments than those of larger companies.

FUND PERFORMANCE

The bar chart and table below provide you with information on Growth Fund's volatility and performance. The bar charts show you how performance of the Fund's Class A shares has varied from year to year. The performance of other classes of shares will differ due to differences in expenses. Sales loads are not reflected in the bar chart; if they had been, returns would be lower. The table, which does reflect sales loads, compares the Fund's performance over different time periods to that of a broad measure of market performance. Remember, how the Fund has performed in the past is not necessarily an indication of how it will perform in the future.

                  ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1988           7.76%
1989          42.76%
1990          -6.31%
1991          67.50%
1992           0.98%
1993          10.37%
1994          -8.20%
1995          25.49%
1996          17.18%
1997          13.74%

      * The Fund's total return for the period from January 1, 1998 through September 30, 1998 was -2.55%.

                          (Quarter ending March 31,
BEST QUARTER:     26.62%  1991)
WORST                     (Quarter ending September 30,
 QUARTER:        -19.88%  1990)

                  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/97

                                                                                                               TEN YEARS
                                                                                                               OR SINCE
                                                                                     ONE YEAR    FIVE YEARS   INCEPTION*
                                                                                    -----------  -----------  -----------
Class A Shares....................................................................        8.34%       10.05%       14.68%
Class B Shares**..................................................................        9.33%         N/A        16.71%
Class H Shares**..................................................................        9.36%         N/A        16.72%
Class C Shares**..................................................................       11.87%         N/A        17.32%
Class Z Shares....................................................................       14.12%         N/A        14.60%
S&P 500 Index***..................................................................       33.26%       20.14%       18.00%

------------------------

  * Ten years for Class A shares; since inception on November 14, 1994 for Class B, Class H and Class C shares; and since inception on March 1, 1996 for Class Z shares.

 ** With CDSC. Assumes redemption on December 31, 1997.

*** An unmanaged index of 500 common stocks.

FEES AND EXPENSES

As an investor, you pay certain fees and expenses if you buy and hold shares of Growth Fund. Shareholder fees are fees paid directly from your investment. Annual fund operating expenses are deducted from Fund assets. The figures below are based on expenses during the fiscal year ended August 31, 1998.

                                       CLASS A    CLASS B AND    CLASS C      CLASS Z
                                       SHARES      H SHARES      SHARES       SHARES
                                     -----------  -----------  -----------  -----------
SHAREHOLDER FEES
  Maximum Sales Charge (Load)
   Imposed on Purchases (as a
   percentage of offering price)...        4.75%        None         None         None
  Maximum Deferred Sales Charge
   (Load) (as a percentage of
   original purchase price or
   redemption proceeds, whichever
   is less)........................         --*         4.00%        1.00%        None

ANNUAL FUND OPERATING EXPENSES
  (as a % of average net assets)
  Management Fees..................        0.75%        0.75%        0.75%        0.75%
  Distribution and Service (12b-1)
   Fees............................        0.25%        1.00%        1.00%        None
  Other Expenses...................        0.05%        0.05%        0.05%        0.05%
  Total Annual Fund Operating
   Expenses........................        1.05%        1.80%        1.80%        0.80%

------------------------

* A contingent deferred sales charge of 1.00% is imposed on certain redemptions of Class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. See "Shareholder Information."

EXAMPLE This example is intended to help you compare the cost of investing in the different share classes of Growth Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                   CLASS B/H                  CLASS C
                                                    SHARES                    SHARES
                                                   ASSUMING     CLASS B/H    ASSUMING      CLASS C
                                                  REDEMPTION     SHARES     REDEMPTION     SHARES
                                       CLASS A     AT END OF   ASSUMING NO   AT END OF   ASSUMING NO    CLASS Z
                                       SHARES     EACH PERIOD  REDEMPTION   EACH PERIOD  REDEMPTION     SHARES
                                     -----------  -----------  -----------  -----------  -----------  -----------
1 year.............................   $     577    $     543    $     183    $     283    $     183    $      82
3 years............................         793          836          566          566          566          255
5 years............................       1,027        1,155          975          975          975          444
10 years...........................       1,697        1,919        1,919        2,116        2,116          990

CAPITAL APPRECIATION PORTFOLIO

OBJECTIVE

Capital Appreciation Portfolio ("Capital Appreciation Fund") has an objective of maximizing long term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Capital Appreciation Fund invests primarily in common stocks and securities convertible into common stocks. The Fund selects stocks based upon their growth potential. The Fund's adviser uses a "bottom up" investment style in which stock selection is driven primarily by the merits of the company itself. Under normal market conditions, the Fund intends to maintain a median market capitalization for its portfolio of less than $1 billion--making it a "small cap growth fund." The Fund's median market capitalization was $600 million as of November 30, 1998.

The Fund focuses on:

    - common stocks of small and medium sized companies that are early in their life cycles, but which the Fund's adviser believes have the potential to become major enterprises (emerging growth companies); and

    - common stocks of more established companies whose rates of earnings growth are expected to accelerate because of special factors such as new products or services, changes in demand factors, basic changes in the economic environment or rejuvenated management.

PRINCIPAL RISKS

As with any non-money market mutual fund, Capital Appreciation Fund's share price will change daily because of changes in stock prices and other factors. You may lose money if you invest in the Fund. The principal risks of investing in Capital Appreciation Fund include:

    - RISKS OF COMMON STOCKS. Prices of stocks in the Fund's portfolio may decline over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry or sector of the market. In addition, growth stocks and/or stocks of small capitalization companies may underperform the market as a whole. As you consider an investment in the Fund, you should take into account your personal tolerance for daily fluctuations of the stock market.

    - RISKS OF SMALL CAPITALIZATION COMPANIES. The securities of small capitalization companies involve greater risk than is customarily associated with investments in larger companies. Small capitalization companies often have limited product lines, markets or financial resources and may be dependent on a small, inexperienced management group. The securities of small capitalization companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

FUND PERFORMANCE

The bar chart and table below provide you with information on Capital Appreciation Portfolio's volatility and performance. The bar charts show you how performance of the Fund's Class A shares has varied from year to year. The performance of other classes of shares will differ due to differences in expenses. Sales loads are not reflected in the bar chart; if they had been, returns would be lower. The table, which does reflect sales loads, compares the Fund's performance over different time periods to that of a broad measure of market performance. Remember, how the Fund has performed in the past is not necessarily an indication of how it will perform in the future.

                  ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1988          10.91%
1989          45.02%
1990         -14.38%
1991          66.41%
1992           5.88%
1993          15.83%
1994          -7.18%
1995          33.64%
1996           6.93%
1997           1.52%

      * The Fund's total return for the period from January 1, 1998 through September 30, 1998 was -12.08%.

                          (Quarter ending March 31,
BEST QUARTER:     28.89%    1991)
WORST                     (Quarter ending September 30,
 QUARTER:        -30.58%    1990)

                  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/97

                                                                                                             TEN YEARS
                                                                                                             OR SINCE
                                                                                    ONE YEAR   FIVE YEARS   INCEPTION*
                                                                                    ---------  -----------  -----------
Class A Shares....................................................................      -3.31%       8.67%       13.92%
Class B Shares**..................................................................      -2.64%        N/A        12.80%
Class H Shares**..................................................................      -2.64%        N/A        12.83%
Class C Shares**..................................................................      -0.04%        N/A        13.49%
S&P 500 Index***..................................................................      33.26%      20.14%       18.00%

------------------------

  * Ten years for Class A shares; since inception on November 14, 1994 for Class B, Class H and Class C shares.

 ** With CDSC. Assumes redemption on December 31, 1997.

*** An unmanaged index of 500 common stocks.

FEES AND EXPENSES

As an investor, you pay certain fees and expenses if you buy and hold shares of Capital Appreciation Portfolio. Shareholder fees are fees paid directly from your investment. Annual fund operating expenses are deducted from Fund assets. The figures below are based on expenses during the fiscal year ended August 31, 1998.

                                       CLASS A    CLASS B AND    CLASS C
                                       SHARES      H SHARES      SHARES
                                     -----------  -----------  -----------
SHAREHOLDER FEES
  Maximum Sales Charge (Load)
   Imposed on Purchases (as a
   percentage of offering price)...        4.75%        None         None
  Maximum Deferred Sales Charge
   (Load) (as a percentage of
   original purchase price or
   redemption proceeds, whichever
   is less)........................         --*         4.00%        1.00%

ANNUAL FUND OPERATING EXPENSES
  (as a % of average net assets)
  Management Fees..................        0.95%        0.95%        0.95%
  Distribution and Service (12b-1)
   Fees............................        0.45%        1.00%        1.00%
  Other Expenses...................        0.12%        0.12%        0.12%
  Total Annual Fund Operating
   Expenses........................        1.52%        2.07%        2.07%

------------------------

* A contingent deferred sales charge of 1.00% is imposed on certain redemptions of Class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. See "Shareholder Information."

EXAMPLE This example is intended to help you compare the cost of investing in the different share classes of Capital Appreciation Portfolio with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                    CLASS B/H                      CLASS C
                                                     SHARES                        SHARES
                                                    ASSUMING       CLASS B/H      ASSUMING        CLASS C
                                                  REDEMPTION AT     SHARES      REDEMPTION AT     SHARES
                                       CLASS A       END OF       ASSUMING NO      END OF       ASSUMING NO
                                       SHARES      EACH PERIOD    REDEMPTION     EACH PERIOD    REDEMPTION
                                     -----------  -------------  -------------  -------------  -------------
1 year.............................   $     622     $     570      $     210      $     310      $     210
3 years............................         932           919            649            649            649
5 years............................       1,265         1,294          1,114          1,114          1,114
10 years...........................       2,201         2,260          2,260          2,400          2,400

SHAREHOLDER INFORMATION
-------------------------------------------------------------------

CHOOSING A SHARE CLASS

The Funds offer you a choice among multiple classes of shares with different sales charges and expenses. These alternatives enable you to choose the best method of purchasing shares, given the amount of your purchase, the length of time you expect to hold your shares, and other factors. Here is a brief summary of the different share classes offered by the Funds:

CLASS A SHARES

    - You pay a sales charge at the time of purchase. (THIS CHARGE MAY BE REDUCED OR WAIVED FOR CERTAIN PURCHASES.)

    - There is no sales charge when you redeem your shares. (SALES IN EXCESS OF $1 MILLION THAT WERE NOT SUBJECT TO AN INITIAL SALES CHARGE MAY BE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE.)

    - There is an annual Rule 12b-1 fee equal to .25% of a Fund's average daily net assets (.45% for Asset Allocation Fund and Capital Appreciation Fund).

    - Because Rule 12b-1 fees are lower, Class A shares have lower expenses and pay higher dividends than Class B, Class H or Class C shares.

CLASS B AND CLASS H SHARES

    - You do not pay any sales charge at the time of purchase.

    - There is a contingent deferred sales charge (CDSC) if you redeem within six years of purchase. The CDSC is 4% during the first two years after purchase, and declines thereafter to as low as 1% during the sixth year after purchase. There is no CDSC after the sixth year.

    - There is an annual Rule 12b-1 fee equal to 1.00% of a Fund's average daily net assets.

    - After eight years, shares automatically convert to Class A shares at no charge to you, resulting in a lower Rule 12b-1 fee thereafter.

    - Class B and Class H shares provide the benefit of putting your entire investment to work immediately.

    - Shares in these classes will have a higher expense ratio and pay lower dividends than Class A shares due to the higher Rule 12b-1 fee.

    - The only difference between Class B and Class H shares is the amount of the concession paid to dealers. This difference does not affect you in any way.

CLASS C SHARES

    - You do not pay any sales charge at the time of purchase.

    - There is a contingent deferred sales charge of 1.00% if you redeem within one year of purchase.

    - There is an annual Rule 12b-1 fee of 1.00% of a Fund's average daily net assets.

    - Shares do not convert to Class A shares. However, they are subject to a lower contingent deferred sales charge than Class B or Class H shares and do not have to be held for as long a time (one year vs. six years) to avoid paying a contingent deferred sales charge.

    - Class C shares provide the benefit of putting your entire investment to work for you immediately.

    - Shares in this class will have a higher expense ratio and pay lower dividends than Class A shares due to the higher Rule 12b-1 fee.

CLASS Z SHARES

    - These shares are available only in Growth Fund, and only for investment by:

     (1) Fortis, Inc. or its subsidiaries, and the following persons associated with these companies: (a) officers, directors, employees or sales representatives; (b) their children, grandchildren, parents, grandparents or siblings; and (c) spouses/domestic partners of any of such persons;

     (2) Fund directors and officers or their spouses/domestic partners; or such persons' children, grandchildren, parents, grandparents, or spouses/domestic partners of the preceding;

     (3) Representatives of Fortis Investors (including agencies) or their spouses; or such persons' children, grandchildren, parents, grandparents, or spouses of any such persons;

     (4) Pension, profit sharing and other retirement plans created for the benefit of any of the above persons; and

     (5) Accounts which were exchanged from Special Portfolios, Inc., Stock Portfolio.

    - You do not pay any sales charge either at the time of purchase or when you redeem your shares.

    - Your shares are not subject to annual Rule 12b-1 fees.

    - Shares in this Class will have the lowest expenses and pay the highest dividends of any available class.

DECIDING WHICH CLASS TO PURCHASE

In deciding which class of shares to purchase, you should consider, among other things:

    - The length of time you expect to hold your investment.

    - The amount of any sales charge (whether imposed at the time of purchase or redemption) and Rule 12b-1 fees.

    - Whether you qualify for any reduction or waiver of sales charges (E.G., if you are exempt from the sales charge, you must invest in Class A shares, unless, in the case of Growth Fund, you qualify to invest in Class Z shares).

    - The various exchange privileges among the different classes of shares.

    - The fact that Class B and Class H shares automatically convert to Class A shares after eight years.

Class A shares may be a better choice if your investment qualifies for a reduced sales charge. Class B and Class H share orders for more than $500,000 and Class C share orders for more than $1,000,000 will be treated as orders for Class A shares.

DETERMINING YOUR PURCHASE PRICE

NET ASSET VALUE OF FUND SHARES

Your purchase price is equal to a Fund's net asset value per share plus any initial sales charge. The net asset value per share is determined as of the primary closing time for business on the New York Stock Exchange (the "Exchange") on each day the Exchange is open.

Your purchase price will be the next net asset value per share of the Fund calculated after your purchase order is accepted by Fortis Investors ("Investors"), the Funds' underwriter. Orders generally must be received by Investors prior to the close of the Exchange to receive that day's price. If you purchase Fund shares through a broker-dealer other than Investors, your order must be received by your broker-dealer prior to the close of the Exchange. Investors will apply that day's price to the order if the broker-dealer places the order with Investors by the end of Investors' business day.

Each Fund's net asset value per share is determined by dividing the value of the securities and other assets owned by the Fund, less all liabilities, by the number of the Fund's shares outstanding. The securities owned by the Fund are generally valued at market value. However, there are times when market values are not readily available. In these cases, securities are valued at fair value as determined in good faith by Advisers under supervision of the Funds' Board of Directors.

PURCHASE PRICE OF CLASS A SHARES

The purchase price of Class A shares is the next net asset value per share calculated after receipt of your purchase order, plus a sales charge. Sales charges and broker-dealer concessions, which vary with the size of your purchase, are shown in the following table. A broker-dealer receives additional compensation (as a percentage of sales charge) when its annual sales of Fortis Funds having a sales charge exceed $10,000,000 (2%), $25,000,000 (4%), and $50,000,000 (5%).

                                                                  SALES CHARGE AS      SALES CHARGE AS
                                                                   PERCENTAGE OF    PERCENTAGE OF THE NET   BROKER-DEALER
AMOUNT OF SALE                                                    PURCHASE PRICE       AMOUNT INVESTED       CONCESSION
---------------------------------------------------------------  -----------------  ---------------------  ---------------
Less than $100,000.............................................          4.750%               4.987%               4.00%
$100,000 but less than $250,000................................          3.500%               3.627%               3.00%
$250,000 but less than $500,000................................          2.500%               2.564%               2.25%
$500,000 but less than $1,000,000..............................          2.000%               2.041%               1.75%
$1,000,000 or more*............................................         -0-                  -0-                   1.00%

------------------------

* You will pay a contingent deferred sales charge if you redeem these shares within two years of purchase.

In determining your sales charge above, purchases by you, your spouse, your children under the age or 21, and purchases by any tax-qualified plan of any of the foregoing (provided there is only one participant) will be combined. The above schedule also applies to (1) purchases by a trustee or fiduciary of a single trust estate or single fiduciary account, and (2) purchases by any organized group with a tax identification number, if these purchases result in economy of sales effort or expense. An organized group does not include clients of an investment advisor.

REDUCING YOUR SALES CHARGE FOR CLASS A SHARES. As shown above, larger purchases of Class A shares have a reduced sales charge. You also may reduce your sales charge through one of the special purchase plans listed below. For more information on these plans, see the Statement of Additional Information or contact your broker-dealer or sales representative. It is your obligation to notify your broker-dealer or sales representative about your eligibility for either of the following plans.

    - RIGHT OF ACCUMULATION. The sales charge discounts apply to your current purchase plus the net asset value of shares you already own in any Fortis Fund which has a sales charge.

    - STATEMENT OF INTENTION. The sales charge discounts apply to an initial purchase of at least $1,000 if you intend to purchase the balance needed to qualify within 13 months (excluding shares purchased by reinvesting dividends or capital gains).

EXEMPTIONS FROM SALES CHARGES ON CLASS A SHARES. The Statement of Additional Information contains information on investors who are eligible to purchase Class A shares without a sales charge.

CONTINGENT DEFERRED SALES CHARGES. You pay no initial sales charge on purchases of Class A shares of $1,000,000 or more. Out of its own assets, however, Investors pays broker-dealers a fee of up to 1.00% of the offering price of these shares. If you redeem shares within two years, you will pay a contingent deferred sales charge of 1.00%. For more information, see "How to Sell Shares--Contingent Deferred Sales Charge."

PURCHASE PRICE OF CLASS B AND CLASS H SHARES

The purchase price of Class B and Class H shares is their net asset value. Because you pay no initial sales charge, the Fund receives the full amount of your investment. However, if you redeem shares within six years of purchase, you will pay a contingent deferred sales charge ("CDSC") at the following rates. For additional information, see "How to Sell Shares--Contingent Deferred Sales Charge."

                       CONTINGENT DEFERRED
YEARS SINCE PURCHASE       SALES CHARGE
---------------------  --------------------

First................         4.00%
Second...............         4.00%
Third................         3.00%
Fourth...............         3.00%
Fifth................         2.00%
Sixth................         1.00%
Seventh..............          None
Eighth...............          None

Investors receives the CDSC, in part to defray expenses incurred in selling Class B and Class H shares. Investors pays broker-dealers who sell Class B shares a concession equal to 4.00% of the amount invested and an annual fee of
 .25% of the average daily net assets of the Fund attributable to such shares. Broker-dealers who sell Class H shares are paid a concession of between 5.25% and 5.50% of the amount invested.

CONVERSION TO CLASS A SHARES. Class B and Class H shares (except for those purchased by reinvestment of dividends and other distributions) will automatically convert to Class A shares after eight years. When these shares convert to Class A, a proportionate amount of Class B and H shares in your account that were purchased through the reinvestment of dividends and other distributions will also convert to Class A.

PURCHASE PRICE OF CLASS C SHARES

The purchase price of Class C shares is their net asset value. Because you pay no initial sales charge, the Fund receives the full amount of your investment. However, if you redeem your shares within one year of purchase, you will pay a CDSC of 1.00%. For additional information, see "How to Sell Shares--Contingent Deferred Sales Charge."

Investors receives the CDSC, in part to defray expenses incurred in selling Class C shares. Investors pays broker-dealers who sell Class C shares a concession equal to 1.00% of the amount invested and an annual fee of 1.00% of the amount invested that begins to accrue one year after the shares are sold.

PURCHASE PRICE OF CLASS Z SHARES

The purchase price of Class Z shares is their net asset value. These shares are sold without an initial or contingent deferred sales charge. Class Z shares, which are available only in Growth Fund, are available for investment only by the persons and entities listed above under "Choosing a Share Class--Class Z Shares."

RULE 12B-1 FEES

Each Fund pays Investors Rule 12b-1 fees for the distribution and sale of its shares and for services provided to shareholders. These fees differ by class, as follows:

                                                                        RULE 12b-1 FEE
SHARE CLASS                                                     (AS A % OF AVERAGE NET ASSETS)
--------------------------------------------------------------  -------------------------------

Class A.......................................................               0.25%
Class B and Class H...........................................               1.00%
Class C.......................................................               1.00%
Class Z.......................................................               None

These fees are paid out of a Fund's assets on an ongoing basis. Rule 12b-1 fees will increase the cost of your investment and over time may cost you more than other types of sales charges.

HOW TO BUY SHARES

You may become a shareholder in any of the Funds with an initial investment of $500 or more. If you invest under the Systematic Investment Plan, the minimum initial investment is $25 for the Pre-Authorized Check Plan and $50 for any other Systematic Investment Plan (except for telephone or wire orders).

The minimum subsequent investment is $50 for investments by mail ($25 for the Pre-Authorized Check Plan), $100 for investments by telephone through the automated Fortis Information Line and $500 for investments by telephone or investments by wire.

The Funds may reject any purchase order or restrict purchases at any time.

INVESTING BY TELEPHONE

Your registered representative may make your purchase ($500 minimum) by telephoning the number on the cover page of this Prospectus. You must promptly send your check and the Account Application which accompanies this Prospectus so that Investors receives it within three business days. Please make your check payable to Fortis Investors, Inc. and mail it with your Application to "CM-9651, St. Paul, MN 55170-9651".

If you have a bank account authorization form on file, you may invest $100 - $10,000 by telephone through the automated Fortis Information Line.

INVESTING BY WIRE

If you have an account with a commercial bank that is a member of the Federal Reserve System, you may purchase shares ($500 minimum) by requesting your bank to transmit immediately available funds (Federal Funds) by wire to:

    U.S. Bank National Association
    ABA #091000022, credit account no: 1-702-2514-1341
    Fortis Funds Purchase Account
    For further credit to: (your name)
    Fortis Account NBR (your account number)

Before making an initial investment by wire, your broker-dealer must telephone Investors at the number on the cover page of this Prospectus to open your account and obtain your account number. You must promptly send your Account Application which accompanies this Prospectus to Investors at "CM-9614, St. Paul, MN 55170-9614." You may make additional investments at any time even if your initial investment was by mail. Your bank should transmit Federal Funds using the instructions above.

INVESTING BY MAIL

You should complete and sign the Account Application which accompanies this Prospectus. Please make your check or other negotiable bank draft payable to Fortis Funds and mail it with your Application to "CM-9614, St. Paul, MN 55170-9614."

You may make additional purchases at any time by mailing a check or other negotiable bank draft along with your confirmation stub. Be sure to identify the account to which any such purchase is to be credited by specifying the name(s) of the registered owner(s) and the account number.

SPECIAL PURCHASE PLANS

TAX SHELTERED RETIREMENT PLANS. Individual Retirement Accounts ("IRAs"), Self-Employed, Pension, Profit Sharing, and 403(b) accounts are available.

GIFTS OR TRANSFERS TO MINOR CHILDREN. Adults can make an irrevocable gift or transfer of Fund shares in an account established for a minor.

SYSTEMATIC INVESTMENT PLAN. You may have $25 or more automatically withdrawn each month from your checking account (see the Systematic Investment Plan Authorization Agreement in the Account Application). A systematic investment plan may lower your average cost per share through the principle of "dollar cost averaging." Advisers may elect to send you confirmations for purchases made under the Systematic Investment Plan quarterly, rather than following each transaction.

EXCHANGE PRIVILEGE

Except for Class Z shares, you may exchange your Fund shares for the same class of shares in another Fortis Fund. If you hold Class Z shares, you may exchange these shares for Class A shares of another Fortis Fund. You pay no exchange fee or additional sales charge for exchanges.

If you own shares of another Fortis Fund, you may exchange those shares for Fund shares of the same class. You pay no sales charge if the shares to be exchanged have already been subject to a sales charge. If you own Class E shares of another Fortis Fund you may exchange those shares for Class A Fund shares. If you own Fortis Money Fund Class A shares you may exchange those shares for any class of Fund shares. However, if the Fortis Money Fund Class A shares have already incurred a sales charge, exchanges will be made at net asset value and may be made only into Class A Fund shares.

You may initiate an exchange by writing to or telephoning your broker-dealer, sales representative or the Fund. You may also use the automated Fortis Information Line for exchanges of $100 - $100,000. You may make a telephone exchange only if you have completed and returned the Telephone Exchange section of the Account Application. During times of chaotic economic or market circumstances, you may have difficulty reaching your broker-dealer, sales representative or the Fund by telephone. A telephone exchange may be difficult to implement at those times. (See "How to Sell Shares--By Phone").

An exchange of shares is a sale for federal income tax purposes and you may have a taxable capital gain or loss.

Advisers has the right to change, terminate, impose charges on or restrict the frequency of exchanges. You will receive at least 30 days notice before any such change is made.

HOW TO SELL SHARES

You may sell your shares on any day when the New York Stock Exchange is open. Your redemption price will be the net asset value of your shares, less any contingent deferred sales charge.

Employees of certain Texas public educational institutions who direct investment in Fund shares under their State of Texas Optional Retirement Plan generally must obtain the prior written consent of their authorized employer representative in order to redeem.

BY MAIL

If you redeem by mail, your redemption price will be the next net asset value of your shares which is determined after the Fund receives your written redemption request in proper form (and a properly endorsed stock certificate if one has been issued).

To redeem by mail, send a written request to Fortis Funds, P.O. Box 64284, St. Paul, MN 55164.

Your request should include the following information:

    - Name of Fund

    - Account number

    - Dollar amount or number of shares to be redeemed

    - Name on the account

    - Signatures of all registered account owners

If you hold certificates for your shares, you must include them with your request. You should send certificates by certified mail. These certificates (and any stock powers included with your redemption request) must be endorsed and executed exactly as the Fund shares are registered.

No signature guarantee is required if you are the registered holder and the redemption proceeds are sent to your address on the Fund's records. A written redemption request requires a signature guarantee if:

    - The Funds do not have the signature of the registered holder on file and the redemption proceeds are greater than $25,000.

    - The redemption proceeds are paid to someone other than the registered holder.

    - The redemption proceeds are sent to an address other than the address on the Fund's records.

You may obtain a signature guarantee from a bank, broker-dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association. A signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers.

BY PHONE

Your broker-dealer may place a redemption order by phone if it has a selling agreement with Investors. The proceeds will be released after the Fund receives appropriate written materials. If your broker-dealer receives your order prior to the close of the Exchange and places the order with Investors by the end of the business day, you will receive that day's price on the order. Some broker-dealers may charge a fee to process redemptions.

You may also redeem up to $25,000 by calling the Funds at (800) 800-2000, ext. 3012, provided that:

    - Your account is not a tax-qualified plan,

    - The check is sent to the address on the Fund's records, and

    - You have not changed your address on the Fund's records for at least 30 days.

In addition, you may use the automated Fortis Information Line for redemptions of $500 - $25,000 on non-tax qualified accounts.

The telephone redemption procedure is automatically available. The Funds will employ reasonable procedures to confirm that telephone instructions are genuine. The Funds will not be responsible for any losses that may result from acting on telephone instructions that they reasonably believe to be genuine. The Funds' procedures will verify your address and social security number, tape record the telephone call and provide written confirmation of the transaction. The security measures for automated telephone redemptions using the Fortis Information Line involve using a personal identification number and providing written confirmation of the transaction.

You may have difficulty reaching your broker-dealer, sales representative or the Funds by telephone during times of chaotic economic or market circumstances. If you are unable to reach the Funds or their agents by telephone, written instructions should be sent.

Advisers has the right to change, terminate or impose charges on the telephone redemption privilege. You will receive at least 30 days notice before any such change is made.

PAYMENT OF REDEMPTION PROCEEDS

Your redemption proceeds generally will be paid as soon as possible, but not later than three business days after receipt of a proper redemption request. However, if your shares were recently purchased with non-guaranteed funds, such as a personal check, the mailing of your redemption check may be delayed by up to fifteen days. If you wish to avoid this delay, you should consider the wire purchase method described under "How to Buy Shares."

INVOLUNTARY REDEMPTIONS

Each Fund has the right to redeem accounts that fall below $500 as a result of selling or exchanging shares. If you actively participate in the Funds' Systematic Investment Plan your account will not be redeemed. Before redeeming your account, the Fund will mail you a notice of its intention to redeem and give you an opportunity to make an additional investment. If you do not make an additional investment within 60 days from the date the notice was mailed, your account will be redeemed.

SYSTEMATIC WITHDRAWAL PLAN

Each Fund has a Systematic Withdrawal Plan, which provides for voluntary automatic withdrawals of at least $50 monthly, quarterly, semiannually or annually. Deferred sales charges may apply to monthly redemptions. Confirmations for redemptions made under the Systematic Withdrawal Plan may be sent to you quarterly, rather than following each transaction. For further information about the Systematic Withdrawal Plan, contact your broker-dealer or sales representative.

REINVESTMENT PRIVILEGE

If you redeem your shares, you may reinvest the proceeds within 60 days without payment of an additional sales charge. If the shares you redeemed were subject to a CDSC, that charge will be credited to your account. The reinvested shares will be subject to the same CDSC that would have applied to the original shares. For further information, contact your broker-dealer or sales representative.

CONTINGENT DEFERRED SALES CHARGES

If you redeem shares subject to a CDSC, your CDSC will be based on the value of the shares at the time of purchase or at the time of sale, whichever is less. The CDSC does not apply to shares acquired by reinvesting income dividends or capital gain distributions.

Unless instructed otherwise, the Funds will redeem shares in the following order:

  - Shares not subject to a CDSC and having a higher Rule 12b-1 fee will be redeemed first.

  - Shares not subject to a CDSC and having a lower Rule 12b-1 fee will be redeemed next.

  - Shares subject to a CDSC then will be redeemed in the order purchased.

A CDSC is not imposed:

  - When a Fund exercises its right to liquidate accounts which are less than the minimum account size.

  - When shares are redeemed because of a shareholder's death or disability, as defined in Section 72(m)(7) of the Internal Revenue Code (if satisfactory evidence is provided to the Fund).

  - With respect to Class B and H shares only, to an amount that represents, on an annual (non-cumulative) basis, up to 10% of the amount (at the time of the investment) of the shareholder's purchases.

  - With respect to Class B, H and C shares, to qualified plan benefit distributions due to the participant's separation from service, loans or financial hardship (excluding IRAs, SEPs, and 403(b), 457, and Fortis KEY plans) upon a Fund's receipt from the plan's administrator or trustee of written instructions detailing the reason for the distribution.

If you exchange shares subject to a CDSC for shares of a different Fortis Fund, the transaction is not subject to a CDSC. However, when you redeem the shares acquired through the exchange, you will be treated as if no exchange took place for the purpose of determining the CDSC. In addition, a CDSC is not imposed at the time that Fund shares subject to a CDSC are exchanged for shares of Fortis Money Fund or at the time those Fortis Money Fund shares are re-exchanged for shares of any Fortis Fund subject to a CDSC. In each case, however, the shares acquired will remain subject to the CDSC that would have applied to the original Fund shares.

DIVIDEND AND CAPITAL GAINS DISTRIBUTIONS

Each Fund, other than Asset Allocation Fund and Growth & Income Fund, pays dividends from any net investment income and makes distributions of any realized capital gains annually. Asset Allocation Fund and Growth & Income Fund pay quarterly dividends from net investment income and make distributions of any realized capital gain annually.

Dividend and capital gains distributions will be reinvested in additional Fund shares of the same class (at net asset value). However, you may request that dividends and/or capital gain distributions be sent to you in cash or reinvested (at net asset value) in shares of the same class of another Fortis Fund. If dividends and capital gains distributions are reinvested in the same Fund, the reinvestment takes place on the dividend record date. If they are reinvested in another Fortis Fund, processing normally takes one business day. If you elect cash payment, a check will be mailed within three business days after the dividend record date.

Prior to purchasing shares of a Fund, you should consider the impact of dividend or capital gains distributions which are expected to be announced or which have been announced but not paid. If you purchase shares shortly before the record date for such a distribution, you will pay the full price for the shares and then receive a portion of that price back as a taxable distribution.

TAX CONSIDERATIONS

Some of the common tax consequences of investing in the Funds are discussed below. However, because everyone's tax situation is unique, be sure to consult your tax adviser.

TAXES ON DISTRIBUTIONS

Each Fund will distribute substantially all of its net income and capital gains to its shareholders. For most investors, these distributions will be taxable, whether paid in cash or reinvested.

Distributions paid from a Fund's net investment income are taxable as ordinary income. Distributions paid from a Fund's long-term capital gains are taxable as long-term gains, regardless of how long you have held your shares. The Funds, other than Asset Allocation Fund and Growth & Income Fund, expect that their distributions will consist primarily of capital gains.

TAXES ON TRANSACTIONS

If you sell or exchange your Fund shares you will have a taxable event that may result in a capital gain or loss. The gain or loss will be considered long-term if you have held your shares for more than one year. A gain or loss on shares held for one year or less is considered short-term and is taxed at the same rates as ordinary income.

Information about the tax status of each year's distributions will be mailed annually.

SHAREHOLDER INQUIRIES

You should direct your inquiries to your broker-dealer or sales representative or to the Funds at the telephone number or mailing address listed on the cover of this Prospectus. A $10 fee will be charged for copies of Annual Account Summaries older than the preceding year.

FUND MANAGEMENT
-------------------------------------------------------------------

INVESTMENT ADVISER

Fortis Advisers, Inc. ("Advisers") is the investment adviser for the Funds. Advisers also serves as the Funds' transfer agent and dividend agent. Advisers has been managing investment company portfolios since 1949. In addition to providing investment advice, Advisers is responsible for managing each Fund's business affairs, subject to the overall authority of the Board of Directors. Advisers' address is that of the Funds.

Each Fund pays Advisers a monthly fee for providing investment advisory services. During their most recent fiscal years, the Funds paid the following investment advisory fees to Advisers:

                                                                                        ADVISORY FEE
                                                                                          AS A % OF
                                                                                      AVERAGE DAILY NET
                                                                                           ASSETS
                                                                                   -----------------------
Asset Allocation Fund............................................................             0.90%
Value Fund.......................................................................             1.00%
Growth & Income Fund.............................................................             1.00%
Capital Fund.....................................................................             0.82%
Growth Fund......................................................................             0.75%
Capital Appreciation Fund........................................................             0.95%

PORTFOLIO MANAGERS

Howard G. Hudson supervises the portfolio management of the fixed-income portion of Asset Allocation Fund. Lucinda S. Mezey supervises the portfolio management of the equity portion of Asset Allocation Fund and each of the other Funds. The individuals responsible for the day-to-day management of the Funds are listed below.

ASSET ALLOCATION FUND. Charles L. Mehlhouse has been primarily responsible for the day-to-day management of the equity portion of the Fund since May 1996. Maroun M. Hayek, Robert C. Lindberg, Christopher J. Pagano, Ho Wang and Christopher J. Woods are primarily responsible for the day-to-day management of the fixed income portion of the Fund. Mr. Hayek has managed the Fund since 1988, Mr. Lindberg since 1993, Mr. Pagano since 1996, Mr. Wang since 1998, and Mr. Woods since 1993.

VALUE FUND. Nicholas M. De Peyster has been primarily responsible for the day-to-day management of the Fund since its inception in 1996.

GROWTH & INCOME FUND. Charles L. Mehlhouse has been primarily responsible for the day-to-day management of the Fund since May 1996.

CAPITAL FUND. Charles L. Mehlhouse has been primarily responsible for the day-to-day management of the Fund since May 1996.

GROWTH FUND. Michael J. Romanowski has been primarily responsible for the day-to-day management of the Fund since March 1998.

CAPITAL APPRECIATION FUND. Laura E. Granger has been primarily responsible for the day-to-day management of the Fund since July 1998.

Additional information about the Funds' investment supervisors and portfolio managers is set forth below.

- Mr. Hudson, an Executive Vice President of Advisers and Head of Fixed Income Investments of Advisers since 1991, has been managing debt securities for Fortis, Inc. since 1991.

- Ms. Mezey, an Executive Vice President and Head of Equity Investments of Advisers since October 1997, manages equity securities for Advisers. From 1995 to October 1997, she was Chief Investment Officer, Alex Brown Capital Advisory and Trust Co., Baltimore, MD. From 1970 to 1995 she was employed by PNC Bank, Philadelphia, Pennsylvania with her last position being Senior Vice President and Head of Equity Investments.

- Mr. Lindberg, a Vice President of Advisers since 1993, has been managing debt securities for Advisers since that time.

- Mr. Hayek, a Vice President of Advisers, has been managing debt securities for Fortis, Inc. since 1987.

- Mr. Pagano, a Vice President of Advisers since 1996, has been involved in management of debt securities for Advisers since March 1996. Prior to that, Mr. Pagano was a Government Strategist for Merrill Lynch in New York, New York.

- Mr. Wang, a Vice President of Advisers since 1998, has been managing non-investment grade fixed income securities since July 1998. From October 1995 to June 1998, Mr. Wang was a Senior Securities Analyst for Lord, Abbett & Co. in New York, New York. From 1992 to October 1995, he was a portfolio manager for New York Life in New York, New York.

- Mr. Woods, a Vice President of Advisers since 1995, has been managing debt securities for Fortis, Inc. since 1993.

- Mr. Mehlhouse, a Vice President of Advisers since 1996, manages equity securities for Advisers. From 1993 to May 1996, Mr. Mehlhouse was a portfolio manager for Marshall & Ilsley Bank Corporation in Milwaukee, Wisconsin.

- Ms. Granger, a Vice President of Advisers since 1998, manages equity securities for Advisers. From July 1993 to July 1998, Ms. Granger was portfolio manager for General Motors Investment Management in New York, New York.

- Mr. de Peyster, a Vice President of Advisers since 1995, has managed equity securities for Fortis since 1991.

- Mr. Romanowski, a Vice President of Advisers since 1998, has managed equity securities for Fortis since March 1998. From October 1995 to March 1998, he was a portfolio manager for Value Line in New York, New York. From 1992 to October 1995, he was a securities analyst for Conning & Co. in Hartford, Connecticut.

MORE INFORMATION ON FUND OBJECTIVES, INVESTMENT
STRATEGIES AND RISKS
-------------------------------------------------------------------

FUND OBJECTIVES

The Funds' objectives, which are described above under "The Funds," may be changed without shareholder approval.

INVESTMENT STRATEGIES

The principal investment strategies of the Funds are described above under "The Funds," and in more detail below. These are the strategies that Advisers believes are most likely to be important in trying to achieve the Funds' goals. Of course, there is no guarantee that any Fund will achieve its goal. You should be aware that each Fund may also use strategies and invest in securities that are not described below, but are described in the Statement of Additional Information.

Each Fund other than Asset Allocation Fund invests primarily in common stocks. The Funds also may invest in other equity securities, including preferred stocks and securities convertible into common stocks.

In selecting equity securities for the Funds' portfolios, Advisers uses two distinct equity investment philosophies. Specifically, Asset Allocation Fund, Capital Fund, Growth Fund and Capital Appreciation Fund use a "growth" philosophy and Value Fund uses a "value" philosophy. Growth & Income Fund may at times use either or both philosophies. Under both philosophies, Advisers uses a "bottom up" investment style in which stock selection is driven primarily by the merits of the company itself.

In managing "growth" portfolios, Advisers invests based on a concept of growth potential, seeking to identify companies whose earnings and revenue growth potential exceed industry averages. In addition to superior earnings growth potential, Advisers seeks companies which it believes to be well managed with above average returns on equity and invested capital, healthy balance sheets and the potential to gain market share. Companies of this nature typically have above average growth potential and a correspondingly higher than average valuation level as measured by price to earnings, price to cash flow and price to book value ratios. Depending upon the market capitalization goals of a growth portfolio, the manager will select stocks of small, mid or large capitalization companies or a combination of all three.

In managing "value" portfolios, Advisers invests based on a concept of fundamental value, seeking to identify companies whose shares appear inexpensive relative to anticipated profit and dividend growth. The primary emphasis is placed on companies expected to experience a significant acceleration in earnings over the next three to five years. The prices of these stocks typically do not fully reflect such improvement. Often such a stock is "out of favor" and priced low relative to the company's earnings, cash flow and book value. A second source of "value" stocks is provided by companies expected to sustain their historic rate of growth but which are selling at a low price to earnings ratio in relation to this anticipated growth.

In an attempt to respond to adverse market, economic, political or other conditions, each Fund may invest, for temporary defensive purposes, without limit in high grade preferred stocks, bonds, other fixed income securities, short-term money market instruments, commercial paper, obligations of banks or the U.S. Government, other high quality short-term debt instruments, or cash. Being invested in these securities may keep a Fund from participating in a market upswing and prevent the Fund from achieving its investment objectives.

DURATION

Asset Allocation Fund will attempt to maintain an average effective duration of three to seven years for the debt securities portion of its portfolio. Effective duration, one measure of interest rate risk, measures how much the value of a security is expected to change with a given change in interest rates. The longer a security's effective duration, the more sensitive its price to changes in interest rates. For example, if interest rates were to increase by one percentage point, the market value of a bond with an effective duration of five years would decrease by 5%, with all other factors being constant. Effective duration is based on assumptions and subject to a number of limitations. It is most useful when interest rate changes are small, rapid and occur equally in short-term and long-term securities. In addition, it is difficult to calculate precisely for bonds with prepayment options, such as mortgage-related securities, because the calculation requires assumptions about prepayment rates.

PORTFOLIO TURNOVER

Before investing in any mutual fund you should review its portfolio turnover rate for an indication of the potential effect of transaction costs on the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high portfolio turnover rates may be more likely than low-turnover funds to generate capital gains that must be distributed to shareholders as taxable income. The Funds, while they generally do not invest or trade for short-term profits, are actively managed and the portfolio managers may trade securities frequently. As a result, each Fund may, from time to time, have an annual portfolio turnover rate of over 100%. Asset Allocation Fund has historically had portfolio turnover rates near 100%. The "Financial Highlights" section of this Prospectus shows each Fund's historical portfolio turnover rate.

PRINCIPAL RISKS

The principal risks of investing in the Funds, are summarized above under "The Funds." More information about Fund risks is presented below. Please remember, you may lose money if you invest in the Funds.

RISKS APPLICABLE TO EACH FUND

    - MARKET RISK. All stocks are subject to price movements due to changes in general economic conditions, changes in the level of prevailing interest rates, changes in investor perceptions of the market, or the outlook for overall corporate profitability.

    - COMPANY RISK. Individual stocks can perform differently than the overall market. This may be a result of specific factors such as changes in corporate profitability due to the success or failure of specific products or management strategies, or it may be due to changes in investor perceptions regarding a company.

    - SECTOR RISK. The stocks of companies within specific industries or sectors of the economy can periodically perform differently than the overall stock market. This can be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions of a particular industry or sector.

    - RISKS OF GROWTH STOCKS. Asset Allocation Fund, Capital Fund, Growth Fund and Capital Appreciation Fund focus on stocks which Advisers believe have earnings and revenue growth potential that exceed industry averages. Growth & Income Fund may also use this approach. These "growth stocks" typically trade at higher multiples of current earnings than other stocks. Therefore, their prices may be more sensitive to changes in current or expected earnings than the prices of other stocks. If Advisers' assessment of the prospects for the company's earning growth is wrong, or its judgment about how other investors will value the company's earnings growth is wrong, then the price of the company's stock may fall or not approach the value that Advisers has placed on it.

    - RISKS OF VALUE STOCKS. Value Fund focuses on stocks of companies whose shares appear inexpensive relative to anticipated profit and dividend growth. Growth & Income Fund may also use this approach. These "value stocks" can remain undervalued for years. There is the risk that a value stock may never reach what Advisers believes is its full value, or may even go down in value.

    - RISKS OF FOREIGN SECURITIES. Asset Allocation Fund may invest up to 20%, and each other Fund may invest up to 10%, of its assets in foreign securities. Foreign investing involves risks not typically associated with U.S. investing. The Fund may experience a decline in net asset value resulting from changes in exchange rates between the United States dollar and foreign currencies. Other risks of foreign investing include limited liquidity and volatile prices of non-U.S. securities, limited availability of information regarding non-U.S. companies, investment and repatriation restrictions, and foreign taxation.

    - RISKS OF SECURITIES LENDING. Each Fund, except Growth Fund, may lend its portfolio securities. When a Fund loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the Fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.

    - YEAR 2000 ISSUES. Like other mutual funds and financial and business organizations around the world, the Funds could be adversely affected if the computer systems used by the Funds, Advisers and other service providers and entities with computer systems that are linked to the Funds' records do not properly process and calculate date-related information and data from and after January 1, 2000. The Funds and Advisers and its affiliates are taking steps that they believe are reasonably designed to address year 2000 issues with respect to the computer systems they use and to obtain satisfactory assurances that comparable steps are being taken by each of the Fund's other major service providers. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds. In addition, the prices of securities in which the Funds invest could be adversely affected by year 2000 problems experienced by the issuers of those securities.

    - MANAGEMENT RISK. The Funds are actively managed by professionals with extensive money management experience and expertise. The performance of the Funds will reflect in part the ability of Advisers to select securities which are suited to achieving the Funds' investment objectives. Due to their active management, the Funds could underperform other mutual funds with similar investment objectives or the market generally.

ADDITIONAL RISKS OF ASSET ALLOCATION FUND

    - INTEREST RATE RISK. Debt securities in Asset Allocation Fund will fluctuate in value with changes in interest rates. In general, debt securities will increase in value when interest rates fall and decrease in value when interest rates rise. Longer term debt securities are generally more sensitive to interest rate changes. In addition, the Fund's investments in zero coupon obligations may be highly volatile in response to changing interest rates.

    - CREDIT OR DEFAULT RISK. Asset Allocation Fund is subject to the risk that the issuers of debt securities held by the Fund will not make payments on the securities or that the other party to the contract (such as a securities lending agreement) will default on its obligations. There is also the risk that an issuer could suffer adverse changes in financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security and in shares of the Fund. Also, a change in the credit quality rating of a bond can affect the bond's liquidity and make it more difficult for the Fund to sell.

    - RISKS OF HIGH YIELD/HIGH RISK SECURITIES. Asset Allocation Fund's investment in corporate bonds may consist of non-investment grade fixed-income obligations. Non-investment grade obligations are commonly referred to as "high yield" securities or "junk bonds." Although these securities usually offer higher yields than investment grade securities, they also involve more risk. High yield bonds may be more susceptible to real or perceived adverse economic conditions than investment grade bonds. In addition, the secondary trading market may be less liquid. High yield securities generally have more volatile prices and carry more risk to principal than investment grade securities. Asset Allocation Fund may invest up to 30% of its total assets in securities rated as low as Caa by Moody's, CCC by Standard & Poor's or comparably rated by another rating agency. Securities in the Caa/CCC rating category are considered to be of poor standing and are predominantly speculative. These securities may be in default, or there may be present elements of danger with respect to the payment of principal or interest.

    - CALL RISK. Many corporate bonds may be redeemed ("called") at the option of the issuer before their stated maturity date. In general, an issuer will call its bonds if they can be refinanced by issuing new bonds which bear a lower interest rate. Asset Allocation Fund is subject to the possibility that during periods of falling interest rates, a bond issuer will call its bonds. The Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income.

    - PREPAYMENT RISK. Because Asset Allocation Fund may invest in mortgage-related securities, it may be subject to prepayment risk. Prepayment risk is the risk that falling interest rates could cause prepayments of mortgage-related securities to occur more quickly than expected. This occurs because, as interest rates fall, more homeowners refinance the mortgages underlying these securities. The Fund must reinvest the prepayments at a time when interest rates on new mortgage investments are falling, reducing the income of the Fund. In addition, when interest rates fall, prices on mortgage-related securities may not rise as much as for other types of comparable debt securities because investors may anticipate an increase in mortgage prepayments.

    - EXTENSION RISK. Mortgage-related securities also are subject to extension risk, which is the risk that rising interest rates could cause homeowners to prepay their mortgages more slowly than expected, resulting in slower prepayments of mortgage-related securities. This would, in effect, convert a short- or medium-duration mortgage-related security into a longer-duration security, increasing its sensitivity to interest rate changes and causing its price to decline.

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------

The tables that follow present performance information about each class of shares of the Funds. This information is intended to help you understand each Fund's financial performance for the past five years or, if shorter, the period of the Fund's operations. Some of this information reflects financial results for a single Fund share. The total returns in the tables represent the rate that you would have earned or lost on an investment in a Fund, assuming you reinvested all of your dividends and distributions.

This information has been audited by KPMG Peat Marwick LLP, independent auditors, whose report, along with the Funds' financial statements, is included in the Funds' annual report, which is available upon request.

-------------------------------------------------------------------------------------------------------
ASSET ALLOCATION PORTFOLIO -- CLASS                                                    YEAR ENDED
A                                               YEAR ENDED AUGUST 31,                  OCTOBER 31,
                                      -----------------------------------------   ---------------------
                                        1998       1997       1996      1995++      1994         1993
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of
 period.............................  $  18.98   $  16.48   $  16.52   $  14.44   $  15.43     $  14.00
-------------------------------------------------------------------------------------------------------
Operations:
  Investment income - net...........       .39        .39        .47        .43        .37          .42
  Net realized and unrealized gains
   on investments...................       .13       3.47        .29       2.14       (.31)        1.52
-------------------------------------------------------------------------------------------------------
Total from operations...............       .52       3.86        .76       2.57        .06         1.94
-------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  From investment income - net......      (.41)      (.41)      (.47)      (.40)      (.33)        (.51)
  From net realized gains...........     (2.18)      (.95)      (.32)      (.09)      (.72)          --
  Excess distributions of net
   realized gains...................        --         --       (.01)        --         --           --
-------------------------------------------------------------------------------------------------------
Total distributions to
 shareholders.......................     (2.59)     (1.36)      (.80)      (.49)     (1.05)        (.51)
-------------------------------------------------------------------------------------------------------
Net asset value, end of period......  $  16.91   $  18.98   $  16.48   $  16.52   $  14.44     $  15.43
-------------------------------------------------------------------------------------------------------
Total return @......................      2.71%     24.62%      4.73%     18.25%       .48%       14.20%
Net assets end of period (000s
 omitted)...........................  $151,920   $156,734   $136,656   $132,939   $119,395     $108,488
Ratio of expenses to average daily
 net assets.........................      1.44%      1.48%      1.50%      1.57%*     1.55%        1.58%
Ratio of net investment income to
 average daily net assets...........      2.07%      2.22%      2.85%      3.31%*     2.60%        2.90%
Portfolio turnover rate.............       104%       109%        89%        94%        94%         103%
-------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------
                                               CLASS B
                                -------------------------------------
                                        YEAR ENDED AUGUST 31,
                                -------------------------------------
ASSET ALLOCATION PORTFOLIO       1998      1997      1996      1995+
---------------------------------------------------------------------
Net asset value, beginning of
 period.......................  $ 18.87   $ 16.40   $ 16.46   $14.27
---------------------------------------------------------------------
Operations:
  Investment income - net.....      .29       .27       .37      .39
  Net realized and unrealized
   gains on investments.......      .13      3.47       .29     2.26
---------------------------------------------------------------------
Total from operations.........      .42      3.74       .66     2.65
---------------------------------------------------------------------
Distributions to shareholders:
  From investment income -
   net........................     (.31)     (.32)     (.39)    (.37)
  From net realized gains.....    (2.18)     (.95)     (.32)    (.09)
  Excess distributions of net
   realized gains.............       --        --      (.01)      --
---------------------------------------------------------------------
Total distributions to
 shareholders.................    (2.49)    (1.27)     (.72)    (.46)
---------------------------------------------------------------------
Net asset value, end of
 period.......................  $ 16.80   $ 18.87   $ 16.40   $16.46
---------------------------------------------------------------------
Total return @................     2.14%    23.92%     4.12%   19.00%
Net assets end of period (000s
 omitted).....................  $ 9,928   $ 7,462   $ 4,411   $  692
Ratio of expenses to average
 daily net assets.............     1.99%     2.03%     2.05%    2.12%*
Ratio of net investment income
 to average daily net
 assets.......................     1.50%     1.67%     2.34%    2.51%*
Portfolio turnover rate.......      104%      109%       89%      94%
---------------------------------------------------------------------

------------------------------
                                               CLASS C                                  CLASS H
                                -------------------------------------   ----------------------------------------
                                                             YEAR ENDED AUGUST 31,
                                --------------------------------------------------------------------------------
ASSET ALLOCATION PORTFOLIO       1998      1997      1996      1995+      1998       1997       1996      1995+
------------------------------
Net asset value, beginning of
 period.......................  $ 18.81   $ 16.35   $ 16.41   $14.27    $  18.86   $  16.39   $  16.44   $14.27
------------------------------
Operations:
  Investment income - net.....      .29       .26       .37      .39         .29        .27        .38      .39
  Net realized and unrealized
   gains on investments.......      .13      3.47       .29     2.21         .13       3.47        .29     2.24
------------------------------
Total from operations.........      .42      3.73       .66     2.60         .42       3.74        .67     2.63
------------------------------
Distributions to shareholders:
  From investment income -
   net........................     (.31)     (.32)     (.39)    (.37)       (.31)      (.32)      (.39)    (.37)
  From net realized gains.....    (2.18)     (.95)     (.32)    (.09)      (2.18)      (.95)      (.32)    (.09)
  Excess distributions of net
   realized gains.............       --        --      (.01)      --          --         --       (.01)      --
------------------------------
Total distributions to
 shareholders.................    (2.49)    (1.27)     (.72)    (.46)      (2.49)     (1.27)      (.72)    (.46)
------------------------------
Net asset value, end of
 period.......................  $ 16.74   $ 18.81   $ 16.35   $16.41    $  16.79   $  18.86   $  16.39   $16.44
------------------------------
Total return @................     2.15%    23.93%     4.13%   18.64%       2.15%     23.93%      4.19%   18.86%
Net assets end of period (000s
 omitted).....................  $ 5,831   $ 4,789   $ 2,641   $  777    $ 22,979   $ 17,142   $ 10,904   $4,676
Ratio of expenses to average
 daily net assets.............     1.99%     2.03%     2.05%    2.12%*      1.99%      2.03%      2.05%    2.12%*
Ratio of net investment income
 to average daily net
 assets.......................     1.51%     1.67%     2.33%    2.52%*      1.50%      1.67%      2.32%    2.54%*
Portfolio turnover rate.......      104%      109%       89%      94%        104%       109%        89%      94%
------------------------------

 * Annualized.
 + For the period from November 14, 1994 (initial offering of shares) to August
   31, 1995.
++ Ten-month period ended August 31, 1995.
 @ These are the total returns during the period, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.

-----------------------------------------------------------------------------------------
                                          CLASS A                       CLASS B
                                ---------------------------   ---------------------------
                                                  YEAR ENDED AUGUST 31,
                                ---------------------------------------------------------
VALUE FUND                       1998      1997      1996+     1998      1997      1996+
-----------------------------------------------------------------------------------------
Net asset value, beginning of
 period.......................  $ 13.51   $ 10.75   $10.00    $ 13.39   $ 10.70   $10.00
-----------------------------------------------------------------------------------------
Operations:
  Investment income (loss) -
   net........................      .09       .09      .05       (.02)     (.01)      --
  Net realized and unrealized
   gains (losses) on
   investments................     (.30)     2.94      .70       (.30)     2.94      .70
-----------------------------------------------------------------------------------------
Total from operations.........     (.21)     3.03      .75       (.32)     2.93      .70
-----------------------------------------------------------------------------------------
Distributions to shareholders:
  From investment income -
   net........................     (.09)     (.06)      --         --      (.03)      --
  From net realized gains.....    (1.36)     (.21)      --      (1.36)     (.21)      --
-----------------------------------------------------------------------------------------
Total distributions to
 shareholders.................    (1.45)     (.27)      --      (1.36)     (.24)      --
-----------------------------------------------------------------------------------------
Net asset value, end of
 period.......................  $ 11.85   $ 13.51   $10.75    $ 11.71   $ 13.39   $10.70
-----------------------------------------------------------------------------------------
Total return @................    (2.52)%   28.66%    7.50%     (3.33)%   27.75%    7.00%
Net assets end of period (000s
 omitted).....................  $22,449   $21,855   $9,847    $ 4,794   $ 2,480   $  642
Ratio of expenses to average
 daily net assets.............     1.52%     1.59%    1.65%*     2.27%     2.34%    2.40%*
Ratio of net investment income
 (loss) to average daily net
 assets.......................      .55%      .72%     .75%*     (.20)%    (.04)%    .00%*
Portfolio turnover rate.......      260%       93%      41%       260%       93%      41%
-----------------------------------------------------------------------------------------

------------------------------
                                          CLASS C                       CLASS H
                                ---------------------------   ---------------------------
                                                  YEAR ENDED AUGUST 31,
                                ---------------------------------------------------------
VALUE FUND                       1998      1997      1996+     1998      1997      1996+
------------------------------
Net asset value, beginning of
 period.......................  $ 13.39   $ 10.70   $10.00    $ 13.39   $ 10.70   $10.00
------------------------------
Operations:
  Investment income (loss) -
   net........................     (.01)     (.01)      --       (.01)     (.01)      --
  Net realized and unrealized
   gains (losses) on
   investments................     (.30)     2.94      .70       (.30)     2.94      .70
------------------------------
Total from operations.........     (.31)     2.93      .70       (.31)     2.93      .70
------------------------------
Distributions to shareholders:
  From investment income -
   net........................       --      (.03)      --         --      (.03)      --
  From net realized gains.....    (1.36)     (.21)      --      (1.36)     (.21)      --
------------------------------
Total distributions to
 shareholders.................    (1.36)     (.24)      --      (1.36)     (.24)      --
------------------------------
Net asset value, end of
 period.......................  $ 11.72   $ 13.39   $10.70    $ 11.72   $ 13.39   $10.70
------------------------------
Total return @................    (3.24)%   27.75%    7.00%     (3.24)%   27.75%    7.00%
Net assets end of period (000s
 omitted).....................  $ 1,991   $ 1,002   $  223    $ 7,016   $ 4,896   $1,605
Ratio of expenses to average
 daily net assets.............     2.27%     2.34%    2.40%*     2.27%     2.34%    2.40%*
Ratio of net investment income
 (loss) to average daily net
 assets.......................     (.20)%    (.04)%    .00%*     (.20)%    (.04)%    .00%*
Portfolio turnover rate.......      260%       93%      41%       260%       93%      41%
------------------------------

-----------------------------------------------------------------------------------------
                                          CLASS A                       CLASS B
                                ---------------------------   ---------------------------
                                                  YEAR ENDED AUGUST 31,
                                ---------------------------------------------------------
GROWTH & INCOME FUND             1998      1997      1996+     1998      1997      1996+
-----------------------------------------------------------------------------------------
Net asset value, beginning of
 period.......................  $ 13.06   $ 10.35   $10.00    $ 13.03   $ 10.32   $10.00
-----------------------------------------------------------------------------------------
Operations:
  Investment income - net.....      .32       .20      .07        .20       .11      .02
  Net realized and unrealized
   gains on investments.......      .07      2.77      .34        .07      2.77      .34
-----------------------------------------------------------------------------------------
Total from operations.........      .39      2.97      .41        .27      2.88      .36
-----------------------------------------------------------------------------------------
Distributions to shareholders:
  From investment income -
   net........................     (.24)     (.16)    (.06)      (.13)     (.07)    (.04)
  From net realized gains.....     (.01)     (.10)      --       (.01)     (.10)      --
-----------------------------------------------------------------------------------------
Total distributions to
 shareholders.................     (.25)     (.26)    (.06)      (.14)     (.17)    (.04)
-----------------------------------------------------------------------------------------
Net asset value, end of
 period.......................  $ 13.20   $ 13.06   $10.35    $ 13.16   $ 13.03   $10.32
-----------------------------------------------------------------------------------------
Total return @................     2.81%    29.00%    4.11%      1.99%    28.16%    3.55%
Net assets end of period (000s
 omitted).....................  $20,994   $13,907   $3,117    $ 5,159   $ 2,306   $  508
Ratio of expenses to average
 daily net assets.............     1.55%     1.75%    2.33%*     2.30%     2.50%    3.08%*
Ratio of net investment income
 to average daily net
 assets.......................     1.71%     1.68%    1.16%*      .96%      .92%     .35%*
Portfolio turnover rate.......       20%       15%       5%        20%       15%       5%
-----------------------------------------------------------------------------------------

------------------------------
                                          CLASS C                       CLASS H
                                ---------------------------   ---------------------------
                                                  YEAR ENDED AUGUST 31,
                                ---------------------------------------------------------
GROWTH & INCOME FUND             1998      1997      1996+     1998      1997      1996+
------------------------------
Net asset value, beginning of
 period.......................  $ 13.03   $ 10.33   $10.00    $ 13.03   $ 10.33   $10.00
------------------------------
Operations:
  Investment income - net.....      .20       .10      .03        .20       .10      .03
  Net realized and unrealized
   gains on investments.......      .07      2.77      .34        .07      2.77      .34
------------------------------
Total from operations.........      .27      2.87      .37        .27      2.87      .37
------------------------------
Distributions to shareholders:
  From investment income -
   net........................     (.13)     (.07)    (.04)      (.13)     (.07)    (.04)
  From net realized gains.....     (.01)     (.10)      --       (.01)     (.10)      --
------------------------------
Total distributions to
 shareholders.................     (.14)     (.17)    (.04)      (.14)     (.17)    (.04)
------------------------------
Net asset value, end of
 period.......................  $ 13.16   $ 13.03   $10.33    $ 13.16   $ 13.03   $10.33
------------------------------
Total return @................     1.99%    28.03%    3.65%      1.99%    28.03%    3.65%
Net assets end of period (000s
 omitted).....................  $ 2,217   $ 1,290   $  302    $ 6,306   $ 5,085   $1,286
Ratio of expenses to average
 daily net assets.............     2.30%     2.50%    3.08%*     2.30%     2.50%    3.08%*
Ratio of net investment income
 to average daily net
 assets.......................      .96%      .94%     .54%*      .96%      .93%     .44%*
Portfolio turnover rate.......       20%       15%       5%        20%       15%       5%
------------------------------

 * Annualized.
 + For the period from January 2, 1996 (commencement of operations) to August
   31, 1996.
@ These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.

-----------------------------------------------------------------------------------------
CAPITAL FUND -- CLASS A                              YEAR ENDED AUGUST 31,
                                      ---------------------------------------------------
                                        1998       1997       1996      1995       1994
-----------------------------------------------------------------------------------------
Net asset value, beginning of
 year...............................  $  26.13   $  21.89   $  21.22   $ 18.36   $  18.12
-----------------------------------------------------------------------------------------
Operations:
  Investment income (loss) - net....      (.08)      (.08)       .04       .08        .07
  Net realized and unrealized gains
   on investments...................       .38       7.06        .67      3.62       1.73
-----------------------------------------------------------------------------------------
Total from operations...............       .30       6.98        .71      3.70       1.80
-----------------------------------------------------------------------------------------
Distributions to shareholders:
  From investment income - net......        --       (.01)      (.04)     (.08)      (.12)
  From net realized gains...........     (4.06)     (2.73)        --      (.76)     (1.44)
-----------------------------------------------------------------------------------------
Total distributions to
 shareholders.......................     (4.06)     (2.74)      (.04)     (.84)     (1.56)
-----------------------------------------------------------------------------------------
Net asset value, end of year........  $  22.37   $  26.13   $  21.89   $ 21.22   $  18.36
-----------------------------------------------------------------------------------------
Total return @......................      1.56%     34.57%      3.36%    21.49%     10.56%
Net assets end of year (000s
 omitted)...........................  $312,582   $340,949   $277,587   $291,263  $245,776
Ratio of expenses to average daily
 net assets.........................      1.13%      1.18%      1.21%     1.24%      1.21%
Ratio of net investment income
 (loss) to average daily net
 assets.............................      (.28)%     (.33)%      .17%      .42%       .41%
Portfolio turnover rate.............        71%        43%        28%       14%        41%
-----------------------------------------------------------------------------------------

---------------------------------------------------------------------
                                               CLASS B
                                -------------------------------------
                                        YEAR ENDED AUGUST 31,
                                -------------------------------------
CAPITAL FUND                     1998      1997      1996      1995+
---------------------------------------------------------------------
Net asset value, beginning of
 period.......................  $ 25.67   $ 21.69   $ 21.14   $18.35
---------------------------------------------------------------------
Operations:
  Investment income (loss) -
   net........................     (.26)     (.35)     (.12)      --
  Net realized and unrealized
   gains on investments.......      .38      7.06       .67     3.58
---------------------------------------------------------------------
Total from operations.........      .12      6.71       .55     3.58
---------------------------------------------------------------------
Distributions to shareholders:
  From investment income -
   net........................       --        --        --     (.03)
  From net realized gains.....    (4.06)    (2.73)       --     (.76)
---------------------------------------------------------------------
Total distributions to
 shareholders.................    (4.06)    (2.73)       --     (.79)
---------------------------------------------------------------------
Net asset value, end of
 period.......................  $ 21.73   $ 25.67   $ 21.69   $21.14
---------------------------------------------------------------------
Total return @................      .80%    33.55%     2.60%   20.74%
Net assets end of year (000s
 omitted).....................  $ 9,339   $ 7,284   $ 4,097   $1,527
Ratio of expenses to average
 daily net assets.............     1.88%     1.93%     1.96%    1.99%*
Ratio of net investment income
 (loss) to average daily net
 assets.......................    (1.03)%   (1.08)%    (.60)%   (.36)%*
Portfolio turnover rate.......       71%       43%       28%      14%
---------------------------------------------------------------------

------------------------------
                                               CLASS C                                 CLASS H
                                -------------------------------------   -------------------------------------
                                                            YEAR ENDED AUGUST 31,
                                -----------------------------------------------------------------------------
CAPITAL FUND                     1998      1997      1996      1995+     1998      1997      1996      1995+
------------------------------
Net asset value, beginning of
 period.......................  $ 25.68   $ 21.68   $ 21.13   $18.35    $ 25.68   $ 21.69   $ 21.14   $18.35
------------------------------
Operations:
  Investment income (loss) -
   net........................     (.27)     (.33)     (.12)      --       (.26)     (.34)     (.12)      --
  Net realized and unrealized
   gains on investments.......      .38      7.06       .67     3.57        .38      7.06       .67     3.58
------------------------------
Total from operations.........      .11      6.73       .55     3.57        .12      6.72       .55     3.58
------------------------------
Distributions to shareholders:
  From investment income -
   net........................       --        --        --     (.03)        --        --        --     (.03)
  From net realized gains.....    (4.06)    (2.73)       --     (.76)     (4.06)    (2.73)       --     (.76)
------------------------------
Total distributions to
 shareholders.................    (4.06)    (2.73)       --     (.79)     (4.06)    (2.73)       --     (.79)
------------------------------
Net asset value, end of
 period.......................  $ 21.73   $ 25.68   $ 21.68   $21.13    $ 21.74   $ 25.68   $ 21.69   $21.14
------------------------------
Total return @................      .76%    33.68%     2.60%   20.68%       .80%    33.61%     2.60%   20.74%
Net assets end of year (000s
 omitted).....................  $ 2,453   $ 1,432   $   824   $  344    $16,987   $14,468   $ 8,052   $4,052
Ratio of expenses to average
 daily net assets.............     1.88%     1.93%     1.96%    1.99%*     1.88%     1.93%     1.96%    1.99%*
Ratio of net investment income
 (loss) to average daily net
 assets.......................    (1.03)%   (1.08)%    (.60)%   (.36)%*   (1.03)%   (1.06)%    (.60)%   (.37)%*
Portfolio turnover rate.......       71%       43%       28%      14%        71%       43%       28%      14%
------------------------------

 * Annualized
 + For the period from November 14, 1994 (initial offering of shares) to August
   31, 1995.
@ These are the total returns during the period, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.

------------------------------------------------------------------------------------------
GROWTH FUND -- CLASS A                               YEAR ENDED AUGUST 31,
                                      ----------------------------------------------------
                                        1998       1997       1996       1995       1994
------------------------------------------------------------------------------------------
Net asset value, beginning of
 year...............................  $  37.32   $  32.14   $  32.66   $  26.25   $  29.09
------------------------------------------------------------------------------------------
Operations:
  Investment income (loss) - net....      (.11)      (.16)      (.11)      (.04)      (.10)
  Net realized and unrealized gains
   (losses) on investments..........     (3.59)      8.41       1.30       6.95       (.88)
------------------------------------------------------------------------------------------
Total from operations...............     (3.70)      8.25       1.19       6.91       (.98)
------------------------------------------------------------------------------------------
Distributions to shareholders:
  From net realized gains...........     (3.84)     (3.07)     (1.71)      (.50)     (1.86)
------------------------------------------------------------------------------------------
Net asset value, end of year........  $  29.78   $  37.32   $  32.14   $  32.66   $  26.25
------------------------------------------------------------------------------------------
Total return @......................    (10.59)%    27.01%      4.09%     26.92%     (3.77)%
Net assets end of period (000s
 omitted)...........................  $581,819   $734,654   $641,061   $670,753   $558,589
Ratio of expenses to average daily
 net assets.........................      1.05%      1.07%      1.09%      1.13%      1.09%
Ratio of net investment income
 (loss) to average daily net
 assets.............................      (.29)%     (.45)%     (.33)%     (.13)%     (.36)%
Portfolio turnover rate.............        61%        28%        32%        27%        23%
------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                               CLASS B                                 CLASS C
                                -------------------------------------   -------------------------------------
                                                            YEAR ENDED AUGUST 31,
                                -----------------------------------------------------------------------------
GROWTH FUND                      1998      1997      1996     1995**     1998      1997      1996     1995**
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
 period.......................  $ 36.53   $ 31.75   $ 32.48   $25.85    $ 36.52   $ 31.75   $ 32.49   $25.85
-------------------------------------------------------------------------------------------------------------
Operations:
  Investment income (loss) -
   net........................     (.25)     (.56)     (.32)    (.13)      (.24)     (.57)     (.33)    (.10)
  Net realized and unrealized
   gains (losses) on
   investments................    (3.59)     8.41      1.30     7.26      (3.59)     8.41      1.30     7.24
-------------------------------------------------------------------------------------------------------------
Total from operations.........    (3.84)     7.85       .98     7.13      (3.83)     7.84       .97     7.14
-------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  From net realized gains.....    (3.84)    (3.07)    (1.71)    (.50)     (3.84)    (3.07)    (1.71)    (.50)
-------------------------------------------------------------------------------------------------------------
Net asset value, end of
 period.......................  $ 28.85   $ 36.53   $ 31.75   $32.48    $ 28.85   $ 36.52   $ 31.75   $32.49
-------------------------------------------------------------------------------------------------------------
Total return @................   (11.25)%   26.02%     3.45%   28.17%    (11.22)%   25.98%     3.41%   28.21%
Net assets end of period (000s
 omitted).....................  $12,417   $12,149   $ 6,710   $2,179    $ 2,738   $ 2,367   $ 1,077   $  264
Ratio of expenses to average
 daily net assets.............     1.80%     1.82%     1.84%    1.88%*     1.80%     1.82%     1.84%    1.88%*
Ratio of net investment income
 (loss) to average daily net
 assets.......................    (1.04)%   (1.19)%   (1.07)%  (1.09)%*   (1.04)%   (1.19)%   (1.07)%  (1.10)%*
Portfolio turnover rate.......       61%       28%       32%      27%        61%       28%       32%      27%
-------------------------------------------------------------------------------------------------------------

------------------------------
                                               CLASS H                            CLASS Z
                                -------------------------------------   ---------------------------
                                                       YEAR ENDED AUGUST 31,
                                -------------------------------------------------------------------
GROWTH FUND                      1998      1997      1996     1995**     1998      1997     1996***
------------------------------
Net asset value, beginning of
 period.......................  $ 36.54   $ 31.75   $ 32.49   $25.85    $ 37.47   $ 32.18   $31.61
------------------------------
Operations:
  Investment income (loss) -
   net........................     (.25)     (.55)     (.33)    (.11)      (.04)     (.05)      --
  Net realized and unrealized
   gains (losses) on
   investments................    (3.59)     8.41      1.30     7.25      (3.59)     8.41      .57
------------------------------
Total from operations.........    (3.84)     7.86       .97     7.14      (3.63)     8.36      .57
------------------------------
Distributions to shareholders:
  From net realized gains.....    (3.84)    (3.07)    (1.71)    (.50)     (3.84)    (3.07)      --
------------------------------
Net asset value, end of
 period.......................  $ 28.86   $ 36.54   $ 31.75   $32.49    $ 30.00   $ 37.47   $32.18
------------------------------
Total return @................   (11.25)%   26.05%     3.41%   28.21%    (10.34)%   27.34%    1.80%
Net assets end of period (000s
 omitted).....................  $34,453   $34,941   $21,176   $6,867    $95,370   $112,356  $93,006
Ratio of expenses to average
 daily net assets.............     1.80%     1.82%     1.84%    1.88%*      .80%      .82%     .84%*
Ratio of net investment income
 (loss) to average daily net
 assets.......................    (1.04)%   (1.19)%   (1.07)%  (1.10)%*    (.04)%    (.20)%    .01%*
Portfolio turnover rate.......       61%       28%       32%      27%        61%       28%      32%
------------------------------

  * Annualized.
 ** For the period from November 14, 1994 (initial offering of shares) to August
    31, 1995.
*** For the period from March 1, 1996 (initial offering of shares) to August 31,
    1996.
 @ These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.

-----------------------------------------------------------------------------------------------------
CAPITAL APPRECIATION PORTFOLIO --                                                     YEAR ENDED
CLASS A                                         YEAR ENDED AUGUST 31,                 OCTOBER 31,
                                      -----------------------------------------   -------------------
                                        1998       1997       1996      1995++      1994       1993
-----------------------------------------------------------------------------------------------------
Net asset value, beginning of
 period.............................  $  30.60   $  34.76   $  30.67   $ 23.05    $  27.38   $  19.85
-----------------------------------------------------------------------------------------------------
Operations:
  Investment income (loss) - net....      (.35)      (.26)      (.29)     (.17)       (.12)      (.30)
  Net realized and unrealized gains
   (losses) on investments..........     (3.83)     (2.45)      4.61      7.79       (2.45)      7.83
-----------------------------------------------------------------------------------------------------
Total from operations...............     (4.18)     (2.71)      4.32      7.62       (2.57)      7.53
-----------------------------------------------------------------------------------------------------
Distributions to shareholders:
  From net realized gains...........        --      (1.18)      (.23)       --       (1.76)        --
  Tax return of capital.............        --       (.27)        --        --          --         --
-----------------------------------------------------------------------------------------------------
Total distributions to
 shareholders.......................        --      (1.45)      (.23)       --       (1.76)        --
-----------------------------------------------------------------------------------------------------
Net asset value, end of period......  $  26.42   $  30.60   $  34.76   $ 30.67    $  23.05   $  27.38
-----------------------------------------------------------------------------------------------------
Total return @......................    (13.66)%    (7.89)%    14.21%    33.06%      (9.56)%    37.93%
Net assets end of period (000s
 omitted)...........................  $ 79,813   $105,422   $114,310   $90,918    $ 68,352   $ 58,434
Ratio of expenses to average daily
 net assets.........................      1.52%      1.55%      1.56%     1.69%*      1.62%      1.62%
Ratio of net investment income
 (loss) to average daily net
 assets.............................      (.97)%     (.84)%     (.96)%    (.82)%*     (.61)%    (1.23)%
Portfolio turnover rate.............        47%        25%        34%       21%         36%        60%
-----------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------
                                                 CLASS B
                                -----------------------------------------
                                          YEAR ENDED AUGUST 31,
                                -----------------------------------------
CAPITAL APPRECIATION PORTFOLIO    1998       1997       1996      1995+
-------------------------------------------------------------------------
Net asset value, beginning of
 period.......................  $  30.16   $  34.46   $  30.57   $ 22.45
-------------------------------------------------------------------------
Operations:
  Investment income (loss) -
   net........................      (.43)      (.40)      (.49)     (.35)
  Net realized and unrealized
   gains (losses) on
   investments................     (3.83)     (2.45)      4.61      8.47
-------------------------------------------------------------------------
Total from operations.........     (4.26)     (2.85)      4.12      8.12
-------------------------------------------------------------------------
Distributions to shareholders:
  From net realized gains.....        --      (1.18)      (.23)       --
  Tax return of capital.......        --       (.27)        --        --
-------------------------------------------------------------------------
Total distributions to
 shareholders.................        --      (1.45)      (.23)       --
-------------------------------------------------------------------------
Net asset value, end of
 period.......................  $  25.90   $  30.16   $  34.46   $ 30.57
-------------------------------------------------------------------------
Total return @................    (14.12)%    (8.38)%    13.60%    36.17%
Net assets end of period (000s
 omitted).....................  $  5,849   $  6,561   $  4,522   $   841
Ratio of expenses to average
 daily net assets.............      2.07%      2.10%      2.11%     2.24%*
Ratio of net investment income
 (loss) to average daily net
 assets.......................     (1.52)%    (1.39)%    (1.47)%   (1.61)%*
Portfolio turnover rate.......        47%        25%        34%       21%
-------------------------------------------------------------------------

------------------------------
                                                   CLASS C                                         CLASS H
                                ---------------------------------------------   ---------------------------------------------

                                                                    YEAR ENDED AUGUST 31,
                                ---------------------------------------------------------------------------------------------

CAPITAL APPRECIATION PORTFOLIO    1998        1997        1996        1995+       1998        1997        1996        1995+

------------------------------
Net asset value, beginning of
 period.......................  $   30.18   $   34.48   $   30.58   $  22.45    $   30.18   $   34.48   $   30.58   $  22.45

------------------------------
Operations:
  Investment income (loss) -
   net........................       (.43)       (.40)       (.48)      (.36)        (.43)       (.40)       (.48)      (.36)

  Net realized and unrealized
   gains (losses) on
   investments................      (3.83)      (2.45)       4.61       8.49        (3.83)      (2.45)       4.61       8.49

------------------------------
Total from operations.........      (4.26)      (2.85)       4.13       8.13        (4.26)      (2.85)       4.13       8.13

------------------------------
Distributions to shareholders:
  From net realized gains.....         --       (1.18)       (.23)        --           --       (1.18)       (.23)        --

  Tax return of capital.......         --        (.27)         --         --           --        (.27)         --         --

------------------------------
Total distributions to
 shareholders.................         --       (1.45)       (.23)        --           --       (1.45)       (.23)        --

------------------------------
Net asset value, end of
 period.......................  $   25.92   $   30.18   $   34.48   $  30.58    $   25.92   $   30.18   $   34.48   $  30.58

------------------------------
Total return @................     (14.12)%     (8.38)%     13.62%     36.21%      (14.12)%     (8.38)%     13.62%     36.21%

Net assets end of period (000s
 omitted).....................  $   1,794   $   1,875   $   1,004   $    227    $  11,933   $  13,379   $   9,575   $  2,115

Ratio of expenses to average
 daily net assets.............       2.07%       2.10%       2.11%      2.24%*       2.07%       2.10%       2.11%      2.24%*

Ratio of net investment income
 (loss) to average daily net
 assets.......................      (1.52)%     (1.39)%     (1.46)%    (1.62)%*     (1.52)%     (1.39)%     (1.46)%    (1.62)%*

Portfolio turnover rate.......         47%         25%         34%        21%          47%         25%         34%        21%

------------------------------

 * Annualized
 + For the period from November 14, 1994 (initial offering of shares) to August
   31, 1995.
++ Ten-month period ended August 31, 1995.
 @ These are the total returns during the period, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.

FORTIS-SM-
                           ACCOUNT APPLICATION

                           Complete this application to open a new Fortis
                           account or to add services to an existing Fortis
Mail to:                   account. For personal service, please call your
FORTIS MUTUAL FUNDS        investment professional or Fortis customer service
CM-9614                    at 1-800-800-2000, ext. 3012. Submission of an
St. Paul, MN 55170-9614    incomplete application may cause processing delays.

                           DO NOT USE TO OPEN A FORTIS IRA, SEP, 403(B) OR FORTIS MONEY FUND ACCOUNT.

________________________________________________________________________________
 1    ACCOUNT INFORMATION
________________________________________________________________________________

Please provide the information requested below:

/ /INDIVIDUAL: Please print your name, Social Security number, U.S. citizen status.

/ /JOINT TENANT: List all names, one Social Security number, one U.S. citizen status.

/ /UNIFORM GIFT/TRANSFER TO MINORS: Provide name of custodian (ONLY ONE) and minor, minor's Social Security number, minor's U.S. citizen status and date of birth of minor.

/ /TRUST: List trustee and trust title, including trust date, trust's Taxpayer
   ID number; also include a photocopy of the first and last page of the trust agreement.

/ /CORPORATION, ASSOCIATION, PARTNERSHIP: Include full name, Taxpayer ID number.

/ /FORTIS KEY PLAN: Include Social Security number.

/ /QUALIFIED PLAN: Include name of Plan and trustee, Plan's Taxpayer ID number.

/ / OTHER: _____________________________________________________________________

---------------------------------------------------------------
Owner (Individual, 1st Joint Tenant, Custodian, Trustee) (Please print)

------------------------------------------------------------------------
Owner (2nd Joint Tenant, Minor, Trust Name) (Please print)

------------------------------------------------------------------------
Additional information, if needed

------------------------------------------------------------------------
Street address

------------------------------------------------------------------------
City                                            State            Zip

------------------------------------------------------------------------
Social Security number (Taxpayer ID)

(     )
---------------------------------------------------------------
Daytime phone                       Date of birth
                                    (Uniform Gift/Transfer to Minors)
Date of Trust (if applicable) __________________________________________________
Are you a U.S. citizen?  / / Yes   / / No
If no, country of permanent residence __________________________________________

95749 (11/98)
________________________________________________________________________________
 2    TRANSFER ON DEATH
________________________________________________________________________________

Please indicate the Primary Beneficiary with "PB" after the beneficiary(ies) name(s). Indicate Contingent Beneficiary with "CB." Indicate Lineal Descendant Per Stirpes with "LDPS" if you want ownership to pass to the legal heirs of the primary beneficiary in the event a designated beneficiary dies before the account owner.

TOD IS ONLY AVAILABLE FOR INDIVIDUAL AND JOINT TENANTS (JTWROS) ACCOUNTS.

BENEFICIARY(IES):

Name _____________________________ SS# _________________________________________
Name _____________________________ SS# _________________________________________
Name _____________________________ SS# _________________________________________

________________________________________________________________________________
 3    INVESTMENT ACCOUNT
________________________________________________________________________________

A. PHONE ORDERS

Was order previously phoned in? If yes, date ___________________________________
Confirmation # ___________________________ Account # ___________________________

FOR PHONE ORDERS, CHECK MUST BE MADE PAYABLE TO FORTIS INVESTORS

B. MAIL-IN ORDERS

Check enclosed for $____________________________. (MADE PAYABLE TO FORTIS FUNDS)
                                                             MUST INDICATE CLASS

  1)    ---------    $    -----------         A / / B / / C / / H / /
        Fund Name         Amount or %               Class
  2)                 $                        A / / B / / C / / H / /
        ---------         -----------
        Fund Name         Amount or %               Class
  3)                 $                        A / / B / / C / / H / /
        ---------         -----------
        Fund Name         Amount or %               Class
  4)                 $                        A / / B / / C / / H / /
        ---------         -----------
        Fund Name         Amount or %               Class
  5)                 $                        A / / B / / C / / H / /
        ---------         -----------
        Fund Name         Amount or %               Class

________________________________________________________________________________
 4    EXEMPTION FROM SALES CHARGE
________________________________________________________________________________

CHECK IF APPLICABLE (for net asset value purchases):

/ / I am a member of one of the categories of persons who are exempt from the sales charge. I qualify for exemption from the sales charge because _______.

/ / I was (within the past 60 days) the owner of a fixed annuity contract not deemed a security or a shareholder of an unrelated mutual fund with a front-end and/or deferred sales charge. I have attached the mutual fund/insurance check (or copy of the redemption confirmation/surrender form).

The Fortis logo and Fortis-SM- are servicemarks of Fortis AMEV and Fortis AG

________________________________________________________________________________
 5    SIGNATURE & CERTIFICATION
________________________________________________________________________________

I have received and read each appropriate fund prospectus and understand that its terms are incorporated by reference into this application. I am of legal age and legal capacity.

I understand that this application is subject to acceptance by Fortis Investors, Inc.

I CERTIFY, UNDER PENALTIES OF PERJURY, THAT:

(1) THE SOCIAL SECURITY NUMBER OR TAXPAYER ID NUMBER PROVIDED IS CORRECT; AND (CROSS OUT THE FOLLOWING IF NOT TRUE)

(2) THAT THE IRS HAS NEVER NOTIFIED ME THAT I AM SUBJECT TO 31% BACKUP WITHHOLDING, OR HAS NOTIFIED ME THAT I AM NO LONGER SUBJECT TO SUCH BACKUP WITHHOLDING.

Each person signing on behalf of any entity represents that his or her actions are authorized. It is agreed that all Fortis Funds, Fortis Investors, Fortis Advisers and their officers, directors, agents and employees will not be liable for any loss, liability, damage or expense for relying upon this application or any instruction believed genuine.

IF YOU ARE NOT SIGNING AS AN INDIVIDUAL, STATE YOUR TITLE OR CAPACITY (INCLUDE APPROPRIATE DOCUMENTS VERIFYING YOUR CAPACITY).

THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

AUTHORIZED SIGNATURE(S)

X
---------------------------------------------------------------
     Owner, Custodian, Trustee                                  Date

X
---------------------------------------------------------------
     Joint Owner, Trustee                                       Date
________________________________________________________________________________
 6    DEALER/REPRESENTATIVE INFORMATION
________________________________________________________________________________
--------------------------------------------------
Representative's name (please print)

------------------------------------------------------------------------
Name of Broker/Dealer

------------------------------------------------------------------------
Branch Office address

------------------------------------------------------------------------
Representative's signature

                                    (     )
------------------------------------------------------------------------

Representative's number                 Representative's Phone Number

------------------------------------------------------------------------
AUTHORIZED SIGNATURE OF BROKER/DEALER
________________________________________________________________________________
 7    DISTRIBUTION OPTIONS
________________________________________________________________________________

If no option is selected, all distributions will be reinvested in the same Fortis fund(s) selected above. Please note that distributions can only be reinvested in the SAME CLASS.

/ / Reinvest dividends and capital gains
/ / Dividends in cash and reinvest capital gains (See Section 9 for payment options.)
/ / Dividends and capital gains in cash (See Section 9 for payment options.)
/ / Distributions into another Fortis fund (must be SAME CLASS).
    ____________________________________________________________________________
             Fund Name             Fund/Account # (if existing account)
________________________________________________________________________________
 8    SYSTEMATIC EXCHANGE PROGRAM
________________________________________________________________________________

Fortis' Systematic Transfer Program allows you to transfer money from any Fortis fund, in which you have a current balance of at least $1,000, into any other Fortis fund (maximum of three), on a monthly basis. The minimum amount for each transfer is $50. Generally, transfers between funds must be within the SAME CLASS. See prospectus for details.
------------------------------------------------------------------------
Fund from which shares will be exchanged:             Effective Date

FUND(S) TO RECEIVE INVESTMENT(S):

--------------------------------------------------------------------------------
                  Fund                           Amount to invest monthly
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

________________________________________________________________________________
 9    WITHDRAWAL OPTIONS
________________________________________________________________________________

A. CASH DIVIDENDS

PLEASE FORWARD THE PAYMENT TO:

  / /   My Bank. (Please complete Bank Information in
        Section D, and choose one option below. Payment will be sent via U.S. Mail if neither option is checked.)

                / / Via U.S. Mail
                / / Via ACH (electronic transfer)

  / /   My address of record.

B. SYSTEMATIC WITHDRAWAL PLAN

Please consult your financial or tax adviser before electing a Systematic Withdrawal Plan.

Please redeem shares from my Fortis ______________________________________ Fund, account number _______________________ in the amount of $______________________.

Effective Withdrawal Date __________________

FREQUENCY:    / / Monthly                 / / Semi-Annually
              / / Quarterly               / / Annually

PLEASE FORWARD THE PAYMENT TO:

  / /   My Bank. (Please complete Bank Information in
        Section D, and choose one option below. Payment will be sent via U.S. Mail if neither option is checked.)

                / / Via U.S. Mail
                / / Via ACH (electronic transfer)

  / /   My address of record.

C. TELEPHONE OPTIONS

/ / TELEPHONE EXCHANGE. All exchanges must be into accounts having the identical registration-ownership. All authorized signatures listed in Section 5 (or your registered representative with shareholder consent) can make telephone transfers.
/ / TELEPHONE REDEMPTION ($25,000 LIMIT AND NOT AVAILABLE FOR QUALIFIED PLANS)
    This option allows all authorized signatures in Section 5 (or your registered representative with shareholder consent) to redeem up to $25,000 from your Fortis account.

PLEASE FORWARD THE PAYMENT TO:

  / /   My Bank. (Please complete Bank Information in
        Section D, and choose one option below. Payment will be sent via U.S. Mail if neither option is checked.)

                / / Via U.S. Mail
                / / Via ACH (electronic transfer)

  / /   My address of record.

(WITHDRAWAL OPTIONS, CONTINUED)

D. BANK INFORMATION

I request Fortis Financial Group (FFG) to pay sums due me by crediting my bank account in the form of electronic entries. This authorization will remain in effect until I notify FFG.

TYPE OF ACCOUNT:    / / Checking    / / Savings
Bank name ______________________________________________________________________
Address ________________________________________________________________________
City, State, Zip _______________________________________________________________
Name of bank account ___________________________________________________________
Bank account number ____________________________________________________________
Bank transit number ____________________________________________________________
Bank phone number ______________________________________________________________
ATTACH A VOIDED CHECK FROM YOUR BANK CHECKING ACCOUNT
________________________________________________________________________________
 10    REDUCED FRONT-END SALES CHARGES
________________________________________________________________________________

A. RIGHT OF ACCUMULATION

/ / I own shares of more than one fund in the Fortis Family of Funds, which may entitle me to a reduced sales charge.

--------------------------------------------------------------------------------
Name on account                           Account number

--------------------------------------------------------------------------------
Name on account                           Account number

--------------------------------------------------------------------------------
Name on account                           Account number

B. STATEMENT OF INTENT

I agree to invest $_________ over a 13-month period beginning ____________ (not more than 90 days prior to this application). I understand that an additional sales charge must be paid if I do not complete my purchase.
________________________________________________________________________________
 11    PRIVILEGED ACCOUNT SERVICE
________________________________________________________________________________

Fortis' Privileged Account Service systematically rebalances your funds back to your original specifications ($10,000 minimum per account). All funds must be within the SAME CLASS.

Frequency:          / / quarterly         / / semi-annually         / / annually

            Fund Selected          Percentage
              (up to 5)             (whole %)
1)
      -------------------------  ---------------
2)
      -------------------------  ---------------
3)
      -------------------------  ---------------
4)
      -------------------------  ---------------
5)
      -------------------------  ---------------

________________________________________________________________________________
 12    SUITABILITY
________________________________________________________________________________

NOTE: Must be completed with each fund application unless you provide suitability information to your broker/dealer on a different form.

State In Which Application Was Signed ______________________________________

--------------------------------------------------------------------------------
Employer
--------------------------------------------------------------------------------
Business Address
--------------------------------------------------------------------------------
City, State, ZIP

--------------------------------------------------------------------------------
Occupation                                                        Age (optional)

Is customer associated with or employed by another
NASD member?    / / Yes      / / No

--------------------------------------------------------------------------------
Please mark one box under                                      ESTIMATED
ESTIMATED ANNUAL INCOME             ESTIMATED                     NET
and one box under                    ANNUAL                      WORTH
ESTIMATED NET WORTH                  INCOME                  (Exclusive of
                                  (All Sources)            Family Residence)
--------------------------------------------------------------------------------
under $10,000
--------------------------------------------------------------------------------
$10,000 - $25,000
--------------------------------------------------------------------------------
$25,000 - $50,000
--------------------------------------------------------------------------------
$50,000 - $100,000
--------------------------------------------------------------------------------
$100,000 - $500,000
--------------------------------------------------------------------------------
$500,000 - $1,000,000
--------------------------------------------------------------------------------
Over $1,000,000
--------------------------------------------------------------------------------
Declined
--------------------------------------------------------------------------------

Source of Funds
--------------------------------------------------------------------------------

ESTIMATED FEDERAL TAX BRACKET

/ / 15%       / / 28%      / / 31%      / / 36%      / / 39.6%      / / Declined

INVESTMENT OBJECTIVES

/ / Growth (long-term capital appreciation)

/ / Income (cash generating)

/ / Tax-free Income

/ / Diversification

/ / Other (please specify) _________________________________________

Did you use a Fortis Asset Allocation model? / / Yes / / No
________________________________________________________________________________
 13    SYSTEMATIC INVESTMENT PLAN
________________________________________________________________________________

Complete the Automated Clearing House (ACH) Authorization Agreement Form and attach a VOIDED check from your bank checking account. These plans may be established for as little as $25.
________________________________________________________________________________
 14    OTHER SPECIAL INSTRUCTIONS
________________________________________________________________________________

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FORTIS FINANCIAL GROUP                                                FORTIS-SM-
Fortis Advisers, Inc. (fund management since 1949)
Fortis Investors, Inc. (principal underwriter, member NASD, SIPC)
Fortis Benefits Insurance Company & Fortis Insurance Company
P.O. Box 64284 St. Paul, MN 55164-0284 (800) 800-2000
http://www.ffg.us.fortis.com
                          FORTIS MUTUAL FUND
        AUTOMATED CLEARING HOUSE (ACH) AUTHORIZATION AGREEMENT

Please complete each section below to establish ACH capability to your Fortis Mutual Fund Account.
For personal service, please call your investment professional or Fortis at (800) 800-2000, extension 3012.
For investment options, complete sections 1, 2, 3. For withdrawal, complete sections 1, 2, 4, 5.

________________________________________________________________________________
 1     FORTIS ACCOUNT INFORMATION
________________________________________________________________________________

Account Registration:
________________________________________________________________________________
Owner (Individual, 1st Joint Tenant, Custodian, Trustee)
________________________________________________________________________________
Owner (2nd Joint Tenant, Minor, Trust Name)
________________________________________________________________________________
Additional Information, if needed
________________________________________________________________________________
Street address
________________________________________________________________________________
City                                        State                Zip
________________________________________ _______________________________________
Social Security number (Taxpayer I.D.)          Daytime phone number

________________________________________________________________________________
 2     BANK/FINANCIAL INSTITUTION INFORMATION
________________________________________________________________________________

PLAN TYPE:      / / New Plan          / / Bank Change

ACCOUNT TYPE:   / / Checking          / / Savings
                (must attach a        (must attach a
                voided check)         deposit slip)

________________________________________________________________________________
Transit Number
________________________________________________________________________________
Bank Account Number
________________________________________________________________________________
Account Owner(s) (Please Print)
________________________________________________________________________________
Depositor's Daytime Phone Number

CLEARLY PRINT THE BANK/FINANCIAL INSTITUTION'S NAME AND ADDRESS BELOW:
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
Signature of Depositor                                      Date
________________________________________________________________________________
Signature of Joint-Depositor                                Date
________________________________________________________________________________
 3     INVESTMENT OPTION(S)
________________________________________________________________________________

 I request Fortis Financial Group (FFG) to obtain payment of sums becoming due the company by charging my account in the form of electronic debit entries. I request and authorize the financial institution named to accept, honor and charge those entries to my account. Please allow THIRTY days for collected funds to be available in your Fortis account.

A.         / /        Invest via FORTIS INFORMATION LINE by phone
                      (minimum $25, maximum $10,000)

                      Please allow up to four business days for deposits into
                      Fortis Funds. Transactions after 3:00 p.m. (CST) will be
                      processed the following business day.
                      *Not available on tax-qualified accounts such as IRA, SEP,
                       SARSEP and KEY plans.
B.         / /        Systematic Investment Plan:   / / New Plan   / / Change Plan
C.         / /        Starting Draft Date:
D.         / /        Account Number:

                                                                Class                Amount
                           Fund                              (Circle One)     $25 per fund minimum
----------------------------------------------------------  --------------  -------------------------
                                                                   A B C H
                                                                   A B C H
                                                                   A B C H
                                                                   A B C H

98049 (11/98)

________________________________________________________________________________
 4     WITHDRAWAL OPTION(S)
________________________________________________________________________________

   I request Fortis Financial Group (FFG) to pay sums due me by crediting my bank account in the form of electronic entries. I request and authorize the financial institution to accept, honor and credit those entries to my account. Withdrawal from Fortis Fund(s) requires account owner(s) signature(s) - see Section 5

  (Please consult your financial or tax adviser before electing a systematic withdrawal plan. For Tax Qualified accounts, additional forms are required for distribution.)

  A.    / /   Cash Dividends
  B.    / /   Redeem via FORTIS INFORMATION LINE by phone
              (minimum $100, maximum $25,000)

              Please allow up to four business days for withdrawal to credit your bank account. Transactions after 3:00 p.m. (CST) will be processed the following business day.
              *Not available on tax qualified accounts such as IRA, SEP,
               SARSEP and Key plans.

  C.    / /   Systematic Withdrawal Plan:   / / New Plan   / / Change Plan

  D.    / /   Beginning Withdrawal Date:

  E.    / /   Account Number:

                                                                Class                Amount
                           Fund                              (Circle One)     $25 per fund minimum
----------------------------------------------------------  --------------  -------------------------
                                                                   A B C H
                                                                   A B C H
                                                                   A B C H
                                                                   A B C H

________________________________________________________________________________
 5     SIGNATURES
________________________________________________________________________________

Each person signing on behalf of any entity represents that his or her actions are authorized. It is agreed that all Fortis Funds, Fortis Investors, Fortis Advisers and their officers, directors, agents and employees will not be liable for any loss, liability, damage or expense for relying upon this application or any instruction believed genuine.

This authorization will remain in effect until I notify FFG. I hereby terminate any prior authorization of FFG to initiate charges to this account. I understand that any returned item or redemption of the entire account may result in termination of my Automated Clearing House agreement. This authorization will become effective upon acceptance by FFG at its home office.

Authorized Signature(s)

X ______________________________________________________________________________

  Owner, Custodian, Trustee                           Date

X ______________________________________________________________________________
  Joint Owner, Trustee                                Date

The Fortis logo and Fortis-SM- are servicemarks of Fortis AMEV and Fortis AG

                                                                    BULK RATE
                                                                  U.S. POSTAGE
                                                                      PAID
                                                                 Permit No, 3794
                                                                 Minneapolis, MN

[LOGO]
Fortis Financial Group
P.O. Box 64284
St. Paul, Minnesota 55164-0284

Prospectus
Dated January 1, 1999

- Asset Allocation Portfolio
- Value Fund
- Growth & Income Fund
- Capital Fund
- Growth Fund
- Capital Appreciation Portfolio

SEC file numbers: 811-05355, 811-00558, 811-00848

[LOGO]
Fortis Financial Group
Fortis Advisers, Inc. (fund management since 1949)
Fortis Investors, Inc. (principal underwriter; member NASD, SIPC)
Fortis Benefits Insurance Company & Fortis Insurance Company
(issuers of FFG's insurance products)
P.O. Box 64284 - St. Paul, MN 55164-0284 - (800) 800-2000
http://www.ffg.us.fortis.com

98301 -C- Fortis 11/98

More information about the Funds is available in the Funds' Statement of Additional Information (SAI) and annual and semiannual reports.

- STATEMENT OF ADDITIONAL INFORMATION. The SAI provides more details about the Funds and their policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated into this Prospectus by reference, which means that it is legally considered part of this Prospectus.

- ANNUAL AND SEMIANNUAL REPORTS. Additional information about Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

You can obtain a free copy of the Funds' SAI and/or free copies of the Funds' most recent annual or semiannual reports by calling (800) 800-2000, extension 3012. The material you request will be sent by first-class mail, or other means designed to ensure equally prompt delivery, within three business days of receipt of request.

You can also obtain copies by visiting the SEC's public reference room in Washington DC, or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington DC 20549-6009. For more information, call (800) SEC-0330.

Information about the Funds is available on the Internet. Text-only versions of the Fund documents can be viewed online or downloaded from the SEC's Internet site at http://www.sec.gov.

The Fortis logo and Fortis-SM- are servicemarks of Fortis AMEV and Fortis AG.

                              ASSET ALLOCATION PORTFOLIO
                           CAPITAL APPRECIATION PORTFOLIO
                  EACH A SERIES OF FORTIS ADVANTAGE PORTFOLIOS, INC.
                                  FORTIS VALUE FUND
                             FORTIS GROWTH & INCOME FUND
                                 FORTIS CAPITAL FUND
                  EACH A SERIES OF FORTIS EQUITY PORTFOLIOS, INC.

                               FORTIS GROWTH FUND, INC.


                         STATEMENT OF ADDITIONAL INFORMATION
                         -----------------------------------
                                DATED JANUARY 1, 1999



     Asset Allocation Portfolio ("Asset Allocation Fund"), Fortis Capital Appreciation Portfolio ("Capital Appreciation Fund"), Fortis Value Fund ("Value Fund"), Fortis Growth & Income Fund ("Growth & Income Fund"), Fortis Capital Fund ("Capital Fund") and Fortis Growth Fund, Inc. ("Growth Fund") are individually referred to as a "Fund" and collectively referred to as the "Funds." This Statement of Additional Information is NOT a prospectus, but should be read in conjunction with the Funds' Prospectus dated January 1, 1999. A copy of that prospectus may be obtained from your broker-dealer or sales representative. The address of Fortis Investors, Inc. ("Investors") is P.O. Box 64284, St. Paul, Minnesota 55164. Telephone: (651) 738-4000. Toll Free
1-(800) 800-2000 (x3012).

     No broker-dealer, sales representative, or other person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information, and if given or made, such information or representations must not be relied upon as having been authorized by the Fund or Investors. This Statement of Additional Information does not constitute an offer or solicitation by anyone in any state in which such offer or solicitation is not authorized, or in which the person making such offer or solicitation is not qualified to do so, or to any person to whom it is unlawful to make such offer or solicitation.

                                 TABLE OF CONTENTS

                                                                           Page

Fund History . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Description of the Funds . . . . . . . . . . . . . . . . . . . . . . . .
Investment Policies and Restrictions . . . . . . . . . . . . . . . . . .
Investment Practices and Risk Considerations . . . . . . . . . . . . . .
Management of the Funds. . . . . . . . . . . . . . . . . . . . . . . . .
Principal Holders of Securities. . . . . . . . . . . . . . . . . . . . .
Investment Advisory and Other Services . . . . . . . . . . . . . . . . .
Brokerage Allocation and Other Practices . . . . . . . . . . . . . . . .
Capital Stock. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Pricing of Shares. . . . . . . . . . . . . . . . . . . . . . . . . . . .
Purchase of Shares . . . . . . . . . . . . . . . . . . . . . . . . . . .
Redemption of Shares . . . . . . . . . . . . . . . . . . . . . . . . . .
Taxation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Underwriter and Distribution of Shares . . . . . . . . . . . . . . . . .
Performance Information. . . . . . . . . . . . . . . . . . . . . . . . .
Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . . .
Other Service Providers. . . . . . . . . . . . . . . . . . . . . . . . .
Limitation of Director Liability . . . . . . . . . . . . . . . . . . . .
Additional Information . . . . . . . . . . . . . . . . . . . . . . . . .
Appendix A
     Description of Futures, Options and Forward Contracts . . . . . . .
Appendix B
     Corporate Bond, Preferred Stock and Commercial Paper Ratings. . . .

                                    FUND HISTORY

     Asset Allocation Fund and Capital Appreciation Fund are portfolios of Fortis Advantage Portfolios, Inc. ("Fortis Advantage") which was incorporated in Minnesota in 1987. Asset Allocation Fund and Capital Appreciation Fund
commenced operations on January 4, 1988.   Value Fund, Growth & Income Fund and
Capital Fund are the three portfolios of Fortis Equity Portfolios, Inc. ("Fortis Equity") which was incorporated in Minnesota in 1949. Value Fund and Growth & Income Fund commenced operations on January 2, 1996 and Capital Fund commenced operations on June 8, 1949. Fortis Growth Fund, Inc. ("Fortis Growth") was incorporated in Minnesota in 1958 and its single portfolio commenced operations on March 31, 1963.

                              DESCRIPTION OF THE FUNDS

     Fortis Advantage, Fortis Equity and Fortis Growth are registered with the Securities and Exchange Commission under the Investment Company Act of 1940 (the "1940 Act") as open-end diversified management investment companies. Fortis Advantage currently has three investment portfolios (only two of which are offered through the prospectus) and Fortis Equity has three investment portfolios; Growth Fund has a single portfolio. As a fundamental policy, each Fund operates as an open-end, diversified investment company as defined under the 1940 Act. Open-end means that it generally must redeem an investor's shares upon request. In order to be diversified, each Fund must meet the following requirements:

          At least 75% of the value of the Fund's total assets will be represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer.

     Fortis Advantage, Fortis Equity and Fortis Growth may establish other portfolios, each corresponding to a distinct investment portfolio and a distinct series of their common stock.

                        INVESTMENT POLICIES AND RESTRICTIONS

     Each Fund's investment objective and, except as otherwise noted, the policies by which each Fund seeks to achieve its objective, may be changed without the approval of shareholders. No changes are contemplated at this time, but a change in investment objective or policies could result in a Fund no longer being appropriate for an investor.

     Any investment policy or restriction in the Prospectus or this Statement of Additional Information which involves a maximum percentage of securities or assets, except those dealing with borrowing and illiquid securities, shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or utilization of assets and such excess results therefrom.

     Some investment policies and restrictions are fundamental and may be changed only by the approval of a majority of a Fund's shareholders. In this situation, majority means the lesser of (i) 67% of the Fund's outstanding shares present at a meeting of the holders if more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the Fund's outstanding shares.

INVESTMENT POLICIES -- ASSET ALLOCATION FUND

     The Fund will endeavor to achieve its investment objective by following a flexible asset allocation strategy that contemplates shifts, which may be frequent, among a wide range of investments and markets. Advisers has broad latitude in selecting the class of investments and market sectors in which the Fund will invest. Asset Allocation Fund is not required to maintain a portion of its investments in each of its permitted investment types. A shareholder of the Fund confers substantially more investment discretion on the investment adviser, enabling the investment adviser to invest in a wide variety of investment securities.

     Depending upon prevailing economic and market conditions, Asset Allocation Fund may at any given time be primarily comprised of equity securities (including debt securities convertible into equity securities), short-term money market securities, investment grade bonds and other debt securities, or any combination thereof. For example, during periods when Advisers believes that the overall return on equity securities will exceed the return on debt securities, the Fund may be fully or substantially invested in equity securities. The Fund normally would be invested primarily in debt securities during periods when Advisers believes that the total return from investing in debt securities will exceed the return on equity securities. Finally, during periods when Advisers believes interest rates will rise, the Fund may be primarily invested in short-term money market securities.

     Equity securities in which the Fund may invest include common stocks, preferred stocks and securities convertible into common stocks, all with growth potential. In addition to its investments in equity securities and in obligations of the U.S. Government, its agencies, and instrumentalities, Asset Allocation Fund may invest in a variety of long, intermediate and short-term debt securities. Such instruments may include corporate bonds, bank obligations and commercial paper.

     The Fund may invest up to 30% of its total assets in lower rated corporate bonds commonly known as "junk bonds" and may also invest up to 10% of its total assets in corporate bonds that are rated in one of the four highest rating categories (such as BBB or above), and at the same time are rated below such categories by another nationally recognized agency (or in the alternative, any such bonds may be included with those subject to the 30% limitation on lower rated bonds). The Fund may retain a security whose rating has changed if the security otherwise meets the Fund's criteria. The Fund will not invest in bonds rated below Caa by Moody's or CCC by S&P, or comparably rated by another nationally recognized rating agency. Securities in the Caa/CCC rating categories are considered to be of poor standing and are predominantly speculative. Lower ratings may reflect a greater possibility that the financial condition of the issuer, or adverse changes in general economic conditions, or both, may impair the ability of the issuer to make payments of interest and principal. Additionally, investments in securities rated Caa or CCC involve significant risk exposure to adverse conditions. Such securities may be in default, or there may be present elements of danger with respect to the payment of principal or interest. For a description of ratings assigned by both Moody's and S&P, see the Appendix.

     The bank obligations in which the Fund may invest are: (i) obligations (including certificates of deposit and bankers acceptances) of U.S. banks, savings and loan associations, and savings banks, which institutions have total assets (as of the date of their most recent annual financial statements at the time of investment) of not less than $1 billion; (ii) U.S. dollar denominated obligations of Canadian chartered banks, London branches of U.S. banks, and U.S. branches or agencies of foreign banks which meet the asset size referred to in
(i) above; and (iii) obligations of the institutions referred to in (i) above which have total assets of less than $1 billion, provided that the amount of the obligations purchased does not exceed $100,000 for any one such institution, and the payment of the principal is insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation.

     The Fund may invest without limitation in commercial paper issued by U.S. corporations or affiliated foreign corporations and rated (or guaranteed by a company whose commercial paper is rated) at the date of investment Prime-2 or higher by Moody's or A-2 or higher by S&P, or comparably rated by another nationally recognized rating agency, or, if not rated, issued by a corporation having an outstanding debt issue rated A or better by Moody's or S&P, or comparably rated by another nationally recognized rating agency, and, if issued by an affiliated foreign corporation, such commercial paper (not to exceed in the aggregate 20% of the Fund's net assets) is U.S. dollar denominated and not subject at the time of purchase to foreign tax withholding.

INVESTMENT POLICIES -- CAPITAL APPRECIATION FUND

     Capital Appreciation Fund's policy is to invest, under normal circumstances, at least 65% of its total assets (exclusive of collateral in connection with securities lending) in: (a) common stocks of small and medium-sized companies that are early in their life cycles, but which have the potential to become major enterprises ("emerging growth companies"); and
(b) equity securities of some more established companies whose rates of earnings growth are expected to accelerate because of special factors such as new products, changes in consumer demand, basic changes in the economic environment or rejuvenated management.

     The Fund may also write covered call and secured put options and purchase call and put options on securities and stock indexes in an effort to increase total return and for hedging purposes and may purchase and sell stock index futures contracts and options thereon for hedging purposes.

INVESTMENT RESTRICTIONS -- ASSET ALLOCATION FUND AND CAPITAL APPRECIATION FUND

     The following investment restrictions are fundamental and may be changed only by the approval of shareholders. Neither Fund will:

     (1) Purchase securities on margin or otherwise borrow money or issue senior securities, except that the Funds, in accordance with their investment objectives and policies, may purchase securities on a when-issued and delayed delivery basis, within the limitations set forth in the Prospectus and Statement of Additional Information. Fortis Advantage may also obtain such short-term credit as it needs for the clearance of securities transactions, and may borrow from banks, for the account of either Fund, as a temporary measure to facilitate redemptions (but not for leveraging or investment) an amount that does not exceed 10% of the value of a Fund's total assets. No additional investment securities may be purchased by a Fund while outstanding borrowings exceed 5% of the value of such Fund's total assets.
     (2) Mortgage, pledge or hypothecate its assets, except in an amount not exceeding 10% of the value of its total assets to secure temporary or emergency borrowing.
     (3) Invest in commodities or commodity contracts, other than for hedging purposes only.
     (4) Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, Fortis Advantage may be deemed an underwriter under applicable laws.
     (5) Participate on a joint or a joint and several basis in any securities trading account.
     (6) Invest in real estate, except a Fund may invest in securities issued by companies owning real estate or interests therein.
     (7) Make loans to other persons. Repurchase agreements, the lending of securities and the acquiring of debt securities in accordance with the Prospectus and Statement of Additional Information are not considered to be "loans" for this purpose.
     (8)  Concentrate its investments in any particular industry, except that
          (i) it may invest up to 25% of the value of its total assets in any particular industry, and (ii) there is no limitation with respect to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities, or obligations of domestic commercial banks. As to utility companies, gas, electric, water and telephone companies will be considered as separate industries. As to finance companies, the following categories will be considered as separate industries: (a) captive automobile finance, such as General Motors Acceptance Corp. and Ford Motor Credit Corp.; (b) captive equipment finance companies, such as Honeywell Finance Corporation and General Electric Credit Corp.; (c) captive retail finance companies, such as Macy Credit Corp. and Sears Roebuck Acceptance Corp.;
          (d) consumer loan companies, such as Beneficial Finance Corporation and Household Finance Corporation; (e) diversified finance companies such as CIT Financial Corp., Commercial Credit Corporation and Borg Warner Acceptance Corp.; and (f) captive oil finance companies, such as Shell Credit, Inc., Mobil Oil Credit Corp. and Texaco Financial Services, Inc.

     (9) Purchase from or sell to any officer, director, or employee of Fortis Advantage, or Advisers or Investors, or any of their officers or directors, any securities other than shares of Fortis Advantage's common stock.
     (10) Make short sales, except for sales "against the box." While a short sale is made by selling a security the Fund does not own, a short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain securities identical to those sold short at no added cost.

     The following investment restrictions may be changed without shareholder approval. Neither Fund will:

     (1) Invest more than 5% of the value of its total assets in securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization.
     (2) Invest in a company for the purposes of exercising control or management.
     (3) Buy or sell foreign exchange, except as incidental to the purchase or sale of permissible foreign investments.
     (4)  Invest more than 15% of its net assets in illiquid securities.
     (5) Invest more than 20% of its net assets in when-issued, delayed delivery or forward commitment transactions, and of such 20%, no more than one-half (i.e., 10% of its net assets) may be invested in when-issued, delayed delivery or forward commitment transactions without the intention of actually acquiring securities (i.e., dollar rolls).

INVESTMENT POLICIES -- VALUE FUND AND CAPITAL FUND

     Value Fund and Capital Fund invest primarily in common stock and securities convertible into common stocks. Value Fund intends to maintain a median market capitalization of over $1 billion making it a mid to large cap value fund. Capital Fund intends to maintain a median market capitalization of over $5 billion making it a large cap growth fund.

INVESTMENT RESTRICTIONS -- VALUE FUND AND CAPITAL FUND

     The following investment restrictions are fundamental and may be changed only by the approval of shareholders. Neither Fund will:

     (1) Concentrate its investments, that is, invest more than 25% of the value of its assets in any particular industry.
     (2) Purchase or sell physical commodities (such as grains, livestock, etc.) or futures or options contracts thereon; however, it may purchase or sell any forms of financial instruments or contracts that might be deemed commodities.
     (3) Invest directly in real estate or interests in real estate; however, the Fund may invest in interests in real estate investment trusts, debt securities secured by real estate or interests therein, or debt or equity securities issued by companies which invest in real estate or interests therein.

     (4) Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under applicable laws.
     (5) Purchase securities on margin or otherwise borrow money, except that the Fund, in accordance with its investment objectives and policies, may purchase securities on a when-issued, delayed delivery, or forward commitment basis, and may make margin deposits in connection with dealing in commodities or options thereon. The Fund may also obtain such short-term credit as it needs for the clearance of securities transactions, and may borrow from a bank as a temporary measure to facilitate redemptions (but not for leveraging or investment) an amount that does not exceed 10% of the value of the Fund's total assets. Investment securities will not be purchased while outstanding borrowings (including "roll" transactions) exceed 5% of the value of the Fund's total assets.
     (6) Issue senior securities (as defined in the 1940 Act) other than as set forth in restriction #5 above concerning borrowing and except to the extent that using options and futures contracts or purchasing or selling securities on a when issued, delayed delivery, or forward commitment basis (including the entering into of roll transactions) may be deemed to constitute issuing a senior security.
     (7) Make loans to other persons, except that it may lend its portfolio securities in an amount not to exceed 33 1/3% of the value of the Fund's total assets (including the amount lent) if such loans are secured by collateral at least equal to the market value of the securities lent, provided that such collateral shall be limited to cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit or other high-grade, short term obligations or interest-bearing cash equivalents. Loans shall not be deemed to include repurchase agreements or the purchase or acquisition of a portion of an issue of notes, bonds, debentures, or other debt securities, whether or not such purchase or acquisition is made upon the original issuance of the securities. ("Total assets" of the Fund includes the amount lent as well as the collateral securing such loans.)

     The following investment restrictions may be changed without shareholder approval. Neither Fund will:

     (1) Invest more than 5% of the value of its total assets in securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization; provided that the Fund shall not purchase or otherwise acquire more than 3% of the total outstanding voting stock of any other investment company.
     (2) Invest in a company for the purposes of exercising control or management.
     (3)  Buy or sell foreign exchange.
     (4) Invest in securities which would expose the Fund to liabilities exceeding the amount invested.
     (5)  Invest more than 15% of its net assets in illiquid securities.
     (6)  Make short sales, except for sales "against the box."

     (7) Mortgage, pledge, or hypothecate its assets except to the extent necessary to secure permitted borrowings.
     (8) Purchase the securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of any issuer to be held by the Fund.
     (9) Invest more than 10% of its total assets in real estate investment trusts or invest in real estate investment trusts that are not publicly distributed.
     (10) Enter into any options, futures, or forward contract transactions if immediately thereafter (a) the amount of premiums paid for all options, initial margin deposits on all futures contracts and/or options on futures contracts, and collateral deposited with respect to forward contracts held by or entered into by the Fund would exceed 5% of the value of the total assets of the Fund or (b) the Fund's assets covering, subject to, or committed to all options, futures, and forward contracts would exceed 20% of the value of the total assets of the Fund. (This restriction does not apply to securities purchased on a when-issued, delayed delivery, or forward commitment basis.)
     (11) Write, purchase, or sell put or call options, except that it may write covered call options.
     (12) Invest more than 10% of its assets in foreign securities.

INVESTMENT POLICIES -- GROWTH FUND

     Growth Fund invests primarily in common stock and securities convertible into common stocks. The Fund intends to maintain a median market capitalization of $1 - $5 billion making it a mid cap growth fund.

INVESTMENT RESTRICTIONS -- GROWTH FUND

     The following investment restrictions are fundamental and may be changed only by the approval of shareholders. Growth Fund will not:

     (1) Concentrate its investments, that is, invest more than 25% of the value of its assets, in any particular industry.
     (2)  Buy or sell commodities or commodity contracts.
     (3) Purchase or sell real estate or other interests in real estate, or interests in real estate investment trusts.
     (4) Mortgage, pledge, hypothecate, or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund.
     (5) Act as an underwriter of securities of other issuers, except that the Fund may invest up to 5% of the value of its assets (at time of investment) in portfolio securities which the Fund might not be free to sell to the public without registration of such securities under the Securities Act of 1933.
     (6)  Write, purchase, or sell puts, calls, or combinations thereof.
     (7)  Purchase or sell securities on margin or sell short.
     (8) Make loans to other persons, except that it may purchase bonds, debentures, or other debt securities, which are not publicly distributed in an amount not to exceed 5% of the value of its total assets. The purchase of a portion of an issue of publicly distributed bonds, debentures, or other debt securities, does not constitute the making of a loan.
     (9)  Borrow money or issue debt securities.
     (10) Invest more than 5% of its net assets in each of i) restricted securities and ii) bonds, debentures or other debt securities which are not publicly distributed.

     The following investment restrictions may be changed without shareholder approval. Growth Fund will not:

     (1) Invest more than 5% of the value of its total assets in securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization.
     (2) Invest in a company for the purposes of exercising control or management.
     (3)  Buy or sell foreign exchange.
     (4) Invest in securities which would expose the Fund to liabilities exceeding the amount invested.
     (5)  Invest more than 10% of its assets in foreign securities.
     (6)  Invest more than 15% of its net assets in illiquid securities.
     (7) Issue senior securities (as defined in the 1940 Act), except as set forth herein and in the prospectus.

INVESTMENT POLICIES -- GROWTH & INCOME FUND

          Growth & Income Fund invests primarily in common stock and securities convertible into common stocks. The Fund intends to maintain a median market capitalization of over $5 billion making it a large cap fund.

INVESTMENT RESTRICTIONS -- GROWTH & INCOME FUND

     The following investment restrictions are fundamental and may be changed only by the approval of shareholders. Growth & Income Fund will not:

     (1)  Concentrate its investments in any particular industry, except that
          (i) it may invest up to 25% of the value of its total assets in any particular industry, and (ii) there is no limitation with respect to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities, or obligations of domestic commercial banks. As to utility companies, gas, electric, water and telephone companies will be considered as separate industries. As to finance companies, the following categories will be considered as separate industries: (a) captive automobile finance, such as General Motors Acceptance Corp. and Ford Motor Credit Corp.; (b) captive equipment finance companies, such as Honeywell Finance Corporation and General Electric Credit Corp.; (c) captive retail finance companies, such as Macy Credit Corp. and Sears Roebuck Acceptance Corp.;
          (d) consumer loan companies, such as Beneficial Finance

          Corporation and Household Finance Corporation; (e) diversified finance companies such as CIT Financial Corp., Commercial Credit Corporation and Borg Warner Acceptance Corp.; and (f) captive oil finance companies, such as Shell Credit, Inc., Mobile Oil Credit Corp. and Texaco Financial Services, Inc.
     (2) Purchase or sell physical commodities (such as grains, livestock, etc.) or futures or options contracts thereon. However, the Fund may purchase or sell any forms of financial instruments or contracts that might be deemed commodities.
     (3) Invest directly in real estate or interests in real estate; however, the Fund may invest in interests in real estate investment trusts, debt securities secured by real estate or interests therein, or debt or equity securities issued by companies which invest in real estate or interests therein.
     (4) Mortgage, pledge, hypothecate, or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund, provided that this restriction shall not apply to the transfer of securities in connection with any permissible borrowing or the collateral arrangements in connection with permissible activities.
     (5) Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under applicable laws.
     (6) Purchase securities on margin, except that the Fund, in accordance with its investment objectives and policies, may purchase securities on a when-issued, delayed delivery or forward commitment basis. The Fund may also obtain such short-term credit as it needs for the clearance of securities transactions and may make margin deposits in connection with futures contracts.
     (7) Make short sales, except for sales "against the box." While a short sale is made by selling a security the Fund does not own, a short sale is "against the box" to the extent the Fund contemporaneously owns or has the right to obtain securities identical to those sold without payment of any additional consideration.
     (8) Make loans to other persons, except (i) the Fund may lend its portfolio securities in an amount not to exceed 33 1/3% of the value of its total assets if such loans are secured by collateral equal to at least the market value of the securities lent, provided that such collateral shall be limited to cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit or other high-grade, short-term obligations or interest-bearing cash equivalents; and (ii) it may purchase debt securities through private placements (restricted securities) in accordance with its investment objectives and policies.
     (9) Issue senior securities (as defined in the 1940 Act) other than as set forth in restriction #10 below and except to the extent that using options and futures contracts or purchasing or selling securities on a when issued, delayed delivery or forward commitment basis (including the entering into of roll transactions) may be deemed to constitute issuing a senior security.
     (10) Borrow money except from banks for temporary or emergency purposes not in excess of 33 1/3% of the value of the Fund's total assets. The Fund will not purchase securities while borrowings (including "roll" transactions) in excess of 5% of total assets are outstanding. In the event that the asset coverage for the Fund's borrowings falls below 300%, the Fund will reduce, within three days (excluding Sundays and holidays), the amount of its borrowings in order to provide for 300% asset coverage.

     The following investment restrictions may be changed without shareholder approval. Growth & Income Fund will not:

     (1) Invest more than 5% of the value of its total assets in securities of other investment companies, except in connection with a merger, consolidation, acquisition, or reorganization; provided that the Fund shall not purchase or otherwise acquire more than 3% of the total outstanding voting stock of any other investment company.
     (2) Invest in a company for the purpose of exercising control or management.
     (3)  Invest more than 15% of its net assets in illiquid securities.
     (4) Enter into any options, futures, or forward contract transactions if immediately thereafter (a) the amount of premiums paid for all options, initial margin deposits on all futures contracts and/or options on futures contracts, and collateral deposited with respect to forward contracts held by or entered into by the Fund would exceed 5% of the value of the total assets of the Fund or (b) the Fund's assets covering, subject to, or committed to all options, futures, and forward contracts would exceed 20% of the value of the total assets of the Fund. (This restriction does not apply to securities purchased on a when-issued, delayed delivery, or forward commitment basis.)
     (5) Purchase the securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of any issuer to be held by the Fund.
     (6) Borrow money in excess of 10% of its total assets, except as a temporary or emergency measure. ("Roll" transactions will not be considered borrowing for purposes of this restriction).

                   INVESTMENT PRACTICES AND RISK CONSIDERATIONS

MEDIAN MARKET CAPITALIZATION

     As discussed in the prospectus, each Fund, except Asset Allocation Fund, intends to maintain its median market capitalization within a certain range or above or below a specified amount. There is no assurance that the Funds' median market capitalizations will always remain within the designated ranges (or above or below the specified amount) in light of constantly fluctuating market conditions and the performance of the stocks held in the Funds' portfolios.

     Market capitalization is a measure of a company's relative size and is calculated by multiplying the number of outstanding shares of a company by the market price of those shares. Half of a portfolio's assets are invested in securities of companies with market capitalizations larger than the median market capitalization of the portfolio, and half are invested in the securities of companies with market capitalizations smaller than the median. For example, in a portfolio of nine securities with market capitalizations of $1 billion, $1.5 billion, $2 billion, $3 billion, $5 billion, $8 billion, $8 billion, $8.75 billion and $9 billion, the median market capitalization of this portfolio would be $5 billion because half of the portfolio securities have market capitalizations that are smaller than the median and half have market capitalizations that are larger than the median. Median market capitalization is used as a measure of the average market capitalization of a portfolio and is sometimes used in the mutual fund industry to categorize a fund as "small cap," "mid cap" or "large cap." The Funds consider small cap portfolios to have median market capitalizations of less than $1 billion, mid cap portfolios to have median market capitalizations of $1 billion to $5 billion and large cap portfolios to have median market capitalizations of more than $5 billion.

U.S. GOVERNMENT SECURITIES

     Each Fund may invest in U.S. government securities, which include the following U.S. Treasury obligations: U.S. Treasury bills (initial maturities of one year or less), U.S. Treasury notes (initial maturities of one to 10 years), and U.S. Treasury bonds (generally initial maturities of greater than 10 years), all of which are backed by the full faith and credit of the United States. The Funds may also invest in obligations issued or guaranteed by U.S. government agencies or instrumentalities, including government guaranteed mortgage-related securities, some of which are backed by the full faith and credit of the U.S. Treasury, e.g., direct pass-through certificates of the Government National Mortgage Association; some of which are supported by the right of the issuer to borrow from the U.S. government, e.g., obligations of Federal Home Loan Banks; and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association. U.S. government securities are backed by the full faith and credit of the U.S. government or guaranteed by the issuing agency or instrumentality and, therefore, there is generally considered to be no risk as to the issuer's capacity to pay interest and repay principal. Nevertheless, due to fluctuations in interest rates, there is no guarantee as to the market value of U.S. government securities.

MORTGAGE-RELATED SECURITIES

     Asset Allocation Fund and Growth & Income Fund may invest in certain types of mortgage-related securities. One type of mortgage-related security includes certificates which represent pools of mortgage loans assembled for sale to investors by various governmental and private organizations. These securities provide a monthly payment, which consists of both an interest and a principal payment, which is in effect a "pass-through" of the monthly payment made by each individual borrower on his or her residential mortgage loan, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing, or foreclosure, net of fees or costs which may be incurred. Some certificates (such as those issued by the Government National Mortgage Association) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether the mortgagor actually makes the payment.

     A major governmental guarantor of pass-through certificates is the Government National Mortgage Association ("GNMA"). GNMA guarantees, with the full faith and credit of the U.S. government, the timely payments of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks, and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. Other governmental guarantors (but not backed by the full faith and credit of the United States Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA purchases residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions, and mortgage bankers.

     (i) GNMA CERTIFICATES. Certificates of the GNMA ("GNMA Certificates") evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from bonds in that principal is paid back monthly as payments of principal, including prepayments, on the mortgages in the underlying pool are passed through to holders of the GNMA Certificates representing interests in the pool, rather than returned in a lump sum at maturity. The GNMA Certificates that the Government Total Return Portfolio purchases are the "modified pass-through" type. "Modified pass-through" GNMA Certificates entitle the holder to receive a share of all interest and principal payments paid or owed to the mortgage pool, net of fees paid or due to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment.

     (ii) GNMA GUARANTEE. The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or the Farmers' Home Administration ("FmHA"), or guaranteed by the Veterans Administration ("VA"). GNMA is also empowered to borrow without limitation from the U.S. Treasury, if necessary, to make any payments required under its guarantee.

     (iii) LIFE OF GNMA CERTIFICATES. The average life of a GNMA Certificate is likely to be substantially less than the stated maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk of loss of the principal balance of a Certificate, because of the GNMA guarantee, but foreclosure may impact the yield to shareholders because of the need to reinvest proceeds of foreclosure.

     As prepayment rates of individual mortgage pools vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates. However, statistics published by the FHA indicate that the average life of single family dwelling mortgages with 25 to 30-year maturities, the type of mortgages backing the vast majority of GNMA Certificates, is approximately 12 years. Prepayments are likely to increase in periods of falling interest rates. It is customary to treat GNMA Certificates as 30-year mortgage-backed securities which prepay fully in the twelfth year.

     (iv) YIELD CHARACTERISTICS OF GNMA CERTIFICATES. The coupon rate of interest of GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the certificates, by the amount of the fees paid to GNMA and the issuer.

     The coupon rate by itself, however, does not indicate the yield which will be earned on GNMA Certificates. First, GNMA Certificates may be issued at a premium or discount, rather than at par, and, after issuance, GNMA Certificates may trade in the secondary market at a premium or discount. Second, interest is earned monthly, rather than semi-annually as with traditional bonds; monthly compounding raises the effective yield earned. Finally, the actual yield of a GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying it. For example, if interest rates decline, prepayments may occur faster than had been originally projected and the yield to maturity and the investment income of the Fund would be reduced.

     (v) FHLMC SECURITIES. "FHLMC" is a federally chartered corporation created in 1970 through enactment of Title III of the Emergency Home Finance Act of 1970. Its purpose is to promote development of a nationwide secondary market in conventional residential mortgages.

     The FHLMC issues two types of mortgage pass-through securities, mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made or owed on the underlying pool. The FHLMC guarantees timely payment of interest on PCs and the ultimate payment of principal. Like GNMA Certificates, PCs are assumed to be prepaid fully in their twelfth year.

     GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years.

     (vi) FNMA SECURITIES. "FNMA" is a federally chartered and privately owned corporation which was established in 1938 to create a secondary market in mortgages insured by the FHA. It was originally established as a government agency and was transformed into a private corporation in 1968.

     FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made or owed on the underlying pool. FNMA guarantees timely payment of interest on FNMA certificates and the full return of principal. Like GNMA Certificates, FNMA Certificates are assumed to be prepaid fully in their twelfth year.

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may in addition be the originators of the underlying mortgage loans as well as the guarantors of the pass-through certificates. Pools created by such non-governmental issuers generally offer a higher rate of interest than governmental pools because there are no direct or indirect governmental guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool, and hazard insurance. The insurance and guarantees are issued by government entities, private insurers, and the mortgage poolers.

     Advisers expects that governmental or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. As new types of pass-through securities are developed and offered to investors, Advisers may, consistent with the Funds' investment objectives, policies, and restrictions, consider making investments in such new types of securities.

     Other types of mortgage-related securities include debt securities which are secured, directly or indirectly, by mortgages on commercial real estate or residential rental properties, or by first liens on residential manufactured homes (as defined in section 603(6) of the National Manufactured Housing Construction and Safety Standards Act of 1974), whether such manufactured homes are considered real or personal property under the laws of the states in which they are located.

     Securities in this investment category include, among others, standard mortgage-backed bonds and newer collateralized mortgage obligations (CMOs). Mortgage-backed bonds are secured by pools of mortgages, but, unlike pass-through securities, payments to bondholders are not determined by payments on the mortgages. The bonds consist of a single class, with interest payable periodically and principal payable on the stated date of maturity.

     Asset Allocation Fund and Growth & Income Fund may invest in CMOs which have characteristics of both pass-through securities and mortgage-backed bonds. CMOs are secured by pools of mortgages, typically in the form of "guaranteed" pass-through certificates such as GNMA, FNMA, or FHLMC securities. The payments on the collateral securities determine the payments to the bondholders, but there is not a direct "pass-through" of payments. CMOs are structured into multiple classes, each bearing a different date of maturity. Monthly payments of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longest maturity classes receive principal only after the shorter maturity classes have been retired.

     Multi-class pass-through securities are interests in a trust composed of mortgage loans or other mortgage-backed securities. Payments of principal and interest on underlying collateral provide the funds to pay debt service on the CMO or make scheduled distributions on the multi-class pass-through security. Multi-class pass-through securities, CMOs, and classes thereof (including those discussed below) are examples of the types of financial instruments commonly referred to as "derivatives".

     In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specified coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates. Interest is paid or accrues on all classes of a CMO on a monthly, quarterly or semi-annual basis. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. In a common structure, payments of principal, including any principal prepayments, on the underlying mortgages are applied according to scheduled cash flow priorities to classes of the series of a CMO.

     CMOs are issued by entities that operate under orders from the SEC exempting such issuers from the provisions of the 1940 Act. Until recently, the staff of the SEC had taken the position that such issuers were investment companies and that, accordingly, an investment by an investment company (such as the Funds) in the securities of such issuers was subject to limitations imposed by Section 12 of the 1940 Act. However, in reliance on a SEC staff interpretation, the Funds may invest in securities issued by certain "exempted issuers" without regard to the limitations of Section 12 of the 1940 Act. In its interpretation, the SEC staff defined "exempted issuers" as unmanaged, fixed asset issuers that (a) invest primarily in mortgage-backed securities, (b) do not issue redeemable securities as defined in Section 2(a)(32) of the 1940 Act,
(c) operate under general exemptive orders exempting them from "all provisions of the [1940] Act" and (d) are not registered or regulated under the 1940 Act as investment companies.

     There are many classes of CMOs in which Asset Allocation Fund may invest. There are IOs, which entitle the holder to receive distributions consisting solely or primarily of all or a portion of the interest in an underlying pool of mortgage loans or mortgage-backed securities), ("Mortgage Assets"). There are also "POs", which entitle the holder to receive distributions consisting solely or primarily of all or a portion of the principal of the underlying pool of

Mortgage Assets. In addition, there are "inverse floaters", which have a coupon rate that moves in the reverse direction to an applicable index, and accrual (or "Z") bonds, which are described below.

     As to IOs, POs, inverse floaters, and accrual bonds, not more than 7.5% of the Asset Allocation Portfolio's net assets will be invested in any one of these items at any one time, and no more than 15% of the net assets of the Fund will be invested in all such obligations at any one time.

     Inverse floating CMOs are typically more volatile than fixed or adjustable rate tranches of CMOs. Investments in inverse floating CMOs would be purchased by a Fund to attempt to protect against a reduction in the income earned on the Fund investments due to a decline in interest rates. The Fund would be adversely affected by the purchase of such CMOs in the event of an increase in interest rates since the coupon rate thereon will decrease as interest rates increase, and, like other mortgage-backed securities, the value will decrease as interest rates increase.

     The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying pool of mortgage loans or mortgage-backed securities ("Mortgage Assets"). For example, a rapid or slow rate of principal payments may have a material adverse effect on the yield to maturity of IOs or POs, respectively. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the holder of an IO may incur substantial losses, even if the IO class is rated AAA. Conversely, if the underlying Mortgage Assets experience slower than anticipated prepayments of principal, the yield and market value for the holder of a PO will be affected more severely than would be the case with a traditional Mortgage Backed Security. However, if interest rates were expected to rise, the value of an IO might increase and may partially offset other bond value declines, and if rates were expected to fall, the inclusion of POs could balance lower reinvestment rates.

     An accrual or "Z" bond holder is not entitled to receive cash payments until one or more other classes of the CMO have been paid in full from payments on the mortgage loans underlying the CMO. During the period in which cash payments are not being made on the Z tranche, interest accrues on the Z tranche at a stated rate, and this accrued interest is added to the amount of principal which is due to the holder of the Z tranche. After the other classes have been paid in full, cash payments are made on the Z tranche until its principal (including previously accrued interest which was added to principal, as described above) and accrued interest at the stated rate have been paid in full. Generally, the date upon which cash payments begin to be made on a Z tranche depends on the rate at which the mortgage loans underlying the CMO are prepaid, with a faster prepayment rate resulting in an earlier commencement of cash payments on the Z tranche. Like a zero coupon bond, during its accrual period the Z tranche of a CMO has the advantage of eliminating the risk of reinvesting interest payments at lower rates during a period of declining market interest rates. At the same time, however, and also like a zero coupon bond, the market value of a Z tranche can be expected to fluctuate more widely with changes in market interest rates than would the market value of a tranche which pays interest currently. Changes in market interest rates also can be expected to influence prepayment rates on the mortgage loans underlying the CMO of which a Z tranche is a part. As noted above, such changes in prepayment rates will affect the date at which cash payments begin to be made on a Z tranche, and therefore also will influence its market value.

     Investments in mortgage-related securities involve certain risks. In periods of declining interest rates, prices of fixed income securities tend to rise. However, during such periods, the rate of prepayment of mortgages underlying mortgage-related securities tends to increase, with the result that such prepayments must be reinvested by the issuer at lower rates. In addition, the value of such securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by the Funds. Because investments in mortgage-related securities are interest sensitive, the ability of the issuer to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy. For example, action by the Board of Governors of the Federal Reserve System to limit the growth of the nation's money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantees and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations.

ZERO COUPON OBLIGATIONS

     Asset Allocation Fund may invest in zero coupon obligations of the U.S. Government, U.S. Government agencies, and corporate issuers, including rights to "stripped" coupon and principal payments. Certain U.S. Government obligations (principally, Treasury notes and Treasury bonds) and corporate obligations are "stripped" of their coupons, and the rights to receive each coupon payment and the principal payment are sold as separate securities. Once separated, each coupon as well as the principal amount represents a different single-payment claim due from the issuer of the security. Each single-payment claim (coupon or principal) is equivalent to a zero coupon bond. A zero coupon security pays no interest to its holder during its life, and its value consists of the difference between its face value at maturity (the coupon or principal amount), if held to maturity, or its market price on the date of sale, if sold prior to maturity, and its acquisition price (the discounted "present value" of the payment to be received).

     Certain zero coupon obligations represent direct obligations of the issuer of the "stripped" coupon and principal payments. Other zero coupon obligations are securities issued by financial institutions which constitute a proportionate ownership of an underlying pool of stripped coupon or principal payments. Asset Allocation Portfolio may invest in either type of zero coupon obligation. The investment policies and restrictions applicable to corporate and government securities in the Fund shall apply to the Fund's investments in zero coupon securities (including, for example, minimum corporate bond ratings and percentage limitations).

MUNICIPAL SECURITIES

     Asset Allocation Fund may invest up to 20% of its total assets in municipal securities such as municipal bonds and other debt obligations. These municipal bonds and debt obligations are issued by the states and by their local special-purpose political subdivisions. The term "municipal bonds" includes short-term municipal notes and other commercial paper issued by the states and their political subdivisions. The two general classifications of municipal bonds are "general obligation" bonds and "revenue" bonds. General obligation bonds are secured by the governmental issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds ordinarily are not backed by the faith, credit or general taxing power of the issuing governmental entity. The principal and interest on revenue bonds for private facilities are typically paid out of rents or other specified payments made to the issuing governmental entity by a private company which uses or operates the facilities.

HIGH YIELD/HIGH RISK SECURITIES

     Asset Allocation Fund may invest up to 30% of its total assets in lower rated bonds. Participation in high-yielding securities transactions generally involves greater returns in the form of higher average yields. However, participation in such transactions involves greater risks, often related to sensitivity to interest rates, economic changes, solvency, and relative liquidity in the secondary trading market. Yields on high yield securities will fluctuate over time. The prices of high-yielding securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments.

     During an economic downturn or substantial period of rising interest rates highly leveraged issuers may experience financial stress which would adversely affect their ability to serve their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a security held by Asset Allocation Fund defaulted, the Fund might incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yielding securities and the Fund's assets. Furthermore, in the case of high-yielding securities structured as zero coupon or debentures the interest on which may be paid in other securities rather than cash ("PIKs"), their market prices are affected to a greater extent by interest rate changes and thereby tend to be more volatile than securities which pay interest periodically and in cash.

     High-yielding securities present risks based on payment expectations. For example, high-yielding securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, Asset Allocation Fund would have to replace the security with a lower-yielding security, resulting in a decreased return for investors. Conversely, a high-yielding security's value will decrease in a rising interest rate market, as will the value of such Fund's assets. If the Fund experiences unexpected net redemptions, this may force it to sell its high-yielding securities, without regard to their investment merits, thereby decreasing the asset base upon which the Fund's expenses can be spread and possibly reducing the rate of return.

     To the extent that there is no established secondary market, there may be thin trading of high-yielding securities. This may adversely affect the ability of the Fund's Board of Directors to accurately value high-yielding securities and the Fund's assets and the Fund's ability to dispose of the securities. Securities valuation becomes more difficult and judgment plays a greater role in valuation because there is less reliable, objective data available. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yielding securities, especially in a thinly traded market. Illiquid or restricted high-yielding securities purchased by Asset Allocation Fund may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

     Certain risks are associated with applying credit ratings as a method of evaluating high-yielding securities. For example, credit ratings evaluate the safety of principal and interest payments, not market value risk of high-yielding securities. Since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, Advisers continuously monitors the issuers of high-yielding securities held by Asset Allocation Fund to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the securities' liquidity so the Fund can meet redemption requests. Achieving the Fund's investment objective may be more dependent upon Advisers' own credit analysis than is the case for higher quality bonds. Also, the Fund may retain a portfolio security whose rating has been changed if the security otherwise meets the Fund's investment objective and investment criteria.

REPURCHASE AGREEMENTS

     Each Fund may invest in repurchase agreements. A repurchase agreement is a short-term instrument under which securities are purchased from a bank or securities dealer with an agreement by the seller to repurchase the securities at a mutually agreed upon date, interest rate, and price. Generally, repurchase agreements are of short duration, usually less than a week, but on occasion for longer periods of time.

     In investing in repurchase agreements, a Fund's risk is limited to the ability of such bank or securities dealer to pay the agreed upon amount at the maturity of the repurchase agreement. In the opinion of management, such risk is not material; if the other party defaults, the underlying security constitutes collateral for the obligation to pay--although the Fund may incur certain delays in obtaining direct ownership of the collateral, plus costs in liquidating the collateral. In the event a bank or securities dealer defaults on the repurchase agreement, management believes that, barring extraordinary circumstances, the Fund will be entitled to sell the underlying securities or otherwise receive adequate protection (as defined in the federal Bankruptcy
Code) for its interest in such securities. To the extent that proceeds from any sale upon a default were less than the repurchase price, however, the Fund could suffer a loss. If the Fund owns underlying securities following a default on the repurchase agreement, the Fund will be subject to risk associated with changes in the market value of such securities. The Fund's custodian will hold the securities underlying any repurchase agreement or such securities may be part of the Federal Reserve Book Entry System. The market value of the collateral underlying the repurchase agreement will be determined on each business day. If at any time the market value of the collateral falls below the repurchase price of the repurchase agreement (including any accrued interest), the Fund will promptly receive additional collateral (so the total collateral is in an amount at least equal to the repurchase price plus accrued interest).

VARIABLE AMOUNT MASTER DEMAND NOTES

     Each Fund may invest in variable amount master demand notes. Variable amount master demand notes are short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. They allow the investment of fluctuating amounts by a Fund at varying market rates of interest pursuant to arrangements between the Fund and a financial institution which has lent money to a borrower. Variable amount master demand notes permit a series of short-term borrowings under a single note. Both the lender and the borrower have the right to reduce the amount of outstanding indebtedness at any time. Such notes provide that the interest rate on the amount outstanding varies on a daily basis depending upon a stated short-term interest rate barometer. Advisers will monitor the creditworthiness of the borrower throughout the term of the variable master demand note. It is not generally contemplated that such instruments will be traded and there is no secondary market for the notes. Typically, agreements relating to such notes provide that the lender shall not sell or otherwise transfer the note without the borrower's consent. Thus, variable amount master demand notes may under certain circumstances be deemed illiquid assets. However, such notes will not be considered illiquid where the Fund has a same day withdrawal option, I.E., where it has the unconditional right to demand and receive payment in full of the principal amount then outstanding together with interest to the date of payment.

ILLIQUID SECURITIES

     Each Fund may invest in illiquid securities, including "restricted" securities. A restricted security is one which was originally sold in a private placement and was not registered with the Commission under the Securities Act of 1933 (the "1933 Act") and which is not free to be resold unless it is registered with the Commission or its sale is exempt from registration. For this purpose illiquid securities include, among others, (i) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (ii) options purchased over-the-counter and the cover for options written over-the-counter, and (iii) repurchase agreements not terminable within seven days. Each Fund has a nonfundamental investment restriction that it will invest no more than 15% of the value of its net assets in illiquid securities, as determined pursuant to applicable Commission rules
and interpretations.   In addition, Growth Fund has a fundamental investment
restriction that it will not invest more than 5% of its net assets in each of i) restricted securities and ii) bonds, debentures or other debt securities which are not publicly distributed.

     The staff of the Securities and Exchange Commission has taken the position that the liquidity of securities in the portfolio of a fund offering redeemable securities is a question of fact for a board of directors of such a fund to determine, based upon a consideration by such board of the readily available trading markets and a review of any contractual restrictions. The SEC staff also acknowledges that, while such a board retains ultimate responsibility, it may delegate this function to the fund's investment adviser.

     The Funds' Boards of Directors have adopted procedures to determine the liquidity of certain securities, including commercial paper issued pursuant to the private placement exemption of Section 4(2) of the 1933 Act and securities that are eligible for resale to qualified institutional buyers pursuant to Rule 144A under the 1933 Act. Under these procedures, factors taken into account in determining the liquidity of a security include (a) the frequency of trades and quotes for the security, (b) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (c) dealer undertakings to make a market in the security, and (d) the nature of the security and the nature of the marketplace trades (E.G., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Section 4(2) commercial paper or a Rule 144A security that when purchased enjoyed a fair degree of marketability may subsequently become illiquid, thereby adversely affecting the liquidity of the applicable Fund.

     Illiquid securities may offer a higher yield than securities that are more readily marketable. The sale of illiquid securities, however, often requires more time and results in higher brokerage charges or dealer discounts or other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. A Fund may also be restricted in its ability to sell such securities at a time when it is advisable to do so. Illiquid securities often sell at a price lower than similar securities that are not subject to restrictions on resale.

FOREIGN SECURITIES

     Each Fund may invest up to 10% of total assets (except that Asset Allocation Fund may invest up to 20% of total assets) in securities of foreign governments and companies. No more than 15% of Asset Allocation Fund's total assets may be invested in foreign securities that are not traded on national foreign securities exchanges or traded in the United States. Domestic branches of foreign banks and foreign branches of domestic banks are deemed by Advisers to be domestic, not foreign, companies. Investing in foreign securities may result in greater risk than that incurred by investing in domestic securities. The obligations of foreign issuers may be affected by political or economic instabilities. Financial information published by foreign companies may be less reliable or complete than information disclosed by domestic companies pursuant to U.S. Government securities laws, and may not have been prepared in accordance with generally accepted accounting principles. Fluctuations in exchange rates may affect the value of foreign securities not denominated in United States currency.

     Investing in foreign companies involves certain considerations, including those discussed below, which are not typically associated with investing in U.S. issuers. Since the Funds may invest in securities denominated in currencies other than U.S. dollars, and since they may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, they may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of the Fund's assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized in the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by the Funds. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balances of payments and other economic and financial conditions, government intervention, speculation, and other factors.

     Foreign securities held by the Funds may not be registered with, nor the issuers thereof be subject to, reporting requirements of the U.S. Securities and Exchange Commission. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Foreign companies are generally not subject to uniform financial reporting standards, practices, and requirements comparable to those applicable to domestic companies. In addition, with respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations of the removal of funds or other assets of the Funds, political or social instability, or domestic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of Gross National Product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payment positions.

     Securities of some foreign companies are less liquid and their prices are more volatile than securities of comparable domestic companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold. Due to the increased exposure to the Funds of market and foreign exchange fluctuations brought about by such delays, and due to the corresponding negative impact on liquidity, the Funds will avoid investing in countries which are known to experience settlement delays which may expose the Funds to unreasonable risk of loss.

     The Funds will calculate their net asset values to complete orders to purchase, exchange, or redeem shares only on a Monday through Friday basis (excluding holidays on which the New York Stock Exchange is closed). A portion of a Fund's investment securities may be listed on foreign stock exchanges which may trade on other days (such as a Saturday). As a result, the Fund's net asset values may be affected by trading on days when a shareholder has no access to the Funds.

DELAYED DELIVERY TRANSACTIONS

     Each Fund, except Growth Fund, may purchase securities on a "when issued" or delayed delivery basis and purchase or sell securities on a "forward commitment" basis. When such transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. As to each such Fund, no more than 20% of its net assets may be invested in when-issued, delayed delivery or forward commitment transactions, and of such 20%, no more than 10% of net assets may be invested in such transactions without the intention of actually acquiring securities, i.e., dollar rolls. At the time a Fund enters into a transaction on a when-issued or forward commitment basis, a segregated account consisting of cash, U.S. Government securities or any security that is not considered restricted or illiquid at least equal to the value of the when-issued or forward commitment securities will be established and maintained with the custodian and will be marked to the market daily. During the period between a commitment and settlement, no payment is made for the securities purchased by the purchaser and, thus, no interest accrues to the purchaser from the transaction. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it can incur a gain or loss due to market fluctuation.

     The use of when-issued transactions and forward commitments enables the Fund to hedge against anticipated changes in interest rates and prices. The Fund may also enter into such transactions to generate incremental income. In some instances, the third-party seller of when-issued or forward commitment securities may determine prior to the settlement date that it will be unable or unwilling to meet its existing transaction commitments without borrowing securities. If advantageous from a yield perspective, the Funds may, in that event, agree to resell its purchase commitment to the third-party seller at the current market price on the date of sale and concurrently enter into another purchase commitment for such securities at a later date. As an inducement for the Fund to "roll over" its purchase commitment, the Fund may receive a negotiated fee.

     The purchase of securities on a when-issued, delayed delivery, or forward commitment basis exposes the Fund to risk because the securities may decrease in value prior to their delivery. Purchasing securities on a when-issued, delayed delivery, or forward commitment basis involves the additional risk that the return available in the market when the delivery takes place will be higher than that obtained in the transaction itself. These risks could result in increased volatility of the Fund's net asset value to the extent that the Fund purchases securities on a when-issued, delayed delivery, or forward commitment basis while remaining substantially fully invested. There is also a risk that the securities may not be delivered or that a Fund may incur a loss or will have lost the opportunity to invest the amount set aside for such transaction in the segregated asset account.

DOLLAR ROLLS

     In connection with their ability to purchase securities on a when-issued or forward commitment basis, each Fund, except Growth Fund, may enter into "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund gives up the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase plus any fee income received. Unless such benefits exceed the income and capital appreciation that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of dollar rolls. The Fund will hold and maintain in a segregated account until the settlement date cash, government securities or liquid high-grade debt securities in an amount equal to the value of the when-issued or forward commitment securities. The benefits derived from the use of dollar rolls may depend, among other things, upon Advisers ability to predict interest rates correctly. There is no assurance that dollar rolls can be successfully employed. In addition, the use of dollar rolls by the Fund while remaining substantially fully invested increases the amount of the Fund's assets that are subject to market risk to an amount that is greater than the Fund's net asset value, which could result in increased volatility of the price of the Fund's shares.

REAL ESTATE OR REAL ESTATE INVESTMENT TRUSTS

     Each Fund, except Growth Fund, is authorized to invest in real estate investment trusts ("REITs"), real estate development and real estate operating companies and other real estate related businesses. The Funds presently intend to invest the REIT portion of their portfolio primarily in equity REITs, which are trusts that sell shares to investors and use the proceeds to invest in real estate or interests in real estate. A REIT may focus on particular projects, such as apartment complexes or shopping centers, or geographic regions, such as the Southeastern United States, or both. Debt REITs invest in obligations secured by mortgages on real property or interests in real property.

     The Funds' investments in real estate securities may be subject to certain of the same risks associated with the direct ownership of real estate. These risks include: declines in the value of real estate; risks related to general and local economic conditions, overbuilding and competition; increases in property taxes and operating expenses; and variations in rental income. In addition, REITs may not be diversified. REITs are subject to the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act. Also, REITs may be dependent upon management skill and may be subject to the risks of obtaining adequate financing for projects on favorable terms.

LENDING OF PORTFOLIO SECURITIES

     Consistent with applicable regulatory requirements, each Fund, except Growth Fund, may each lend its portfolio securities (principally to broker-dealers) where such loans are callable at any time and are continuously secured by collateral securities equal to no less than the market value, determined daily, of the securities loaned. A Fund will receive amounts equal to dividends or interest on the securities loaned. A Fund will also earn income for having made the loan. Any cash collateral pursuant to these loans will be invested in government securities, certificates of deposit or other high-grade, short-term obligations or interest-bearing cash equivalents. Each Fund will limit such lending to not more than 33 1/3% of the value of its total assets (including the amount lent as well as the collateral securing such loans). Where voting or consent rights with respect to loaned securities pass to the borrower, management will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such voting or consent rights if the issues involved have a material effect on the Fund's investment in the securities loaned.

     The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by Advisers to be of good standing and will not be made unless, in the judgment of Advisers, the consideration to be earned from such loans would justify the risk.

OPTIONS

     Each Fund, except Growth Fund, may use in options in order to increase return and to hedge its portfolio. In addition, Value Fund and Capital Fund have a nonfundamental investment policy that they will only write covered call options. It is the current intent of Advisers to limit the investment in options by each Fund so that such investments do not expose more than 5% of each Fund's total assets to risk of loss. The writing of covered call options can have the effect of limiting a Fund's gains on the securities or other instruments covered thereby; however, Advisers believes that this technique is a relatively low-risk way to enhance a portfolio's return. Additional information about options is contained in Appendix A.

     A put option gives the purchaser (holder) of the option the right to sell (put) a security or other instrument to a third party at a stated period or on a stated date. A call option gives the purchaser (holder) of the option the right to purchase (call) a security or other instrument from a third party at a stated period or on a stated date. A person who sells (writes) a put option gives a third party the right to require the writer to purchase a security or other instrument at a stated price for a stated period or on a stated date, while a person who sells (writes) a call option gives a third party the right to require the writer to sell a security or other instrument at a stated price for a stated period or on a stated date. A person who writes a call option may do so either on a "covered" basis, in which case the writer already owns or has the right to acquire the security or other instrument which the writer agrees may be called away from such writer, or on an "uncovered" basis, in which case the writer does not own or have the right to acquire such security or instrument. In the case of an uncovered call option, the writer bears the risk that the writer will have to purchase the security or instrument subject to the option in the open market at an increased price if the purchaser of the call option exercises it.

     Put and call options may be used for a variety of purposes. For example, if a portfolio manager wishes to hedge a security which the manager owns against a decline in price, the manager may purchase a put option on the underlying security, i.e., purchase the right to sell the security to a third party at a stated price. If the underlying security then declines in price, the manager can exercise the put option, thus limiting the amount of the manager's loss resulting from the decline in price. Similarly, if the manager intends to purchase a security at some date in the future, the manager may purchase a call option on the security today in order to hedge against an increase in its price before the intended purchase date. On the other hand, put and call options also can be used for speculative purposes. For example, if a portfolio manager believes that the price of stocks generally is going to rise, the manager may purchase a call option on a stock index, the components of which are unrelated to the stocks the manager holds in portfolio or intends to purchase. Finally, a portfolio manager may write covered call options on securities the manager owns in order to realize additional income with respect to his portfolio, or the manager may write put options for similar income-producing purposes. If the options expire unexercised, the manager has increased the portfolio's income by the amount of the price (premium) received upon sale of the option. On the other hand, if a covered call option is exercised and the underlying security is "called" away, the manager has limited the amount of his gain to the exercise price of the options plus the premium.

     OPTIONS ON SECURITIES. Each Fund, except Growth Fund, may write (sell) covered call options. In addition, Asset Allocation Fund, Growth & Income Fund and Capital Appreciation Fund may write secured put options and purchase call and put options on securities (provided that Capital Appreciation Fund will write and purchase options only on equity securities). If a Fund writes an option which expires unexercised or is closed out by the Fund at a profit, it will retain all or a portion of the premium received for the option, which will increase its gross income and will offset in part the reduced value of the Fund security underlying the option, or the increased cost of portfolio securities to be acquired. In contrast, however, if the price of the underlying security moves adversely to the Fund's position, the option may be exercised and the Fund will be required to purchase or sell the underlying security at a disadvantageous price, which may only be partially offset by the amount of the premium, if at all. The Funds may also write combinations of put and call options on the same security, known as "straddles." Such transactions can generate additional premium income but also present increased risk.

     Asset Allocation Fund, Growth & Income Fund and Capital Appreciation Fund may also purchase put or call options in anticipation of market fluctuations which may adversely affect the value of its portfolio or the prices of securities that the Fund wants to purchase at a later date. In the event that the expected market fluctuations occur, the Fund may be able to offset the resulting adverse effect on its Fund, in whole or in part, through the options purchased. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise or liquidation of the option, and, unless the price of the underlying security changes sufficiently, the option may expire without value to the Fund.

     OPTIONS ON STOCK INDEXES. Each Fund, except Growth Fund, may write (sell) covered call options on stock indexes. In addition, Asset Allocation Fund, Growth & Income Fund and Capital Appreciation Fund may write secured put options on stock indexes and purchase call and put options on stock indexes. If a Fund writes an option on a stock index and the value of the index moves adversely to the holder's position, the option will not be exercised, and the Fund will either close out the option at a profit or allow it to expire unexercised. The Fund will retain the amount of the premium, which will increase its gross income and offset part of the reduced value of portfolio securities or the increased cost of securities to be acquired. Such transactions, however, will constitute only partial hedges against adverse price fluctuations, since any such fluctuations will be offset only to the extent of the premium received by the Fund for the writing of the option. In addition, if the value of an underlying index moves adversely to a Fund's option position, the option may be exercised, and the Fund will experience a loss which may only be partially offset by the amount of the premium received.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

     FUTURES CONTRACTS. Each Fund, except Growth Fund, may enter into stock index futures contracts for hedging purposes. Each Fund, except Capital Appreciation Fund and Growth Fund, may enter into interest rate futures
contracts for hedging purposes.   Asset Allocation Fund, Capital Appreciation
Fund and Growth & Income Fund may also enter into foreign currency futures contracts. Interest rate futures contracts, stock index futures contracts and foreign currency futures contracts are collectively referred to as "Futures Contracts."

     Purchases or sales of stock index futures contracts are used to attempt to protect a Fund's current or intended stock investments from broad fluctuations in stock prices, and interest rate and foreign currency futures contracts are purchased or sold to attempt to hedge against the effects of interest or exchange rate changes on a Fund's current or intended investments in fixed income or foreign securities. In the event that an anticipated decrease in the value of portfolio securities occurs as a result of a general stock market decline, a general increase in interest rates, or a decline in the dollar value of foreign currencies in which portfolio securities are denominated, the adverse effects of such changes may be offset, in whole or in part, by gains on the sale of Futures Contracts. Conversely, the increased cost of portfolio securities to be acquired, caused by a general rise in the stock market, a general decline in interest rates, or a rise in the dollar value of foreign currencies, may be offset, in whole or in part, by gains on Futures Contracts purchased by a Fund. A Fund will incur brokerage fees when it purchases and sells Futures Contracts, and it will be required to make and maintain margin deposits.

     OPTIONS ON FUTURES CONTRACTS. Each Fund, except Capital Appreciation Fund and Growth Fund, may purchase and write options on interest rate futures contracts for hedging purposes. Each Fund, except Growth Fund, may purchase and write options on stock index futures contracts and may purchase and write options on foreign currency futures contracts for hedging purposes. Options on interest rate futures contracts, options on stock index futures contracts, and options on foreign currency futures contracts are collectively referred to as "Options on Futures Contracts."

     Put and call options on Futures Contracts may be traded by the Funds in order to protect against declines in the values of portfolio securities or against increases in the cost of securities to be acquired. Purchases of Options on Futures Contracts may present less risk in hedging the portfolios of the Funds than the purchase or sale of the underlying Futures Contracts since the potential loss is limited to the amount of the premium plus related transaction costs. The writing of such options, however, does not present less risk than the trading of futures contracts and will constitute only a partial hedge, up to the amount of the premium received, and, if an option is exercised, a Fund may suffer a loss on the transaction.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

     Each Fund, except Growth Fund, may enter into contracts for the purchase or sale of a specific currency at a future date at a price set at the time of the contract (a "Currency Contract") for hedging purposes only. These transactions will include forward purchases or sales of foreign currencies for the purpose of protecting the dollar value of securities denominated in a foreign currency or protecting the dollar equivalent of interest or dividends to be paid on such securities. By entering into such transactions, however, a Fund may be required to forego the benefits of advantageous changes in exchange rates. Currency Contracts are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, such contracts operate in a manner distinct from exchange-traded instruments, and their use involves certain risks beyond those associated with transactions in the futures and option contracts described above.

     OPTIONS ON FOREIGN CURRENCIES. Each Fund, except Growth Fund, may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the dollar cost of foreign securities to be acquired. As in the case of other types of options, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates, although, in the event of rate movements adverse to a Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. As in the case of Currency Contracts, certain options on foreign currencies are traded over-the-counter and involve risks which may not be present in the case of exchange-traded instruments.

ADDITIONAL RISKS OF OPTIONS, FUTURES AND CURRENCY CONTRACTS

     Options and futures involve certain risks and transaction costs. For example, a lack of correlation between the index or instrument underlying an option or futures contract and the assets being hedged, or unexpected adverse price movements, could render a Fund's hedging strategy unsuccessful and could result in losses. A Fund also may enter into transactions in options on securities and indexes of securities for other than hedging purposes, which involves greater risk. There can be no assurance that a liquid secondary market will exist for any contract purchased or sold, and a Fund may be required to maintain a position until exercise or expiration, which could result in losses. Other risks include dependence on Advisers' ability to predict movements in the prices of individual securities, fluctuations in the general securities markets, and movements in interest rates; imperfect correlation between movements in the price of options, futures contracts, or options thereon and movements in the price of the security hedged or used for cover, the fact that skills and techniques needed to trade options, futures contracts and options thereon are different from those needed to select the securities in which the Fund invests, lack of assurance that a liquid secondary market will exist for any particular option, futures contract or option thereon at any particular time; and the possible need to defer closing out certain options, futures contracts, and options thereon in order to continue to qualify for the beneficial tax treatment afforded regulated investment companies.

     Transactions in options, futures and currency contracts may be entered into on U. S. exchanges regulated by the SEC or the Commodity Futures Trading Commission (the "CFTC"), as well as in the over-the-counter market and on foreign exchanges. In addition, the securities underlying options and futures contracts traded by the Funds may include domestic as well as foreign securities. Investors should recognize that transactions involving foreign securities or foreign currencies, and transactions entered into in foreign countries, may involve considerations and risks not typically associated with investing in U.S. markets.

REGULATORY RESTRICTIONS

     To the extent required to comply with Securities and Exchange Commission Release No. 10666, when purchasing a futures contract, writing a put option, or entering into a delayed delivery purchase, the Funds will each maintain in a segregated account cash or any security that is not considered restricted or illiquid equal to the value of such contracts.

     To the extent required to comply with Commodity Futures Trading Commission Regulation 4.5 and thereby avoid "commodity pool operator" status, none of the Funds will enter into a futures contract or purchase an option thereon if immediately thereafter the initial margin deposits for futures contracts held by the Fund, plus premiums paid by it for open options on futures (less the amount by which the value of the underlying futures contract exceeds the exercise price at the time of purchase), would exceed 5% of the Fund's total assets. The Funds will not engage in transactions in financial futures contracts or options thereon for speculation, but only to attempt to hedge against changes in market conditions affecting the values of securities which the Funds hold or intend to purchase. When futures contracts or options thereon are purchased to protect against a price increase on securities intended to be purchased later, it is anticipated that at least 75% of such intended purchases will be completed.
When other futures contracts or options thereon are purchased, the underlying value of such contracts will at all times not exceed the sum of: (1) accrued profit on such contracts held by the broker; (2) cash or high quality money market instruments set aside in an identifiable manner; and (3) cash proceeds from investments due in 30 days.

CERTIFICATES OF DEPOSIT AND BANKERS' ACCEPTANCES

     Each Fund may invest in certificates of deposits. Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

SHORT-TERM MONEY MARKET INSTRUMENTS

     Each Fund may invest funds awaiting investment or held as reserves, or for temporary defensive purposes, in commercial paper, obligations of banks or the U.S. Government and other high quality, short-term debt instruments. Short-term debt instruments in which the Funds may invest include (i) short-term U.S. Government securities and short-term obligations of foreign sovereign governments and their agencies and instrumentalities, (ii) interest bearing savings deposits on, and certificates of deposit and bankers' acceptances of, U.S. and foreign banks, (iii) commercial paper of U.S. or foreign issuers rated A-1 or higher by S&P or Prime-1 by Moody's or comparably rated by another nationally recognized rating agency, or, if not rated, determined by Advisers to be of comparable quality and (iv) repurchase agreements relating to the foregoing.

PAYMENT-IN-KIND DEBENTURES

     Asset Allocation Fund may invest in debentures the interest on which may be paid in other securities rather than cash ("PIKs"). Typically, during a specified term prior to the debenture's maturity, the issuer of a PIK may provide for the option or the obligation to make interest payments in debentures, common stock, or other instruments (I.E., "in kind" rather than in cash). The type of instrument in which interest may or will be paid would be known by the Fund at the time of the investment. While PIKs generate income for generally accepted accounting standards purposes, they do not generate cash flow and thus could cause the Fund to be forced to liquidate securities at an inopportune time in order to distribute cash, as required by the Internal Revenue Code.

PORTFOLIO TURNOVER

     The portfolio turnover rate for a Fund is calculated by dividing the lesser of purchases or sales by such Fund of investment securities for the particular fiscal year by the monthly average value of investment securities owned by the Fund during the same fiscal year. Investment securities for purposes of this calculation do not include securities with a maturity date less than twelve months from the date of investment. A 100% portfolio turnover rate would occur, for example, if the lesser of the value of purchases or sales of investment securities for a particular year were equal to the average monthly value of the investment securities owned during such year. While a higher turnover rate (100% or more) may result in the Funds incurring higher transaction costs and result in additional tax or brokerage consequences, Advisers attempt to have such costs outweighed by the benefits of such transactions, although this cannot be assured. During the last fiscal year, Value Fund's portfolio turnover rate increased from 93% to 260%. The primary reasons for this increase were market conditions and the portfolio manager's repositioning of the Fund's holdings to acquire more large capitalization value stocks.

                              MANAGEMENT OF THE FUNDS

     Under Minnesota law, the Board of Directors of Fortis Advantage, Fortis Equity and Fortis Growth has overall responsibility for managing them in good faith, in a manner reasonably believed to be in the best interests of each company and with the care an ordinarily prudent person would exercise in similar circumstances. This management may not be delegated. The Articles of Incorporation limit the liability of directors to the fullest extent permitted by law.

     The names, addresses, principal occupations and other affiliations of directors and executive officers of Fortis Advantage, Fortis Equity and Fortis Growth are listed below. Unless stated otherwise, all positions have been held at least five years. Each director and officer also serves as a director or officer of all investment companies managed by Advisers (the "Fund Complex"), with the exception of Mr. Jaffray and Ms. Shadko who are not directors of Fortis Series Fund, Inc. The Fund Complex currently consists of one closed-end and eight open-end investment companies.

                                            POSITION WITH
NAME AND ADDRESS                     AGE      THE FUND                    PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
----------------                     ---      --------                    -----------------------------------------
Richard W. Cutting                    67   Director       Certified public accountant and financial consultant.
137 Chapin Parkway
Buffalo, New York

Allen R. Freedman*                    58   Director       Chairman, Chief Executive Officer and President of Fortis, Inc.; a
One Chase Manhattan Plaza                                 Managing Director of Fortis International, N. V.
New York, New York
Dr. Robert M. Gavin                   58   Director       President, Cranbrook Education Community, Prior to July 1996, President
380 Lone Pine Road                                        Macalester College, St. Paul, MN.
Bloomfield Hills, Michigan

Benjamin S. Jaffray                   68   Director       Chairman of the Sheffield Group, Ltd., a financial consulting group,
4040 IDS Center                                           Minneapolis, MN.
Minneapolis, Minnesota
Jean L. King                          54   Director       President, Communi-King, a communications consulting firm, St. Paul, MN.
12 Evergreen Lane
St. Paul, Minnesota

Dean C. Kopperud *                    46   President and  Chief Executive Officer and a Director of Advisors, President and a
500 Bielenberg Drive                       Director       Director of  Investors, President of Fortis Financial Group, a Director
Woodbury, Minnesota                                       of Fortis Benefits Insurance Company and a Senior Vice President of Time
                                                          Insurance Company.

Edward M. Mahoney                     68   Director       Retired; prior to December, 1994, Chairman and Chief Executive Officer
2760 Pheasant Road                                        and a Director of Advisers and Investors, Senior Vice President and a
Excelsior, Minnesota                                      Director of Fortis Benefits Insurance Company, and Senior Vice President
                                                          of Time Insurance Company.
Robb L. Prince                        57   Director       Financial and Employee Benefit Consultant; prior to July, 1995, Vice
5108 Duggan Plaza                                         President and Treasurer, Jostens, Inc., a producer of products and
Edina, Minnesota                                          services for the youth, education, sports award, and recognition markets,
                                                          Minneapolis, MN.

Leonard J. Santow                     62   Director       Principal, Griggs & Santow, Incorporated, economic and financial
75 Wall Street                                            consultants, New York, NY.
21st Floor
New York, New York
Noel S. Shadko                        44   Director       Marketing Consultant; prior to May 1996, Senior Vice President of
1908 W. 49th Street                                       Marketing & Strategic Planning, Rollerblade, Inc., Minneapolis, MN.
Minneapolis, Minnesota

Joseph M. Wikler                      57   Director       Investment consultant and private investor.
12520 Davan Drive
Silver Spring, Maryland

Gary N. Yalen                         56   Vice President President and Chief Investment Officer of Advisers (since 1995) New York,
One Chase Manhattan Plaza                                 NY, and Senior Vice President, Investments, Fortis, Inc.; prior to 1996,
New York, New York                                        President and Chief Investment Officer, Fortis Asset Management, a former division of Fortis, Inc.
Howard G. Hudson                      61   Vice President Executive Vice President and Head of Fixed Income Investments of Advisers
One Chase Manhattan Plaza                                 since 1995; prior to 1996, Senior Vice President, Fixed Income, Fortis
New York, New York                                        Asset Management.

Lucinda S. Mezey                      51   Vice President Executive Vice President and Head of Equity Investments of Advisers since
One Chase Manhattan Plaza                                 October 1997; from 1995 to October 1997, Chief Investment Officer, Alex
New York, New York                                        Brown Capital Advisory and Trust Co., Baltimore, MD; and prior to 1995,
                                                          Senior Vice President and Head of Equity Investments, PNC Bank,
                                                          Philadelphia, PA.
James S. Byrd                         47   Vice President Executive Vice President of Advisers since 1995; prior to 1995, Vice
5500 Wayzata Boulevard                                    President of Advisers and Investors.
Golden Valley, Minnesota


Nicholas L. M. de Peyster             32   Vice President Vice President of Advisers since 1995; prior to 1996, Vice President,
One Chase Manhattan Plaza                                 Equities, Fortis Asset Management.
New York, New York
Diane M. Gotham                       40   Vice President Vice President of Advisers since 1998; from 1994 to 1998, securities
500 Bielenberg Drive                                      analyst for Advisers.
Woodbury, Minnesota
Laura E. Granger                      37   Vice President Vice President of Advisers since 1998; from 1993 to 1998, portfolio
One Chase Manhattan Plaza                                 manager, General Motors Investment Management, New York, NY.
New York, New York
Maroun M. Hayek                       50   Vice President Vice President of Advisers; prior to August 1996, Vice President, Fixed
One Chase Manhattan Plaza                                 Income, Fortis Asset Management.
New York, New York
Robert C. Lindberg                    46   Vice President Vice President of Advisers since 1993.
One Chase Manhattan Plaza
New York, New York
Charles L. Mehlhouse                  56   Vice President Vice President of Advisers since 1996; prior to March 1996, Portfolio
One Chase Manhattan Plaza                                 Manager to Marshall & Ilsley Bank Corporation, Milwaukee, WI.
New York, New York
Kevin J. Michels                      47   Vice President Vice President of Advisers since 1995.  Prior to 1996, Vice President,
One Chase Manhattan Plaza                                 Administration, Fortis Asset Management.
New York, New York
Christopher J. Pagano                 35   Vice President Vice President of Advisers since 1996; prior to March 1996, Government
One Chase Manhattan Plaza                                 Strategist for Merrill Lynch, New York, N.Y.
New York, New York
Stephen M. Rickert                    55   Vice President Vice President of Advisers since 1995; from 1994 to 1996, Corporate Bond
One Chase Manhattan Plaza                                 Analyst, Fortis Asset Management.
New York, New York
Michael J. Romanowski                 47   Vice President Vice President of Advisers since 1998; from October 1995 to March 1998,
One Chase Manhattan Plaza                                 Portfolio Manager, Value Line, New York, NY; prior to October 1995,
New York, New York                                        securities analyst, Conning & Co., Hartford, CT.
Ho Wang                               51   Vice President Vice President of Advisers since 1998; from 1995 to 1998, senior
One Chase Manhattan Plaza                                 securities analyst, Lord, Abbett & Co., New York, NY; prior to 1995,
New York, New York                                        portfolio manager, New York Life, New York, NY.
Christopher J. Woods                  38   Vice President Vice President of Advisers since 1995;  prior to 1996, Vice President,
One Chase Manhattan Plaza                                 Fixed Income, Fortis Asset Management.
New York, New York
Robert W. Beltz, Jr.                  49   Vice President Vice President - Securities Operations of Advisers and Investors.
500 Bielenberg Drive
Woodbury, Minnesota
Peggy E. Ettestad                     41   Vice President Senior Vice President, Operations of Advisers; prior to March 1997, Vice
500 Bielenberg Drive                                      President G.E. Capital Fleet Services, Minneapolis, MN.
Woodbury,  Minnesota
Tamara L. Fagely                      40   Vice President Vice President of Advisers and Investors since 1998; prior thereto,
500 Bielenberg Drive                       and Treasurer  Second Vice President of Advisers and Investors.
Woodbury, Minnesota
Dickson Lewis                         49   Vice President Senior Vice President, Marketing and Sales of Advisers; from 1993 to July
500 Bielenberg Drive                                      1997, President and Chief Executive Officer Hedstrom/Blessing, Inc., a
Woodbury, Minnesota                                       marketing communications company, Minneapolis, MN.
David A. Peterson                     56   Vice President Vice President and Assistant General Counsel, Fortis Benefits Insurance
500 Bielenberg Drive                                      Company.
Woodbury, Minnesota


Scott R. Plummer                      39   Vice President Vice President since 1998, Associate General Counsel since 1998 and
500 Bielenberg Drive                                      Assistant Secretary of Advisers; prior thereto, Second Vice President and
Woodbury,  Minnesota                                      Corporate Counsel of Advisers.
Rhonda J. Schwartz                    40   Vice President Senior Vice President and General Counsel of Advisers; Senior Vice
500 Bielenberg Drive                                      President and General Counsel, Life and Investment Products, Fortis
Woodbury, Minnesota                                       Benefits Insurance Company and Vice President and General Counsel, Life
                                                          and Investment Products, Time Insurance Company; from 1993 to January
                                                          1996, Vice President, General Counsel, Fortis, Inc.
Melinda S. Urion                      45   Vice President Since December 1997, Senior Vice President and Chief Financial Officer of
500 Bielenberg Drive                                      Advisers.  Prior to December 1997, Senior Vice President of Finance and
Woodbury, Minnesota                                       Chief Financial Officer, American Express Financial Corporation; prior to
                                                          1995, Corporate Controller, American Express Financial Corporation.
Michael J. Radmer                     53   Secretary      Partner, Dorsey & Whitney LLP, the Fund's General Counsel.
220 South Sixth Street
Minneapolis, Minnesota

------------------
* Mr. Kopperud is an "interested person" (as defined under the 1940 Act) of Advisers, Fortis Income and Fortis Advantage because he holds certain positions including serving as Chief Executive Officer and a director of Advisers. Mr. Freedman is an "interested person" of Advisers, Fortis Advantage, Fortis Equity and Fortis Growth because he holds certain positions including serving as Chairman and Chief Executive Officer of Fortis, Inc., the parent company of Advisers, and as a Managing Director of Fortis International, N.V., the parent company of Fortis, Inc.

     Each director who is not affiliated with Advisers or Investors receives a monthly fee ($200 per month from each of Value Fund, Growth & Income Fund and Capital Fund; $350 per month from Growth Fund and $200 per month from each of Asset Allocation Fund and Capital Appreciation Fund), $100 per meeting attended from each Fund, and $100 per committee meeting attended from each Fund (and reimbursement of travel expenses to attend meetings). Each such director also receives a monthly fee, a meeting fee and a committee meeting fee from each fund in the Fund Complex for which they are a director. The following table sets forth the aggregate compensation received by each director from Fortis Advantage, Fortis Equity and Fortis Growth during the fiscal year ended August 31, 1998, as well as the total compensation received by each director from the Fund Complex during the calendar year ended December 31, 1997. Mr. Freedman and Mr. Kopperud, who are affiliated with Advisers and Investors, did not receive any compensation. No executive officer receives any compensation from the Funds.

                       AGGREGATE
                     COMPENSATION      AGGREGATE     AGGREGATE        TOTAL
                          FROM       COMPENSATION  COMPENSATION   COMPENSATION
                         FORTIS          FROM          FROM           FROM
      DIRECTOR         ADVANTAGE    FORTIS EQUITY FORTIS GROWTH   FUND COMPLEX*
      --------         ---------    ------------- -------------   -------------
Richard W. Cutting       $3,000         $2,400        $4,800         $31,200
Dr. Robert M. Gavin      $3,000         $2,400        $4,800         $31,200
Benjamin S. Jaffray      $3,000         $2,400        $4,800         $24,300
Jean L. King             $2,900         $2,300        $4,700         $32,200
Edward M. Mahoney        $3,000         $2,400        $4,800         $31,200
Robb L. Prince           $3,000         $2,400        $4,800         $33,200
Leonard J. Santow        $2,900         $2,300        $4,700         $30,200
Noel S. Shadko           $3,000         $2,400        $4,800         $22,200
Joseph M. Wikler         $3,000         $2,400        $4,800         $31,200

-------------
* The Fund Complex consists of one closed-end and eight open-end investment companies managed by Advisers.

     During the fiscal year ended August 31, 1998, the Funds paid legal fees and expenses as set forth below to a law firm of which the Funds' Secretary is a partner.

     Asset Allocation Fund         $    6,084
     Value Fund                    $    1,273
     Growth & Income Fund          $      800
     Capital Fund                  $   23,831
     Growth Fund                   $   23,400
     Capital Appreciation Fund     $    4,741

     Directors Gavin, Jaffray, Kopperud, Mahoney, Prince and Shadko are members of the Executive Committee of the Board of Directors. While the Executive Committee is authorized to act in the intervals between regular board meetings with full capacity and authority of the full Board of Directors, except as limited by law, it is expected that the Committee will meet at least twice a year.

     Directors, officers and other persons affiliated with the Funds are eligible to purchase shares of the Funds without a sales charge. For more complete information about these arrangements, refer to "Purchase of Shares - Exemptions from the Sales Charge."

                          PRINCIPAL HOLDERS OF SECURITIES

     As of December 28, 1998 no person owned of record or, to a Fund's knowledge, beneficially as much as 5% of the outstanding shares of any Class of Fund shares, except as follows: Value Fund -- Class A Shares: Fortis Benefits Insurance Company, One Chase Manhattan Plaza, New York, NY 10005 (5%); Capital Fund -- Class C Shares: Carol S. Atha IRA, RR 7, Box 246, Fairmont, MN 26554 (6%); Growth Fund -- Class Z Shares: Mitra & Co., 1000 N. Water Street, Milwaukee, WI 53202 (53%); Fortis Holdings Profit Sharing Trust, 1000 N. Water Street, Milwaukee, WI 53202 (7%); Capital Appreciation Fund -- Class C Shares:
J.C. Bradford & Co., custodian FBO DCIP Limited Partners, 330 Commerce Street, Nashville, TN 37210 (13%).

     As of December 28, 1998, the directors and executive officers as a group beneficially owned less than 1% of the outstanding shares of each class of each Fund.

                       INVESTMENT ADVISORY AND OTHER SERVICES

GENERAL

     Fortis Advisers, Inc. ("Advisers") has been the investment adviser and manager of each Fund since inception. Fortis Investors, Inc. ("Investors") acts as the Funds underwriter. Each acts pursuant to written agreements periodically approved by the directors or shareholders. The address of each is that of the Funds. As of October 30, 1998, Advisers managed thirty-three investment company portfolios with combined net assets of approximately $5.8 billion.

CONTROL AND MANAGEMENT OF ADVISERS AND INVESTORS

     Fortis, Inc. ("Fortis") owns 100% of the outstanding voting securities of Advisers, and Advisers owns all of the outstanding voting securities of Investors.

     Fortis, located in New York, New York, is a financial services company that provides specialty insurance and investment products to individuals, businesses, associations and other financial services organizations in the United States. Fortis is a part of a worldwide group of companies active in the fields of insurance, banking and investments. Fortis is jointly owned by Fortis (NL) N.V. of The Netherlands and Fortis (B) of Belgium.

     Fortis (NL) N.V. is a diversified financial services company headquartered in Utrecht, The Netherlands, where its insurance operations began in 1847. Fortis (B) is a diversified financial services company headquartered in Brussels, Belgium, where it insurance operations began in 1824. Fortis (NL) N.V. and Fortis (B) own a group of companies active in insurance, banking and financial services, and real estate development in The Netherlands, Belgium, the United States, Western Europe, and the Pacific Rim.

INVESTMENT ADVISORY AND MANAGEMENT AGREEMENTS

     Advisers act as investment adviser and manager of each Fund under separate Investment Advisory and Management Agreements. These agreements are individually referred to as an "Agreement" and collectively referred to as the "Agreements." Each Agreement will terminate automatically in the event of its assignment. In addition, the Agreements are terminable at any time, without penalty, by the Board of Directors or, with respect to any particular portfolio, by vote of a majority of a Fund's outstanding voting securities, on not more than 60 days' written notice to Advisers, and by Advisers on 60 days' notice to the Funds. Unless sooner terminated, the Agreements continue in effect for more than two years after their execution only so long as such continuance is specifically approved at least annually by either the board of Directors or, with respect to any Fund, by a vote of a majority of the outstanding voting securities of the applicable Fund; provided that, in either event, such continuance is also approved by the vote of the majority of the directors who are not parties to such Agreements, or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval.

     Each Agreement provides for an investment advisory and management fee to be paid by each Fund calculated as set forth below:

          Average Net Assets                 Annual Investment Advisory
          of Each Fund                       and Management Fee
          ------------                       ------------------
          For the first $100,000,000                 1.00%
          For the next $150,000,000                  0.80%


          For assets over $250,000,000               0.70%

     Each Agreement requires each Fund to pay all its expenses which are not assumed by Advisers and/or Investors. These expenses include, by way of example, but not by way of limitation, the fees and expenses of directors and officers who are not "affiliated persons" of Advisers, interest expenses, taxes, brokerage fees and commissions, fees and expenses of registering and qualifying the Funds and their shares for distribution under Federal and state securities laws, expenses of preparing prospectuses and of printing and distributing prospectuses annually to existing shareholders, custodian charges, auditing and legal expenses, insurance expenses, association membership dues, and the expense of reports to shareholders, shareholders' meetings and proxy solicitations.

     Although investment decisions for the Funds are made independently from those of the other funds or private accounts managed by Advisers, sometimes the same security is suitable for more than one fund or account. If and when two or more funds or accounts simultaneously purchase or sell the same security, the transactions will be allocated as to price and amount in accordance with arrangements equitable to each fund or account. The simultaneous purchase or sale of the same securities by a Fund and other funds or accounts may have a detrimental effect on a Fund, as this may affect the price paid or received by a Fund or the size of the position obtainable by a Fund.

     During various fiscal periods, the Funds paid advisory and management fees as follows:


                                             Advisory Fees Paid During:
                                      ----------------------------------------
                                      Fiscal Year   Fiscal Year    Fiscal Year
                                         Ended         Ended          Ended
                                      August 31,    August 31,     August 31,
                                         1996          1997           1998
                                      ----------    ----------     ----------
Asset Allocation Fund                $ 1,396,000   $ 1,577,254    $ 1,811,123
Value Fund                           $    56,988   $   207,623    $   366,680
Growth & Income Fund                 $   19,129*   $   125,226    $   318,842
Capital Fund                         $ 2,519,746   $ 2,735,421    $ 3,140,323
Growth Fund                          $ 5,563,562   $ 6,323,998    $ 6,792,000
Capital Appreciation Fund            $ 1,086,889   $ 1,190,025    $ 1,261,410

*    Period from inception (January 2, 1996) to August 31, 1996.

EXPENSES

     Advisers bears the costs of acting as each Fund's transfer agent, registrar and dividend agent. Advisers also furnishes each Fund with all required management services, facilities, equipment, and personnel. Advisers or Investors also shall bear all promotional expenses in connection with the distribution of Fund shares, including paying for prospectuses and shareholder reports for new shareholders and the costs of sales literature.

     Expenses that relate exclusively to a particular Fund, such as custodian charges and registration fees for shares, are charged to that Fund. Other expenses are allocated pro rata between the Funds in an equitable manner as determined by officers of the Fund under the supervision of the Board of Directors, usually on the basis of net assets or number of accounts.

     Advisers reserves the right, but shall not be obligated, to institute voluntary expense reimbursement programs which, if instituted, shall be in such amounts and based on such terms and conditions as Advisers, in its sole and absolute discretion, determines. Furthermore, Advisers reserves the absolute right to discontinue any of such reimbursement programs at any time without notice to the applicable Fund.

PLAN OF DISTRIBUTION

     Fortis Advantage, Fortis Equity and Fortis Growth, on behalf of each Fund, have each adopted a plan pursuant to Rule 12b-1 under the 1940 Act. Rule 12b-1(b) provides that any payments made by the Fund in connection with financing the distribution of its shares may only be made pursuant to a written plan describing all aspects of the proposed financing of distribution, and also requires that all agreements with any person relating to the implementation of the plan must be in writing. In addition, Rule 12b-1(b)(1) requires that such plan be approved by a majority of the Fund's outstanding shares, and Rule 12b-1(b)(1) requires that such plan, together with any related agreements, be approved by a vote of the board of Directors who are not interested persons of the fund and have no direct or indirect interest in the operation of the plan or in the agreements related to the plan, cast in person at a meeting called for the purpose of voting on such plan or agreement. Rule 12b-1(b)(3) requires that the plan or agreement provide in substance:

     (i) That it shall continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually in the manner described in a paragraph (b)(3) of Rule 12b-1;
     (ii) That any person authorized to direct the disposition of monies paid or payable by the fund pursuant to the plan or any related agreement shall provide to the Board of Directors, and the directors shall review, at least quarterly, a written report of the amounts so expended and the purpose for which such expenditures were made; and
     (iii) In the case of a plan, that it may be terminated at any time by vote of a majority of the members of the Board of Directors who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the plan or in any agreements related to the plan or by vote of a majority of the outstanding voting securities of the Fund.

     Rule 12b-1(b)(4) requires that such plans may not be amended to increase materially the amount to be spent for distribution without shareholder approval and that all material amendments of the plan must be approved in the manner described in paragraph (b)(2) of Rule 12b-1.

     Rule 12b-1(c) provides that the Fund may rely on Rule 12b-1(b) only if the selection and nomination of the Fund's disinterested directors are committed to discretion of such disinterested directors. Rule 12b-1(e) provides that the Fund may implement or continue a plan pursuant to Rule 12b-1(b) only if the directors who vote to approve such implementation or continuation conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law, and under Sections 36(a) and (b) of the 1940 Act, that there is a reasonable likelihood that the plan will benefit the Fund and its shareholders.

     Pursuant to the provisions of the Distribution Plan each Fund pays Advisers an annual fee of .25% (.45% for Asset Allocation Fund and Capital Appreciation
Fund) of the average daily net assets attributable to that Fund's Class A shares and 1.00% attributable to that Fund's Class B, Class C and Class H shares. Such fees are paid in connection with servicing of the Fund's shareholder accounts and in connection with distribution-related services provided with respect to the Fund. Class Z shares of Growth Fund do not pay any distribution fees. Investors will be paid under the Distribution Plan regardless of Investors' actual expenses.

     A portion of each Fund's total fee is paid as a distribution fee and will be used by Investors to cover expenses that are primarily intended to result in, or that are primarily attributable to, the sale of shares of the Fund ("Distribution Fees"), and the remaining portion of the fee is paid as a shareholder servicing fee and will be used by Investors to provide compensation for ongoing servicing and/or maintenance of shareholder accounts ("Shareholder Servicing Fees"). For the Class A shares, the entire fee is designated as a Distribution Fee. For the Class B, Class C and Class H shares, Investors receives a total fee of 1.00% of the average daily net assets of each such class, of which .75% is designated as a Distribution Fee and .25% is designated as a Shareholder Servicing Fee.

     Distribution Fees under the Plan include, but are not limited to, initial and ongoing sales compensation (in addition to sales charges) paid to registered representatives of Investors and to other broker-dealers; expenses incurred in the printing of prospectuses, statements of additional information and reports used for sales purposes; expenses of preparation and distribution of sales literature; expenses of advertising of any type; an allocation of Investors' overhead; and payments to and expenses of persons who provide support services in connection with the distribution of Fund shares. Shareholder Servicing Fees include all expenses of Investors incurred in connection with providing administrative or accounting services to shareholders, including, but not limited to, an allocation of Investors' overhead and payments made to persons, including employees of Investors, who respond to inquiries of shareholders of the Fund regarding their ownership of shares or their accounts with the Fund, or who provide other administrative or accounting services not otherwise required to be provided by Advisers.

     Listed below are the total distribution fees paid by the Funds and how those fees were used by Investors for the fiscal period ended August 31, 1998.


                                        Asset                            Growth                                         Capital
                                     Allocation          Value          & Income                         Growth      Appreciation
                                         Fund             Fund            Fund        Capital Fund        Fund           Fund
Advertising                          $        0        $       0       $        0      $      0        $       0      $        0


Printing and Mailing of                  38,916            6,176            6,322        32,234           70,773          25,809
Prospectuses to Other than
Current Shareholders
Compensation to Underwriters            933,755          140,064          123,949       991,856        2,056,497         657,415
Compensation to Dealers                       0                                 0                              0
Compensation to Sales Personnel               0                                 0                              0
Interest, Carrying or Other
Financing Charges                             0                                 0                              0
Other (distribution-related
compensation, sales literature,
supplies, postage, toll-free
phone)                                  132,529           42,145           44,121       147,121          265,631          50,593
TOTAL                                $1,105,200        $ 188,385       $  174,392    $1,171,211        $2,392,901    $   733,817


                      BROKERAGE ALLOCATION AND OTHER PRACTICES

     In a number of security transactions, it is possible for the Funds to deal in the over-the-counter security markets (including the so-called "third market" which is the "over-the-counter" market for securities listed on the New York Stock Exchange) without the payment of brokerage commissions, but at net prices including a spread or markup. The Funds will continue to trade in this manner whenever the net price appears advantageous. Generally, the Funds must deal through brokers.

     Advisers selects and (where applicable) negotiates commissions with the broker-dealers who execute the transactions for each Fund. The primary criterion for the selection of a broker-dealer is the ability of the broker-dealer, in the opinion of Advisers, to secure prompt execution of the transactions on favorable terms, including the reasonableness of the commission and considering the state of the market at the time. When consistent with these objectives, business may be placed with broker-dealers who furnish investment research services to Advisers. Such research services include advice, both directly and in writing, as to the value of securities; the advisability of investing in, purchasing, or selling securities; and the availability of securities, or purchasers or sellers of securities; as well as analysis and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts. This allows Advisers to supplement its own investment research activities and enables Advisers to obtain the views and information of individuals and research staffs of many different securities research firms prior to making investment decisions for the Fund. To the extent such commissions are directed to these other broker-dealers who furnish research services to Advisers, Advisers receives a benefit, not capable of evaluation in dollar amounts, without providing any direct monetary benefit to the Fund from these commissions. Advisers believes that most research services obtained by it generally benefit several or all of the investment companies and private accounts which it manages, as opposed to solely benefitting one specific managed fund or account. Research services obtained through commissions paid by the Fund may be used by Advisers in servicing all of its accounts, and not all such services would necessarily be used by Advisers in connection with the Fund.

     Advisers has not entered into any formal or informal agreements with any broker-dealers, nor does it maintain any "formula" which must be followed in connection with the placement of

Fund portfolio transactions in exchange for research services provided Advisers, except as noted below. However, Advisers does maintain an informal list of broker-dealers, which is used from time to time as a general guide in the placement of Fund business, in order to encourage certain broker-dealers to provide Advisers with research services which Advisers anticipates will be useful to it. Because the list is merely a general guide, which is to be used only after the primary criterion for the selection of broker-dealers (discussed above) has been met, substantial deviations from the list are permissible and may be expected to occur. Advisers will authorize each Fund to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker-dealer would have charged only if Advisers determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or Advisers' overall responsibilities with respect to the accounts as to which Advisers exercises investment discretion. Generally, the Funds pay higher commissions than the lowest rates available.

     The Funds paid the following brokerage commissions for the periods indicated:

                            Fiscal Period Ended     Fiscal Year Ended       Fiscal August Ended
                             August 31, 1996         August 31, 1997          August 31, 1998
                             ---------------         ---------------          ---------------
Asset Allocation Fund          $  74,894                $ 131,066                $ 207,470
Value Fund                        19,061                   67,046                  188,814
Growth & Income Fund               5,040                   17,192                   24,624
Capital Fund                     190,273                  360,210                  684,684
Growth Fund                      359,800                  421,163                1,120,063
Capital Appreciation Fund         45,448                   36,593                   90,781

     No Fund will effect any brokerage transactions in its portfolio securities with any broker-dealer affiliated directly or indirectly with Advisers, unless such transactions, including the frequency thereof, the receipt of commissions payable in connection therewith, and the selection of the affiliated broker-dealer effecting such transactions are not unfair or unreasonable to the shareholders of the Fund. No commissions were paid to any affiliate of Advisers by any of the Funds during the fiscal years ended August 31, 1996, 1997, and 1998.

     From time to time, the Funds may acquire the securities of their regular brokers or dealers or parent companies of such brokers or dealers. The Funds acquired the following securities of their regular brokers or dealers or parent companies of such brokers or dealers during the fiscal period ended August 31, 1998:

                                      Value of Securities
                                     Owned at End of Period
                                     ----------------------
ASSET ALLOCATION FUND
Bear Stearns Capital Trust            $    514,682
J.P. Morgan Commercial Mortgage          1,572,960
Lehman Brothers Holding                  2,132,488
Merrill Lynch Mortgage                     842,537


Norwest Investment Services              7,518,287
U.S. Bank N.A.                               7,234

VALUE FUND
J.P. Morgan Commercial Mortgage            623,100
Norwest Investment Services              2,903,420
U.S. Bank N.A.                             465,258

GROWTH & INCOME FUND
Norwest Investment Services              3,285,642
U.S. Bank N.A.                              78,321

CAPITAL FUND
Norwest Investment Services             23,696,397
U.S. Bank N.A.                              13,445

GROWTH FUND
Norwest Investment Services             44,679,853
U.S. Bank N.A.                              37,000

CAPITAL APPRECIATION FUND
Norwest Investment Services              6,882,313
U.S. Bank N.A.                               4,876

     Advisers has developed written trade allocation procedures for its management of the securities trading activities of its clients. Advisers manages multiple portfolios, both public (mutual funds) and private. The purpose of the trade allocation procedures is to treat the portfolios fairly and reasonably in situations where the amount of a security that is available is insufficient to satisfy the volume or price requirements of each portfolio that is interested in purchasing that security. Generally, when the amount of securities available in a public offering or the secondary market is insufficient to satisfy the requirements for the interested portfolios, the procedures require a pro rata allocation based upon the amounts initially requested by each portfolio manager. In allocating trades made on combined basis, Advisers seeks to achieve the average price of the securities for each participating portfolio. Because a pro rata allocation may not always adequately accommodate all facts and circumstances, the procedures provide for exceptions to allocate trades on a basis other than pro rata. Examples of where adjustments may be made include:
(i) the cash position of the portfolios involved in the transaction; and (ii) the relative importance of the security to a portfolio in seeking to achieve its investment objective.

                                    CAPITAL STOCK

     Each Fund's shares have a par value of $.01 per share and equal rights to share in dividends and assets. The shares possess no preemptive or conversion rights.

     Each Fund currently offers it shares in multiple classes, each with different sales arrangements and bearing different expenses. Under the Funds' Articles of Incorporation, the Board of Directors is authorized to create new portfolios or classes without the approval of the shareholders of a Fund. Each share will have a pro rata interest in the assets of the portfolio to which the shares of that series relate, and will have no interest in the assets of any other portfolio. In the event of liquidation, each share of a portfolio would have the same rights to dividends and assets as every other share of that portfolio, except that, in the case of a series with more than one class of shares, such distributions will be adjusted to appropriately reflect any charges and expenses borne by each individual class.

     None of the Funds are required under Minnesota law to hold annual or periodically scheduled regular meetings of shareholders. Minnesota corporation law provides for the Board of Directors to convene shareholder meetings when it deems appropriate. In addition, if a regular meeting of shareholders has not been held during the immediately preceding fifteen months, a shareholder or shareholders holding three percent or more of the voting shares may demand a regular meeting of shareholders by written notice of demand given to the chief executive officer or the chief financial officer. Within ninety days after receipt of the demand, a regular meeting of shareholders must be held at the Fund's expense. Additionally, the 1940 Act requires shareholder votes for all amendments to fundamental investment policies and restrictions and for all investment advisory contracts and amendments thereto.

     Cumulative voting is not authorized. This means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so, and in such event the holders of the remaining shares will be unable to elect any directors.

                                 PRICING OF SHARES

ASSET ALLOCATION FUND

     On August 31, 1998, the Fund's net asset values per share were calculated as follows:
CLASS A
   Net Assets ($151,919,819)       =    Net Asset Value per Share ($16.91)
   -----------------------------
   Shares Outstanding (8,983,702 )

To obtain the public offering price per share, the 4.75% sales charge must be added to the net asset value obtained above:

    $16.91                         =    Public Offering Price per Share ($17.75)
    ------
    0.9525

CLASS B
   Net Assets ($9,928,052)         =    Net Asset Value per Share ($16.80)
   -----------------------------
   Shares Outstanding (590,940)

CLASS C
   Net Assets ($5,830,993)         =    Net Asset Value per Share ($16.74)
   -----------------------------
   Shares Outstanding (348,401)

CLASS H

   Net Assets ($22,979,434)        =    Net Asset Value per Share ($16.79)
   -----------------------------
   Shares Outstanding (1,368,337)

VALUE FUND

   On August 31, 1998, the Fund's net asset values per share were calculated as follows:

CLASS A
   Net Assets ($22,448,820)        =    Net Asset Value per Share ($11.85)
   -----------------------------
   Shares Outstanding (1,894,249)

To obtain the public offering price per share, the 4.75% sales charge must be added to the net asset value obtained above:
   $11.85                          =    Public Offering Price per Share ($12.44)
    ------
   0.9525

CLASS B
   Net Assets ($4,793,957)         =    Net Asset Value per Share ($11.71)
   -----------------------------
   Shares Outstanding (409,260)

CLASS C
   Net Assets ($1,990,524)         =    Net Asset Value per Share ($11.72)
   -----------------------------
   Shares Outstanding (169,861)

CLASS H
   Net Assets ($7,016,498)         =    Net Asset Value per Share ($11.72)
   -----------------------------
   Shares Outstanding (598,717)

GROWTH & INCOME FUND

   On August 31, 1998, the Fund's net asset values per share were calculated as follows:

CLASS A
   Net Assets ($20,994,307)        =    Net Asset Value per Share ($13.20)
   -----------------------------
   Shares Outstanding (1,591,074)

To obtain the public offering price per share, the 4.75% sales charge must be added to the net asset value obtained above:

   $13.20                     =    Public Offering Price per Share ($13.86)
   ------
   0.9525

CLASS B
   Net Assets ($5,158,623)         =    Net Asset Value per Share ($13.16)
   -----------------------------
   Shares Outstanding (391,957)

CLASS C
   Net Assets ($2,452,708)         =    Net Asset Value per Share ($13.16)
   -----------------------------
   Shares Outstanding (168,471)

CLASS H
   Net Assets ($6,305,699)         =    Net Asset Value per Share ($13.16)
   -----------------------------

   Shares Outstanding (479,134)

CAPITAL FUND

   On August 31, 1998, the Fund's net asset values per share were calculated as follows:

CLASS A
   Net Assets ($312,582,197)       =    Net Asset Value per Share ($22.37)
   -----------------------------
   Shares Outstanding (13,973,341)

To obtain the public offering price per share, the 4.75% sales charge must be added to the net asset value obtained above:
   $22.37                          =    Public Offering Price per Share ($23.49)
   ------
   0.9525

CLASS B
   Net Assets ($9,338,795)         =    Net Asset Value per Share ($21.73)
   -----------------------------
   Shares Outstanding (429,750)

CLASS C
   Net Assets ($2,452,708)         =    Net Asset Value per Share ($21.73)
   -----------------------------
   Shares Outstanding (112,878)

CLASS H
   Net Assets ($16,986,594)        =    Net Asset Value per Share ($21.74)
   -----------------------------
   Shares Outstanding (781,254)

GROWTH FUND

   On August 31, 1998, the Fund's net asset values per share were calculated as follows:

CLASS A
   Net Assets ($581,818,754)       =    Net Asset Value per Share ($29.78)
   ------------------------------
   Shares Outstanding (19,538,392)

To obtain the public offering price per share, the 4.75% sales charge must be added to the net asset value obtained above:

   $29.78                          =    Public Offering Price per Share ($31.27)
   ------
   0.9525

CLASS B
   Net Assets ($12,416,546)        =    Net Asset Value per Share ($28.85)
   -----------------------------
   Shares Outstanding (430,379)

CLASS C
   Net Assets ($2,737,896)         =    Net Asset Value per Share ($28.85)
   -----------------------------
   Shares Outstanding (94,905)

CLASS H
   Net Assets ($34,452,800)        =    Net Asset Value per Share ($28.86)
   -----------------------------

   Shares Outstanding (1,193,677)

CLASS Z
   Net Assets ($95,369,978)        =    Net Asset Value per Share ($30.00)
   -----------------------------
   Shares Outstanding (3,179,327)

CAPITAL APPRECIATION FUND

   On August 31, 1998, the Fund's net asset values per share were calculated as follows:

CLASS A
   Net Assets ($79,813,218)        =    Net Asset Value per Share ($26.42)
   -----------------------------
   Shares Outstanding (3,020,824)

To obtain the public offering price per share, the 4.75% sales charge must be added to the net asset value obtained above:

   $26.42                          =    Public Offering Price per Share ($27.74)
   ------
   0.9525

CLASS B
   Net Assets ($5,848,934)         =    Net Asset Value per Share ($25.90)
   -----------------------------
   Shares Outstanding (225,785)

CLASS C
   Net Assets ($1,793,777)         =    Net Asset Value per Share ($25.92)
   -----------------------------
   Shares Outstanding (69,204)

CLASS H
   Net Assets ($11,932,860)        =    Net Asset Value per Share ($25.92)
   -----------------------------
   Shares Outstanding (460,343)

     The primary close of trading of the New York Stock Exchange (the "Exchange") currently is 3:00 P.M. (Central Time), but this time may be changed. The offering price for purchase orders received in the office of the Funds after the beginning of each day the Exchange is open for trading is based on net asset value determined as of the primary closing time for business on the Exchange that day; the price in effect for orders received after such close is based on the net asset value as of such close of the Exchange on the next day the Exchange is open for trading. Net asset value is the value of the securities owned by the Fund, plus cash or other assets, less liabilities, divided by the number of Fund shares outstanding.

     Generally, the net asset value of the Funds' shares is determined on each day on which the Exchange is open for business. The Exchange is not open for business on the following holidays (or on the nearest Monday or Friday if the holiday falls on a weekend): New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, net asset value need not be determined (i) on days on which changes in the value of the Funds' portfolio securities will not materially affect the current net asset value of the Funds' shares; or (ii) on days during which no Fund shares are tendered for redemption and no orders to purchase or sell Fund shares are received by the Funds.

                                 PURCHASE OF SHARES

EXEMPTIONS FROM SALES CHARGE

     Purchases of Class A shares made by the following are exempt from the sales charge:

     - Fortis, Inc. or its subsidiaries and the following persons associated with such companies, if all account owners fit this description:
          (1) officers and directors; (2) employees or sales representatives (including agencies and their employees); (3) spouses/domestic partners of any such persons; or (4) any of such persons' children, grandchildren, parents, grandparents, or siblings or spouses/domestic partners of any of these persons. (All such persons may continue to add to their account even after their company relationships have ended);
     - Fund directors, officers, or their spouses/domestic partners (or such persons' children, grandchildren, parents, or grandparents--or spouses/domestic partners of any such persons), if all account owners fit this description;
     - Representatives of Investors (including agencies) or of other broker-dealers (or spouses of such representatives) having a sales agreement with Investors (or such persons' children, grandchildren, parents, or grandparents - or spouses of any such persons), if all account owners fit this description;
     - Pension, profit-sharing, and other retirement plans of directors, officers, employees, representatives, and other relatives and affiliates (as set forth in the preceding three paragraphs) of the Fund, Fortis, Inc., and broker-dealers (and certain affiliated companies) having a sales agreement with Investors and purchases with the proceeds from such plans upon the retirement or employment termination of such persons;
     -    Registered investment companies;
     - Shareholders of unrelated mutual funds with front-end and/or deferred sales loads, to the extent that the purchase price of such Fund shares is funded by the proceeds from the redemption of shares of any such unrelated mutual fund (within 60 days of the purchase of Fund shares), provided that the shareholder's application so specifies and is accompanied either by the redemption check of such unrelated mutual fund (or a copy of the check) or a copy of the confirmation statement showing the redemption. Similarly, anyone who is or has been the owner of a fixed annuity contract not deemed a security under the securities laws who wishes to surrender such contract and invest the proceeds in a Fund, to the extent that the purchase price of such Fund shares is funded by the proceeds from the surrender of the contract (within
          60 days of the purchase of Fund shares), provided that such owner's application so specifies and is accompanied either by the insurance company's check (or a copy of the check) or a copy of the insurance company surrender form. From time to time, Investors may pay commissions to broker-dealers and registered representatives on transfers from mutual funds or annuities as described above;
     - Purchases by employees (including their spouses and dependent children) of banks and other financial institutions that provide referral and administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients pursuant to a sales or servicing agreement with Investors; provided, however, that only those employees of such banks and other firms who as a part of their usual duties provide such services related to such transactions in Fund shares shall qualify;
     - Commercial banks offering self directed 401(k) programs containing both pooled and individual investment options may purchase Fund shares for such programs at a reduced sales charge of 2.5% on sales of less than $500,000. For sales of $500,000 or more, normal sales charges apply;
     - Registered investment advisers, trust companies, and bank trust departments exercising discretionary investment authority or using a money management/mutual fund "wrap" program with respect to the money to be invested in the Fund, provided that the investment adviser, trust company or trust department provides Advisers with evidence of such authority or the existence of such a wrap program with respect to the money invested;
     - Purchasers of Medical Savings Accounts ("MSAs") from Fortis Insurance Company who maintain certain minimum balances in their MSA accounts may invest a portion of their MSA account balances in Asset Allocation Fund, Value Fund, Growth & Income Fund and Capital Fund.

     In addition, purchases of Class Z shares of Growth Fund made by the following are exempt from the sales charge:

     - Fortis, Inc. or its subsidiaries and the following persons associated with such companies, if all account owners fit this description:
          (1) officers and directors; (2) employees or sales representatives (including agencies and their employees); (3) spouses/domestic partners of any such persons; or (4) any of such persons' children, grandchildren, parents, grandparents, or siblings or spouses/domestic partners of any of these persons. (All such persons may continue to add to their account even after their company relationships have ended);
     - Fund directors, officers, or their spouses/domestic partners (or such persons' children, grandchildren, parents, or grandparents--or spouses/domestic partners of any such persons), if all account owners fit this description;
     - Representatives of Investors (including agencies) or their spouses; or such persons' children, grandchildren, parents or grandparents, or spouses of any such persons), if all account owners fit this description;
     - Pension, profit-sharing and other retirement plans created for the benefit of any of the above persons;
     - Accounts which were exchanged from Special Portfolios, Inc., Stock Portfolio.

SPECIAL PURCHASE PLANS

     STATEMENT OF INTENTION. Your sales charge may be reduced or eliminated by signing a non-binding Statement of Intention to purchase at least $100,000 of shares which are sold with a sales charge over a 13-month period. The 13-month period is measured from the date the letter of intent is approved by Investors, or at the purchaser's option it may be made retroactive 90 days, in which case Investors will make appropriate adjustments on purchases during the 90-day period.

     In computing the total amount purchased for purposes of determining the applicable sales commission, the public offering price (at the time they were purchased) of shares currently held in the Fortis Funds having a sales charge and purchased within the past 90 days may be used as a credit toward Fund shares to be purchased under the Statement of Intention. Any such fund shares purchased during the remainder of the 13-month period also may be included as purchases made under the Statement of Intention.

     The Statement of Intention includes a provision for payment of additional applicable sales charges at the end of the period in the event the investor fails to purchase the amount indicated. This is accomplished by holding in escrow the number of shares represented by the sales charge discount. If the investor's purchases equal those specified in the Statement of Intention, the escrow is released. If the purchases do not equal those specified in the Statement of Intention, the shareholder may remit to Investors an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges that would have been paid on the aggregate purchases if the total of such purchases had been made at a single time. If the purchaser does not remit this sum to Investors on a timely basis, Investors will redeem the escrowed shares.

     RETIREMENT PLANS. Individual taxpayers can defer taxes on current income by investing in tax qualified retirement plans established by their employer, such as a pension plan, profit-sharing plan and Section 403(b)plans, or in Individual Retirement Accounts (IRAs), including a traditional IRA, Roth IRA and Education IRA. If you are interested in a retirement plan account, you should contact Investors. Investing in a retirement plan involves a long-term commitment of assets and is subject to legal and tax requirements and restrictions. You should consult with your attorney or tax adviser prior to establishing such a plan.

     SYSTEMATIC INVESTMENT PLAN. The Systematic Investment Plan enables you to make regular purchases in amounts less than normally required and employs the principle of dollar cost averaging, described below.

     By acquiring Fund shares on a regular or systematic basis, you take advantage of the principle of dollar cost averaging. Under dollar cost averaging, if a constant amount is invested at regular intervals at varying price levels, the average cost of all the shares will be lower than the average of the price levels. This is because the same fixed number of dollars buys more shares when price levels are low and fewer shares when price levels are high. The principle of dollar cost averaging will not protect against loss in a declining market and a loss will result if the plan is discontinued when the market value is less than cost.

     You have no obligation to invest regularly or to continue the Plan, which you may terminate at any time without penalty. Under the Plan, any distributions of income and realized capital gains will be reinvested in additional shares at net asset value unless you instruct Investors in writing to pay distributions in cash. Investors reserves the right to increase or decrease the amount required to open and continue a Plan, and to terminate any Plan after one year if the value of the amount invested is less than the amount indicated.

     EXCHANGE PRIVILEGE. You may exchange your shares for the same class of shares in another Fortis Fund without payment of an exchange fee or additional sales charge. The amount exchanged must meet the minimum purchase amount of the Fund being purchased. You should consider the investment objectives and policies of the other fund prior to making such exchange.

     For Federal tax purposes, except where the transferring shareholder is a tax qualified plan, an exchange between funds is a taxable event that will result in a capital gain or loss. If you exchange your shares within 90 days of purchase, the sales charge on that purchase cannot be taken into account for determining your gain or loss on the sale of those shares to the extent that the sales charge that would have been applicable to the purchase of the later-acquired shares in the other fund is reduced because of the exchange privilege. However, the amount of the sales charge that may not be taken into account in determining your gain or loss on the sale of the first-acquired shares may be taken into account in determining gain or loss on the eventual sale or exchange of the later-acquired shares.

     GIFTS OR TRANSFERS TO MINOR CHILDREN. You may purchase Fund shares in an account established for a minor. This gift or transfer is registered in the name of the custodian for a minor under the Uniform Transfers to Minors Act (in some states the Uniform Gifts to Minors Act). Control of the Fund shares passes to the child upon reaching a specified age (either 18 or 21 years in most states).

                                REDEMPTION OF SHARES

GENERAL

     If you request a redemption, the Fund is required to redeem your shares, with certain exceptions. The Fund will pay all redemption requests in cash, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. If your redemption request exceeds such amount, the Fund reserves the right to make part or all of the payment in the form of readily marketable securities or other assets of the Fund. An example of when this might be done is in case of an emergency, such as in those situations listed in the following paragraph, or at any time a cash distribution would impair the liquidity of the Fund to the detriment of the remaining shareholders. Any securities being so distributed would be valued in the same manner as the portfolio of the Fund is valued. If you received securities which you later sold, you probably would incur brokerage charges.

     Redemption of shares or payment may be suspended at time (a) when the Exchange is closed for other than customary weekend or holiday closings, (b) when trading on said Exchange is restricted, (c) when an emergency exists, as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or during any other period when the Securities and Exchange Commission, by order, so permits; provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist.

     There is no charge for redeeming shares. In the event a charge is established, it would apply only to persons who became shareholders after the charge was implemented, and it would not, in any event, exceed 1% of the net asset value of the shares redeemed. Should further public sales ever be discontinued, the Funds may deduct a proportionate share of the cost of liquidating assets from the asset value of the shares being redeemed, in order to protect the equity of the other shareholders.

SYSTEMATIC WITHDRAWAL PLAN

     You may open a "Systematic Withdrawal Plan" providing for withdrawals of $50 or more monthly, quarterly, semiannually or annually if the value of your shares is at least $4,000 ($10,000 if you elect monthly withdrawals).

     These withdrawals may constitute return of capital. The redemption of Fund shares pursuant to the Systematic Withdrawal Plan is a taxable event to you.
The withdrawals do not represent a yield or a return on your investment and they may deplete or eliminate your investment. You have no assurance of receiving payment for any specific period because payments will terminate when all shares have been redeemed. The number of such payments will depend on the amount and frequency of each payment and the increase (or decrease) in value of the remaining shares.

     Distributions of income and realized capital gains will continue to be reinvested at net asset value. If you purchase additional shares of the Fund (other than by reinvestment of distributions), when you have elected a Systematic Withdrawal Plan, you will pay a sales charge on your purchases at the same time that withdrawals are made at net asset value. Purchases of additional shares concurrent with withdrawals are ordinarily disadvantageous to you because of sales charges and tax liabilities. Additions to your account in which an election has been made to receive systematic withdrawals will be accepted only if each additional purchase is equal to at least one year's scheduled withdrawals or $1,200, whichever is greater. You may not have a "Systematic Withdrawal Plan" and a "Systematic Investment Plan" in effect at the same time.

     The Systematic Withdrawal Plan is voluntary, flexible and under your control and direction at all times, and does not limit or alter your right to redeem shares. You or the Fund may terminate the Plan at any time by written notification. Advisers bears the cost of operating the Plan.

REINVESTMENT PRIVILEGE

     If you redeem Fund shares, you have a one-time privilege to reinvest in the Fund or in any other fund underwritten by Investors and available to the public, without a sales charge. The reinvestment privilege must be exercised within 60 days of the redemption and for an amount which does not exceed the redemption proceeds.

     The purchase price for Fund shares will be based upon net asset value at the time of reinvestment, and may be more or less than the redemption value. Should you utilize the reinvestment privilege within 30 days following a redemption which resulted in a loss, all or a portion of that loss may not be currently deductible for Federal income tax purposes. Exercising the reinvestment privilege would not defer any capital gains taxes payable on a realized gain. Furthermore, if you redeem within 90 days of purchasing your shares, the sales charge incurred on that purchase cannot be taken into account for determining your gain or loss on the sale of those shares. The primary close of trading of the New York Stock Exchange (the "Exchange") currently is 3:00 P.M. (Central Time), but this time may be changed. The offering price for purchase orders received in the office of the Funds after the beginning of each day the Exchange is open for trading is based on net asset value determined as of the primary closing time for business on the Exchange that day; the price in effect for orders received after such close is based on the net asset value as of such close of the Exchange on the next day the Exchange is open for trading.

                                      TAXATION

     Each Fund has qualified, and intends to continue to qualify, as a regulated investment company under the Internal Revenue Code of 1986, as amended (the
"Code").   If a Fund so qualifies, it is not taxed on the income it distributes to its shareholders.

     Gain or loss realized upon the sale of shares in a Fund will be treated as capital gain or loss, provided that the shares represented a capital asset in the hands of the shareholder. For individuals, estates, and trusts, long-term capital gains, which are realized on the sale or exchange of capital assets held for more than one year, are subject to a maximum federal income tax rate of 20%, while ordinary income is subject to a maximum rate of 39.6%. Short-term capital gains, which are realized on the sale or exchange of capital assets held one year or less, are taxed at the same rates as ordinary income.

     Pursuant to a special provision in the Code, if Fund shares with respect to which a long-term capital gain distribution has been made are held for six months or less, any loss on the sale or other disposition of such shares will be a long-term capital loss to the extent of such long-term capital gain distribution, unless such sale or other disposition is pursuant to a Systematic Withdrawal Plan.

     Under the Code, each Fund is subject to a nondeductible excise tax for each calendar year equal to 4 percent of the excess, if any, of the amount required to be distributed over the amount distributed. However, the excise tax does not apply to any income on which a Fund pays income tax. In order to avoid the imposition of the excise tax, each Fund generally must declare dividends by the end of a calendar year representing at least 98 percent of the Fund's ordinary income for the calendar year and 98 percent of its capital gain net income (both long-term and short-term capital gains) for the 12-month period ending
October 31 of the calendar year.

     Asset Allocation Portfolio may invest in zero coupon obligations. If it invests in such obligations upon their issuance, the obligations will have original issue discount in the hands of the Fund. Generally, the original issue discount equals the difference between the "stated redemption price at maturity" of the obligation and its "issue price" as those terms are defined in the Code. If the Fund acquires an already issued zero coupon bond from another holder, the bond will have original issue discount in the Fund's hands, equal to the difference between the "adjusted issue price" of the bond at the time the Fund acquires it (that is, the original issue price of the bond plus the amount of original issue discount accrued to date) and its stated redemption price at maturity. In each case, the Fund is required to accrue as ordinary interest income a portion of such original issue discount even though it receives no cash currently as interest payment on the obligation. Similarly, if Asset Allocation Portfolio invests in PIKs, it is required to recognize interest income in the amount of the fair market value of the securities received as interest payments on the PIKs, even though it receives no cash.

     Because each Fund is required to distribute substantially all of its net investment income (including accrued original issue discount and interest income attributable to PIKs) in order to be taxed as a regulated investment company, Asset Allocation Portfolio may be required to distribute an amount greater than the total cash income the Fund actually receives. Accordingly, in order to make the required distribution, the Fund may be required to borrow or to liquidate securities.

     If any Fund (other than Growth Fund) invests in options and futures, it may be obliged to recognize gains and losses on certain options and futures it holds at the end of the fiscal year. Under the marked-to-market rules, 60% of any net capital gain or loss recognized is treated as long-term and 40% as short-term. In addition, the straddle rules of the Code would require deferral of certain losses realized on positions of a straddle to the extent that a Fund has unrealized gains in offsetting positions at year end.

     Under the Code, each Fund is required to withhold and remit to the U.S. Treasury 31% of dividend and capital gain income on the accounts of certain shareholders who fail to provide a correct tax identification number, fail to certify that they are not subject to backup withholding, or are subject to backup withholding for some other reason.

     The foregoing is a general discussion of the Federal income tax consequences of an investment in the Funds as of the date of this Statement of Additional Information. Distributions may also be subject to state and local taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to Federal, state, or local taxes.

                       UNDERWRITER AND DISTRIBUTION OF SHARES

     Pursuant to the Underwriting and Distribution Agreement, Investors has agreed to act as the principal underwriter for the Funds in the sale an distribution to the public of shares of the Fund, either through dealers or otherwise. Investors has agreed to offer such shares for sale at all times when such shares are available for sale and may lawfully be offered for sale and sold. As compensation for its services, in addition to receiving its distribution fees pursuant to the

Distribution Plan discussed above, Investors receives the initial sales charges on sales of Class A shares of the Funds and any contingent deferred sales charges and redemptions of certain Class A shares of the Funds that were not subject to an initial sales charge, as set forth in the Prospectus. The following tables set forth the amount of underwriting commissions paid by each Fund and the amount of such commissions retained by Investors.

                                             Total Underwriting Commissions
                           -------------------------------------------------------------------
                           Fiscal Year Ended         Fiscal Year Ended       Fiscal Year Ended
                            August 31, 1996           August 31, 1997         August 31, 1998
                            ---------------           ---------------         ---------------
Asset Allocation Fund          $ 559,079                $ 438,308                $ 500,107
Value Fund                        58,069                  149,014                  236,426
Growth & Income Fund              56,833                  145,005                  246,685
Capital Fund                     488,205                  461,654                  530,929
Growth Fund                    1,716,774                1,439,303                1,256,346
Capital Appreciation Fund        572,493                  526,432                  367,109


                                     Underwriting Commissions Retained by Investors
                           -------------------------------------------------------------------
                           Fiscal Year Ended         Fiscal Year Ended       Fiscal Year Ended
                            August 31, 1996           August 31, 1997         August 31, 1998
                            ---------------           ---------------         ---------------
Asset Allocation Fund          $ 119,087                $  70,416                $  65,123
Value Fund                        13,865                   28,996                   32,703
Growth & Income Fund              14,644                    8,377                   29,523
Capital Fund                      93,932                   94,167                   66,201
Growth Fund                      342,166                  254,436                  139,000
Capital Appreciation Fund        119,541                  101,781                   39,408

     Investors received the following compensation from each Fund during its most recent fiscal year.



                              Net       Compensation on
                          Underwriting    Redemptions
                         Discounts and       and         Brokerage       Other
                          Commissions    Repurchases    Commissions  Compensation
                          -----------    -----------    -----------  ------------
Asset Allocation Fund     $    438,623   $     61,484    $        0   $        0
Value Fund                $    202,655   $     33,771
Growth & Income Fund      $    215,428   $     31,257

Capital Fund              $    456,456   $     74,473
Growth Fund               $ 1,051,136    $    205,210    $        0   $        0
Capital Appreciation Fund $   274,920    $     92,189    $        0   $        0


                               PERFORMANCE INFORMATION

     Advertisements and other sales literature for the Funds may refer to "average annual total return," "cumulative total return" and "yield." All such yield and total return quotations are based on historical earnings and are not intended to indicate future performance.

     Average annual total return is the average annual compounded rate of return on a hypothetical $1,000 investment made at the beginning of the advertised period. Average annual total return figures are computed according to the following formula:
                                       n
                                 P(1+T)  =  ERV


Where:     P    = a hypothetical initial payment of $1,000
           T    = average annual total return;
           n    = number of years; and
          ERV   = ending redeemable value at the end of the period of a
                  hypothetical $1,000 payment made at the beginning of such period.

     This calculation deducts the maximum sales charge from the initial hypothetical $1,000 investment, assumes all dividends and capital gains distributions are reinvested at net asset value on the appropriate reinvestment dates, and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts. Average annual total return quotations may be accompanied by quotations which do not reflect the reduction in value of the initial investment due to the sales charge, and which thus will be higher.

     The following tables set forth the average annual total returns for each Class of shares of each Fund for one year, five years and since inception (10 years with respect to Class A shares of Asset Allocation Fund, Growth & Income, Capital Fund, Growth Fund and Capital Appreciation Fund for the period ending August 31, 1998.

                                           AVERAGE ANNUAL TOTAL RETURNS
                                     -----------------------------------------
                                                                10 YEARS/SINCE
                                     1 YEAR        5 YEARS        INCEPTION
                                     ------        -------        ---------
ASSET ALLOCATION FUND
     Class A Shares                  - 2.17%        9.563%          11.22%
     Class B Shares*                 - 1.46%          --            12.07%
     Class C Shares*                   1.15%          --            12.50%
     Class H Shares*                 - 1.45%          --            12.05%

Value Fund
     Class A Shares**                - 7.15%          --             9.84%
     Class B Shares**                - 6.39%          --             9.89%
     Class C Shares**                - 4.21%          --            11.06%
     Class H Shares**                - 6.30%          --             9.83%

GROWTH & INCOME FUND
     Class A Shares**                - 2.08%          --            10.82%
     Class B Shares**                - 1.61%          --            10.91%
     Class C Shares**                   .99%          --            12.03%
     Class H Shares**                  1.61%          --            10.91%

CAPITAL FUND


     Class A Shares                    3.26%        12.57%          14.15%
     Class B Shares*                 - 2.80%          --            13.93%
     Class C Shares*                 -  .24%          --            14.42%
     Class H Shares*                 - 2.80%          --            13.94%

GROWTH FUND
     Class A Shares                 - 14.83%        6.58%           13.46%
     Class B Shares*                - 13.98%          --            10.40%
     Class C Shares*                - 12.01%          --            10.93%
     Class H Shares*                - 13.98%          --            10.41%
     Class Z Shares***              - 10.34%          --             6.19%

CAPITAL APPRECIATION FUND
     Class A Shares                 - 17.76%        2.53%           10.75%
     Class B Shares*                - 17.16%          --             4.69%
     Class C Shares*                - 14.98%          --             5.33%
     Class H Shares*                - 17.16%          --             4.71%

*    Inception date: November 14, 1994.
**   Inception date: January 2, 1996.
***  Inception date: March 1, 1996.

     Cumulative total return is computed by finding the cumulative compounded rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                CTR  =  ( ERV -P) 10

Where:    CTR   = Cumulative total return
          ERV   = ending redeemable value at the end of the period of a
                  hypothetical $1,000 payment made at the beginning of such period; and
           P    = initial payment of $1,000

     This calculation assumes all dividends and capital gain distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts.

     The following table sets forth the cumulative total returns of each Class of shares of each Fund for the period from inception through July 31, 1998:

                                                   CUMULATIVE TOTAL RETURN
     ASSET ALLOCATION FUND
        Class A Shares (1)                                         190.45%
        Class B Shares (2)                                          54.12%
        Class C Shares (2)                                          56.40%
        Class H Shares (2)                                          54.06%


     VALUE FUND
        Class A Shares (3)                                          28.42%
        Class B Shares (3)                                          28.55%
        Class C Shares (3)                                          32.26%
        Class H Shares (3)                                          28.66%

     GROWTH & INCOME FUND
        Class A Shares (3)                                          31.51%
        Class B Shares (3)                                          31.76%
        Class C Shares (3)                                          35.36%
        Class H Shares (3)                                          31.76%


     CAPITAL FUND
        Class A Shares (4)                                      26,733.83%
        Class B Shares (2)                                          64.07%
        Class C Shares (2)                                          66.79%
        Class H Shares (2)                                          64.14%


     GROWTH FUND
        Class A Shares (5)                                       8,086.66%
        Class B Shares (2)                                          45.59%
        Class C Shares (2)                                          48.29%
        Class H Shares (2)                                          45.63%
        Class Z Shares (6)                                          16.22%


     CAPITAL APPRECIATION FUND
        Class A Shares (1)                                         202.39%
        Class B Shares (2)                                          19.00%
        Class C Shares (2)                                          21.79%
        Class H Shares (2)                                          19.09%

     (1)  Inception date: January 4, 1988.
     (2)  Inception date: November 14, 1994.
     (3)  Inception date: January 2, 1996.
     (4)  Inception date: June 8, 1949.
     (5)  Inception date: March 31, 1963.
     (6)  Inception date: March 1, 1996.

     The "yield" refers to the income generated by an investment over a 30-day (or one month) period (which period will be stated in the advertisement). It is calculated by dividing the net investment income per share (as defined under Securities and Exchange Commission rules) earned during the computation period by the maximum offering price per share on the last day of the period, according to the following formula. The result is then annualized using a formula that provides for semiannual compounding of income.

                                                 6
                             Yield = 2 [(A-B + 1)  - 1]
                                        ---
                                         cd

Where:    a   = dividends and interest earned during the period;
          b   = expenses accrued for the period (net of reimbursements);
          c   = the average daily number of shares outstanding during the period that were entitled to receive dividends; and
          d   = the maximum offering price per share on the last day of the period.

     None of the Funds currently provide yield information.

     The Funds may advertise relative performance as compiled by outside organizations or refer to publications which have mentioned their performance or track the performance of investment companies. Following is a list of ratings services which may be referred to, along with the category in which the Funds are included. Because some of these organizations do not take into account sales charges, their ratings may sometimes be different than had they done so.

ASSET ALLOCATION FUND
     RATINGS SERVICE                         CATEGORY
     ---------------                         --------
     Lipper Analytical Services, Inc.        flexible portfolio
     CDA/Wiesenberger                        asset allocation -- domestic
     Morningstar Publications, Inc.          asset allocation
     Johnson's Charts                        total return

VALUE FUND
     RATINGS SERVICE                         CATEGORY
     ---------------                         --------
     Lipper Analytical Services, Inc.        growth and income
     CDA/Wiesenberger                        growth -- domestic
     Morningstar Publications, Inc.          large value
     Johnson's Charts                        long term growth

GROWTH & INCOME FUND
     RATINGS SERVICE                         CATEGORY
     ---------------                         --------
     Lipper Analytical Services, Inc.        growth and income
     CDA/Wiesenberger                        growth and income
     Morningstar Publications, Inc.          large blend
     Johnson's Charts                        growth and income

CAPITAL FUND
     RATINGS SERVICE                         CATEGORY
     ---------------                         --------
     Lipper Analytical Services, Inc.        growth and income -- multisector
                                             income
     CDA/Wiesenberger                        growth -- domestic
     Morningstar Publications, Inc.          growth
     Johnson's Charts                        growth and income

GROWTH FUND
     RATINGS SERVICE                         CATEGORY
     ---------------                         --------
     Lipper Analytical Services, Inc.        capital appreciation

     CDA/Wiesenberger                        growth -- domestic
     Morningstar Publications, Inc.          small company growth
     Johnson's Charts                        long term growth

CAPITAL APPRECIATION FUND
     RATINGS SERVICE                         CATEGORY
     ---------------                         --------
     Lipper Analytical Services, Inc.        small company growth
     CDA/Wiesenberger                        aggressive growth
     Morningstar Publications, Inc.          small company growth
     Johnson's Charts                        long term growth

                                FINANCIAL STATEMENTS

     The audited financial statements as of August 31, 1998, as set forth in the Funds' Annual Report to Shareholders, are incorporated herein by reference. The audited financial statements are provided in reliance on the report of KPMG Peat Marwick LLP, 4200 Norwest Center, Minneapolis, MN 55402, independent auditors of the Funds, and given on the authority of such firm as experts in accounting and auditing.

                              OTHER SERVICE PROVIDERS

     U.S. Bank National Association, 601 Second Avenue South, Minneapolis, MN 55480 acts as custodian of each Fund's assets and portfolio securities. Dorsey & Whitney LLP, 220 South Sixth Street, Minneapolis, MN 55402, is the independent General Counsel for the Funds. Advisers bears the costs of serving as the transfer agent and dividend-paying agent for each Fund.

                          LIMITATION OF DIRECTOR LIABILITY

     Under Minnesota law, each director of Fortis Advantage, Fortis Equity and Fortis Growth owes certain fiduciary duties to it and to its shareholders. Minnesota law provides that a director "shall discharge the duties of the position of director in good faith, in a manner the director reasonably believes to be in the best interest of the corporation, and with the care an ordinarily prudent person in a like position would exercise under similar circumstances." Fiduciary duties of a director of a Minnesota corporation include, therefore, both a duty of "loyalty" (to act in good faith and act in a manner reasonably believed to be in the best interests of the corporation) and a duty of "care" (to act with the care an ordinarily prudent person in a like position would exercise under similar circumstances). Minnesota law authorizes corporations to eliminate or limit the personal liability of a director to the corporation or its shareholders for monetary damages for breach of the fiduciary duty of "care." Minnesota law does not, however, permit a corporation to eliminate or limit the liability of a director (i) for any breach of the director's duty of "loyalty" to the corporation or its shareholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) for authorizing a dividend, stock repurchase or redemption or other distribution in violation of Minnesota law or for violation of certain provisions of Minnesota securities laws, or (iv) for any transaction from which the director derived an improper personal benefit. The Articles of Incorporation of Fortis Advantage, Fortis Equity and Fortis Growth limit the liability of directors to the fullest extent permitted by Minnesota statutes, except to the extent that such a liability cannot be limited as provided in the 1940 Act (which act prohibits any provisions which purport to limit the liability of directors arising from such directors' willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their role as directors).

     Minnesota law does not eliminate the duty of "care" imposed upon a director. It only authorizes a corporation to eliminate monetary liability for violations of that duty. Minnesota law, further, does not permit elimination or limitation of liability of "officers" to the corporation for breach of their duties as officers (including the liability of directors who serve as officers for breach of their duties as officers). Minnesota law does not permit elimination or limitation of the availability of equitable relief, such as injunctive or rescissionary relief. Further, Minnesota law does not permit elimination or limitation of a director's liability under the Securities Act of 1933 or the Securities Exchange Act of 1934, and it is uncertain whether and to what extent the elimination of monetary liability would extend to violations of duties imposed on directors by the 1940 Act and the rules and regulations adopted under such act.

                               ADDITIONAL INFORMATION

     The Funds have filed with the Securities and Exchange Commission, Washington, D.C. 20549, a Registration Statement under the Securities Act of 1933, as amended, with respect to the common stock offered hereby. The Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, certain parts of which are omitted in accordance with Rules and Regulations of the Commission. The Registration Statement may be inspected at the principal office of the Commission at 450 Fifth Street, N.W., Washington, D.C., and copies thereof may be obtained from the Commission at prescribed rates.

                                      APPENDIX A

                DESCRIPTION OF FUTURES, OPTIONS AND FORWARD CONTRACTS

OPTIONS ON SECURITIES

     An option on a security provides the purchaser, or "holder," with the right, but not the obligation, to purchase, in the case of a "call" option, or sell, in the case of a "put" option, the security or securities underlying the option, for a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. The holder pays a non-refundable purchase price for the option, known as the "premium." The maximum amount of risk the purchaser of the option assumes is equal to the premium plus related transaction costs, although this entire amount may be lost. The risk of the seller, or "writer," however, is potentially unlimited, unless the option is "covered." A call option written by a Fund is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if a Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash and high grade government securities in a segregated account with its custodian. A put option written by a Fund is "covered" if the Fund maintains cash and high grade government securities with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. If the writer's obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

     Upon exercise of the option, the holder is required to pay the purchase price of the underlying security, in the case of a call option, or to deliver the security in return for the purchase price in the case of a put option. Conversely, the writer is required to deliver the security, in the case of a call option, or to purchase the security, in the case of a put option. Options on securities which have been purchased or written may be closed out prior to exercise or expiration by entering into an offsetting transaction on the exchange on which the initial position was established, subject to the availability of a liquid secondary market.

     Options on securities and options on indexes of securities, discussed below, are traded on national securities exchanges, such as the Chicago Board Options Exchange and the New York Stock Exchange, which are regulated by the SEC. The Options Clearing Corporation guarantees the performance of each party to an exchange-traded option, by in effect taking the opposite side of each such option. A holder or writer may engage in transactions in exchange-traded options on securities and options on indexes of securities only through a registered broker-dealer which is a member of the exchange on which the option is traded.

     In addition, options on securities and options on indexes of securities may be traded on exchanges located outside the United States and over-the-counter through financial institutions dealing in such options as well as the underlying instruments. The particular risks of transactions on foreign exchanges and over-the-counter transactions are set forth more fully in the Statement of Additional Information.

OPTIONS ON STOCK INDEXES

     In contrast to an option on a security, an option on a stock index provides the holder with the right to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." The purchaser of the option receives this cash settlement amount if the closing level of the stock index on the day of exercise is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount if the option is exercised. As in the case of options on securities, the writer or holder may liquidate positions in stock index options prior to exercise or expiration by entering into closing transactions on the exchange on which such positions were established, subject to the availability of a liquid secondary market.

     A Fund will cover all options on stock indexes by owning securities whose price changes, in the opinion of Advisers, are expected to be similar to those of the index, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, where a Fund covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index. In that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. A Fund will secure put options on stock indexes by segregating assets equal to the option's exercise price, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations.

     The index underlying a stock index option may be a "broad-based" index, such as the Standard & Poor's 500 Index or the New York Stock Exchange Composite index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based on narrower market indexes, such as the Standard & Poor's 100 Index, or on indexes of securities of particular industry groups, such as those of oil and gas or technology companies. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks so included.

FUTURES CONTRACTS ON FIXED INCOME SECURITIES, STOCK INDEXES AND FOREIGN
CURRENCIES

     A Futures Contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument or foreign currency, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a Futures Contract provides for a specified settlement date on which, in the case of the majority of interest rate and foreign currency futures contracts, the fixed income securities or currency underlying the contract are delivered by the seller and paid for by the purchaser, or on which, in the case of stock index futures contracts and certain interest rate and foreign currency futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and the seller in cash. Futures Contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures Contracts call for settlement only on the expiration date, and cannot be "exercised" at any other time during their term.

     The purchase or sale of a Futures Contract differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the Futures Contract fluctuates, making positions in the Futures Contracts more or less valuable, a process known as "marking to the market."

     U.S. Futures Contracts may be purchased or sold only on an exchange, known as a "contract market," designated by the CFTC for the trading of such contract, and only through a registered futures commission merchant which is a member of such contract market. A commission must be paid on each completed purchase and sale transaction. The contract market clearing house guarantees the performance of each party to a Futures Contract, by in effect taking the opposite side of such contract. At any time prior to the expiration of a Futures Contract, a trader may elect to close out its position by taking an opposite position on the contract market on which the position was entered into, subject to the availability of a secondary market, which will operate to terminate the initial position. At that time, a final determination of variation margin is made and any loss experienced by the trader is required to be paid to the contract market clearing house while any profit due to the trader must be delivered to it. Futures Contracts may also be traded on foreign exchanges.

     Interest rate futures contracts currently are traded on a variety of fixed income securities, including long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities and U.S. Treasury Bills. In addition, interest rate futures contracts include contracts on indexes of municipal securities. Foreign currency futures contracts currently are traded on the British pound, Canadian dollar, Japanese yen, Swiss franc, West German mark and on Eurodollar deposits.

     A stock index or Eurodollar futures contract provides for the making and acceptance of a cash settlement in much the same manner as the settlement of an option on a stock index. The types of indexes underlying stock index futures contracts are essentially the same as those underlying stock index options, as described above. The index underlying a municipal bond index futures contract is a broad based index of municipal securities designed to reflect movements in the municipal securities market as a whole. The index assigns weighted values to the securities included in the index and its composition is changed periodically.

OPTIONS ON FUTURES CONTRACTS

     An Option on a Futures Contract provides the holder with the right to enter into a "long" position in the underlying Futures Contract, in the case of a call option, or a "short" position in the underlying Futures Contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of Futures Contracts, such as payment of variation margin deposits. In addition, the writer of an Option on a Futures Contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

     A position in an Option on a Futures Contract may be terminated by the purchaser or seller prior to expiration by affecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

     Options on Futures Contracts that are written or purchased by a Fund on United States exchanges are traded on the same contract market as the underlying Futures Contract, and, like Futures Contracts, are subject to regulation by the CFTC and the performance guarantee of the exchange clearing house. In addition, Options on Futures Contracts may be traded on foreign exchanges.

     An option, whether based on a Futures Contract, a stock index or security, becomes worthless to the holder when it expires. Upon exercise of an option, the exchange or contract market clearing house assigns exercise notices on a random basis to those of its members which have written options of the same series and with the same expiration date. A brokerage firm receiving such notices then assigns them on a random basis to those of its customers which have written options of the same series and expiration date. A writer therefore has no control over whether an option will be exercised against it, nor over the timing of such exercise.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

     A Currency Contract is a contractual obligation to purchase or sell a specific quantity of a given foreign currency for a fixed exchange rate at a future date. Currency Contracts are individually negotiated and are traded through the "interbank currency market," an informal network of banks and brokerage firms which operates around the clock and throughout the world. Transactions in the interbank market may be executed only through financial institutions acting as market-makers in the interbank market, or through brokers executing purchases and sales through such institutions. Market-makers in the interbank market generally act as principals in taking the opposite side of their customers' positions in Currency Contracts, and ordinarily charge a mark-up commission which may be included in the cost of the Contract. In addition, market-makers may require their customers to deposit collateral upon entering into a Currency Contract, as security for the customer's obligation to make or receive delivery of currency, and to deposit additional collateral if exchange rates move adversely to the customer's position. Such deposits may function in a manner similar to the margining of Futures Contracts, described above.

     Prior to the stated maturity date of a Currency Contract, it may be possible to liquidate the transaction by entering into an offsetting contract. In order to do so, however, a customer may be required to maintain both contracts as open positions until maturity and to make or receive a settlement of the difference owed to or from the market-maker or broker at that time.

OPTIONS ON FOREIGN CURRENCIES

     Options on foreign currencies are traded in a manner substantially similar to options on securities. In particular, an option on foreign currency provides the holder with the right to purchase, in the case of a call option, or to sell, in the case of a put option, a stated quantity of a particular currency for a fixed price up to a stated expiration date or, in the case of certain options, on such date. The writer of the option undertakes the obligation to deliver, in the case of a call option, or to purchase in the case of a put option, the quantity of the currency called for in the option, upon exercise of the option by the holder.

As in the case of other types of options, the holder of an option on foreign currency is required to pay a one-time, non-refundable premium, which represents the cost of purchasing the option. The holder can lose the entire amount of this premium, as well as related transaction costs, but not more than this amount. The writer of the option, in contrast, generally is required to make initial and variation margin payments, similar to margin deposits required in the trading of Futures Contracts and the writing of other types of options. The writer is therefore subject to risk of loss beyond the amount originally invested and above the value of the option at the time it is entered into.

     Certain options on foreign currencies, like Currency Contracts, are traded over-the-counter through financial institutions acting as market-makers in such options and the underlying currencies. Such transactions therefore involve risks not generally associated with exchange-traded instruments, which are discussed below. Options on foreign currencies may also be traded on national securities exchanges regulated by the SEC and on exchanges located in foreign countries.

     Over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of a Fund's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Fund. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and a Fund could be required to retain options purchased or written until exercise, expiration or maturity. This in turn could limit the Fund's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

     Further, over-the-counter transactions are not subject to the guarantee of an exchange clearing house, and a Fund will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. One or more of such institutions also may decide to discontinue their role as market-makers in a particular currency or security, thereby restricting the Fund's ability to enter into desired hedging transactions. A Fund will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found satisfactory by Advisers.

                                    APPENDIX B

           CORPORATE BOND, PREFERRED STOCK AND COMMERCIAL PAPER RATINGS

COMMERCIAL PAPER RATINGS

     STANDARD & POOR'S RATINGS SERVICES. Commercial paper ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues assigned the A rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with designation 1, 2, and 3 to indicate the relative degree of safety. The "A-1" designation indicates that the degree of safety regarding timely payment is very strong.

     MOODY'S INVESTORS SERVICE, INC. Moody's commercial paper ratings are opinions of the ability of the issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

     Prime-1 Superior capacity for repayment of short-term promissory obligations.

     Prime-2 Strong capacity for repayment of short-term promissory obligations.

     Prime-3 Acceptable capacity for repayment of short-term promissory obligations.

CORPORATE BOND RATINGS

     STANDARD & POOR'S RATINGS SERVICES. Its ratings for corporate bonds have the following definitions:

     Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree.

     Debt rated "A" has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     Debt rated "BB," "B," "CCC," "CC," and "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

     Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB " rating.

     Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

     The rating "CC" is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

     The rating "C" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     The rating "C1" is reserved for income bonds on which no interest is being paid.

     "NR" indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

     BOND INVESTMENT QUALITY STANDARDS. Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, AA, A, BBB, commonly known as "Investment Grade" ratings) are generally regarded as eligible for bank investment. In addition, the Legal Investment Laws of various states impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

     MOODY'S INVESTORS SERVICE, INC. Its ratings for corporate bonds include the following:

     Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

     Bonds which are rated "A" possess many favorable attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     Bonds which rated "C" are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

PREFERRED STOCK RATING

     STANDARD & POOR'S RATINGS SERVICES. Its ratings for preferred stock have the following definitions:

     An issue rated "AAA" has the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

     A preferred stock issue rated "AA" also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA."

     An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.

     Preferred stock rated "BB", "B", and "CCC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. "BB" indicates the lowest degree of speculation and "CCC" the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     The rating "CC" is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

     A preferred stock rated "C" is a non-paying issue.

     A preferred stock rated "D" is a non-paying issue with the issuer in default on debt instruments.

     "NR" indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

     MOODY'S INVESTORS SERVICE, INC. Its ratings for preferred stock include the following:

     An issue which is rated "Aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

     An issue which is rated "Aa" is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

     An issue which is rated "A" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

     An issue which is rated "Baa" is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

     An issue which is rated "Ba" is considered to have speculative elements and its future cannot be considered will assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

     Bonds which are rated "B" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

     An issue which is rated "Caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments. An issue which is rated "Ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment. An issue rated "C" is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                                       PART C

                                     Value Fund
                                Growth & Income Fund
                                        and
                                    Capital Fund
                                     series of
                           Fortis Equity Portfolios, Inc.

                                 OTHER INFORMATION

ITEM 23.    EXHIBITS
     THE FUND IS FILING OR INCORPORATING BY REFERENCE THE FOLLOWING EXHIBITS:

     (a).1  Articles of Amendment dated 9/8/94 and Amended and Restated
            Articles of Incorporation dated as of 9/9/94  *
     (a).2  Certification of Designation of Classes A, B, C & H dated 10/31/94 *
     (a).3  Certification of Designation of Series B and Series C dated
            12/19/95  *
     (b)    Amended and Restated Bylaws effective 12/7/95 (3)
     (c)    Instruments Defining Rights of Security Holders - not applicable
     (d).   Investment Advisory and Management Agreement dated 12/7/95  (3)
     (e).1  Underwriting and Distribution Agreement dated 12/7/95  (3)
     (e).2  Dealer Sales Agreement  (1)
     (e).3  Mutual Fund Supplement to Dealer Sales Agreement  (1)
     (f)    Bonus or Profit Sharing Contracts - not applicable
     (g)    Custody Agreement dated 3/21/92  *
     (h)    Other Material Contracts - not applicable
     (i)    Legal Opinion - not applicable
     (j)    Consent of KPMG Peat Marwick LLP  *
     (k)    Omitted Financial Statements  - not applicable
     (l)    Initial Capital Agreements - not applicable
     (m)    Rule 12b-1 Plan  (2)
     (n)    Financial Data Schedule - not applicable
     (o)    Rule 18f-3 Plan  (3)

-----------------
(1) Incorporated by reference to Post-Effective Amendment No. 45 to the Registration Statement of Fortis Income Portfolios, Inc. on Form N-1A filed with the Commission on December 1, 1998.
(2) Incorporated by reference to Post-Effective Amendment No. 11 to the Registration Statement of Fortis Worldwide Portfolios, Inc. on Form N-1A filed with the Commission on February 27, 1998.
(3) Incorporated by reference to Post-Effective Amendment No. 76 to the Registrant's Registration Statement on Form N-1A filed with the Commission on October 18, 1995.
*    Filed herewith.

ITEM 24.    PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND
     THE FOLLOWING IS A LIST OF ALL PERSONS DIRECTLY OR INDIRECTLY CONTROLLED BY OR UNDER COMMON

CONTROL WITH THE FUND:

     No person is directly or indirectly controlled by or under common control with the Registrant.

ITEM 25.     INDEMNIFICATION
     STATE THE GENERAL EFFECT OF ANY CONTRACT, ARRANGEMENTS OR STATUTE UNDER WHICH ANY DIRECTOR, OFFICER, UNDERWRITER OR AFFILIATED PERSON OF THE FUND IS INSURED OR INDEMNIFIED AGAINST ANY LIABILITY INCURRED IN THEIR OFFICIAL CAPACITY, OTHER THAN INSURANCE PROVIDED BY ANY DIRECTOR, OFFICER, AFFILIATED PERSON, OR UNDERWRITER FOR THEIR OWN PROTECTION.

     Paragraph 8(d) of the Registrant's Articles of Incorporation provides that the Registrant shall indemnify such person for such expenses and liabilities, in such manner, under such circumstances, and to the full extent permitted by
Section 302A.521 of the Minnesota Statutes, as now enacted or hereafter amended; provided, however, that no such indemnification may be made if it would be in violation of Section 17(h) of the Investment Company Act of 1940, as now enacted or hereinafter amended, and any rules, regulations, or releases promulgated thereunder.

     The Registrant may indemnify its officers and directors and other "persons" acting in an "official capacity" (as such terms are defined in Section 302A.521) pursuant to a determination by the board of directors or shareholders of the Registrant as set forth in Section 302A.521, by special legal counsel selected by the board or a committee thereof for the purpose of making such a determination, or by a Minnesota court upon application of the person seeking indemnification. If a director is seeking indemnification for conduct in the capacity of director or officer of the Registrant, then such director generally may not be counted for the purposes of determining either the presence of a quorum or such director's eligibility to be indemnified.

     In any case, indemnification is proper only if the eligibility determining body decides that the person seeking indemnification:

     (a) has not received indemnification for the same conduct from any other party or organization;
     (b)    acted in good faith;
     (c)    received no improper personal benefit;
     (d) in the case of criminal proceedings, has no reasonable cause to believe the conduct was unlawful;
     (e) reasonably believed that the conduct was in the best interest of the Registrant, or in certain contexts, was not opposed to the best interest of the Registrant; and
     (f) had not otherwise engaged in conduct which precludes indemnification under either Minnesota or Federal law (including, without limitation, conduct constituting willful misfeasance, bad faith, gross negligence, or reckless disregard of duties as set forth in Section 17(h) and (i) of the Investment Company Act of
            1940).

     ADVANCES. If a person is made or threatened to be made a party to a proceeding, the person is entitled, upon written request to the Registrant, to payment or reimbursement by the

Registrant of reasonable expenses, including attorneys fees and disbursements, incurred by the person in advance of the final disposition of the proceeding,
(a) upon receipt by the Registrant of a written affirmation by the person of a good faith belief that the criteria for indemnification set forth in Section 302A.521 have been satisfied and a written undertaking by the person to repay all amounts so paid or reimbursed by the Registrant, if it is ultimately determined that the criteria for indemnification have been satisfied, and (b) after a determination that the facts then known to those making the determination would not preclude indemnification under 302A.521. The written undertaking required by clause (a) is an unlimited general obligation of the person making it, but need not be secured and shall be accepted without reference to financial ability to make the repayment.

     UNDERTAKING. The Registrant undertakes that insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provision, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless, in the opinion of its counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.    BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER
     DESCRIBE ANY OTHER BUSINESS, PROFESSION, VOCATION OR EMPLOYMENT OF A SUBSTANTIAL NATURE THAT EACH INVESTMENT ADVISER, AND EACH DIRECTOR, OFFICER OR PARTNER OF THE ADVISER, IS OR HAS BEEN ENGAGED WITHIN THE LAST TWO FISCAL YEARS FOR HIS OR HER OWN ACCOUNT OR IN THE CAPACITY OF DIRECTOR, OFFICER, EMPLOYEE, PARTNER OR TRUSTEE.

     Information on the business of the Adviser, its directors and officers is
described in the Statement of Additional Information.   The following officers
are not listed in the Statement of Additional Information:

                                             Other Business/Employment
Name                 Position with Adviser   During Past Two Years
----                 ---------------------   ---------------------
Michael D. O'Connor  Qualified Plan Officer  Qualified Plan Officer of Fortis
                                             Benefits Insurance Company
David C. Greenzang   Money Market Portfolio  Debt securities manager with
                     Officer                 Fortis, Inc.

ITEM 27.    PRINCIPAL UNDERWRITERS
(a) STATE THE NAME OF EACH INVESTMENT COMPANY (OTHER THAN THE FUND) FOR WHICH EACH PRINCIPAL UNDERWRITER CURRENTLY DISTRIBUTING THE FUND'S SECURITIES ALSO ACTS AS A PRINCIPAL UNDERWRITER, DEPOSITOR, OR INVESTMENT ADVISER.

     Investors also acts as the principal underwriter for: Fortis Advantage Portfolios, Inc.,

Fortis Worldwide Portfolios, Inc., Fortis Money Portfolios, Inc., Fortis Tax Free Portfolios, Inc., Fortis Securities, Inc., Fortis Series Fund, Inc., Fortis Income Portfolios, Inc., Fortis Growth Fund, Inc., Variable Account C of Fortis Benefits Insurance Company and Variable Account D of Fortis Benefits Insurance Company.

(b) PROVIDE THE INFORMATION REQUIRED BY THE FOLLOWING TABLE FOR EACH DIRECTOR, OFFICER, OR PARTNER OF EACH PRINCIPAL UNDERWRITER NAMED IN RESPONSE TO ITEM 20.

     In addition to those listed in the Statement of Additional Information with respect to Investors, the following are also officers of Investors. The principal business address of each individual is 500 Bielenberg Drive, Woodbury, Minnesota 55125.

  Name and Principal     Positions and Offices             Positions and Offices
    Business Address       with Underwriter                     with Fund
---------------------    --------------------------        ---------------------
Carol M. Houghtby        Director, Vice President &         None
                           Treasurer
Roger W. Arnold          Senior Vice President              None
Peter M. Delehanty       Senior Vice President              None
John E. Hite             Vice President & Secretary         None


(c) PROVIDE THE INFORMATION REQUIRED BY THE FOLLOWING TABLE FOR ALL COMMISSIONS AND OTHER COMPENSATION RECEIVED, DIRECTLY OR INDIRECTLY, FROM THE FUND DURING THE LAST FISCAL YEAR BY EACH PRINCIPAL UNDERWRITER WHO IS NOT AN AFFILIATED PERSON OF THE FUND OR ANY AFFILIATED PERSON OF AN AFFILIATED PERSON.

     Not applicable.

ITEM 28.    LOCATION OF ACCOUNTS AND RECORDS
     STATE THE NAME AND ADDRESS OF EACH PERSON MAINTAINING PHYSICAL POSSESSION OF EACH ACCOUNT, BOOK, OR OTHER DOCUMENT REQUIRED TO BE MAINTAINED BY SECTION 31(a) AND THE RULES UNDER THAT SECTION.

     The physical possession of the accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 3la-1 to 3la-3 promulgated thereunder is maintained by the Registrant at Fortis Advisers, Inc., 500 Bielenberg Drive, Woodbury, MN 55125.

ITEM 29.    MANAGEMENT SERVICES
     PROVIDE A SUMMARY OF THE SUBSTANTIVE PROVISIONS OF ANY MANAGEMENT-RELATED SERVICE CONTRACT NOT DISCUSSED IN PART A OR B, DISCLOSING THE PARTIES TO THE CONTRACT AND THE TOTAL AMOUNT PAID AND BY WHOM FOR THE FUND FOR THE LAST THREE FISCAL YEARS.

     All contracts were discussed in Part A or B.

ITEM 30.    UNDERTAKINGS

(a) IN INITIAL REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT, PROVIDE AN UNDERTAKING TO

     FILE AN AMENDMENT TO THE REGISTRATION STATEMENT WITH CERTIFIED FINANCIAL STATEMENTS SHOWING THE INITIAL CAPITAL RECEIVED BEFORE ACCEPTING SUBSCRIPTIONS FROM MORE THAN 25 PERSONS IF THE FUND INTENDS TO RAISE ITS INITIAL CAPITAL UNDER SECTION 14(a)(3).

     Not applicable.

(b) Each recipient of a prospectus of any series of the Registrant may request the latest Annual Report of such series, and such Annual Report will be furnished by the Registrant without charge.

(c) Registrant represents that it is relying on a No-Action Letter (IDS Financial Services, June 20, 1986) and that it has complied with the provisions of paragraphs (a) - (d) of such No-Action Letter.

                                      SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement on Form N-1A pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Woodbury and State of Minnesota on the 30th day of December 1998.

                                        FORTIS EQUITY PORTFOLIOS, INC.
                                         (Registrant)

                                        By  /s/ Dean C. Kopperud
                                           -------------------------------------
                                           Dean C. Kopperud, President

          Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

 /s/ Dean C. Kopperud              President (principal     December 30, 1998
------------------------------     executive officer)
Dean C. Kopperud

 /s/ Tamara L. Fagely              Treasurer (principal     December 30, 1998
------------------------------     financial and
Tamara L. Fagely                   accounting officer)

Richard D. Cutting*                Director

Allen R. Freedman*                 Director

Robert M. Gavin*                   Director

Benjamin S. Jaffray*               Director

Jean L. King*                      Director

Edward M. Mahoney*                 Director

Robb L. Prince*                    Director

Leonard J. Santow*                 Director

Noel S. Shadko                     Director

Joseph M. Wikler*                  Director

*By  /s/ Dean C. Kopperud                                   December 30, 1998
    --------------------------
    Dean C. Kopperud, Attorney-in-Fact